MARKET VECTORS ETF TRUST

STATEMENT OF ADDITIONAL INFORMATION

Dated September 1, 2013, as amended on October 7, 2013

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus dated September 1, 2013 (the “Prospectus”) for the Market Vectors ETF Trust (the “Trust”), relating to the series of the Trust listed below, as it may be revised from time to time.

Fund	Principal U.S. Listing Exchange	Ticker
Market Vectors BDC Income ETF	NYSE Arca, Inc.	BIZDTM
Market Vectors CEF Municipal Income ETF	NYSE Arca, Inc.	XMPT®
Market Vectors Emerging Markets High Yield Bond ETF	NYSE Arca, Inc.	HYEM®
Market Vectors Emerging Markets Local Currency Bond ETF	NYSE Arca, Inc.	EMLC®
Market Vectors Fallen Angel High Yield Bond ETF	NYSE Arca, Inc.	ANGL®
Market Vectors High-Yield Municipal Index ETF	NYSE Arca, Inc.	HYD®
Market Vectors Intermediate Municipal Index ETF	NYSE Arca, Inc.	ITM®
Market Vectors International High Yield Bond ETF	NYSE Arca, Inc.	IHY®
Market Vectors Investment Grade Floating Rate ETF	NYSE Arca, Inc.	FLTR®
Market Vectors LatAm Aggregate Bond ETF	NYSE Arca, Inc.	BONO®
Market Vectors Long Municipal Index ETF	NYSE Arca, Inc.	MLN®
Market Vectors Mortgage REIT Income ETF	NYSE Arca, Inc.	MORT®
Market Vectors Preferred Securities ex Financials ETF	NYSE Arca, Inc.	PFXF®
Market Vectors Pre-Refunded Municipal Index ETF	NYSE Arca, Inc.	PRB®
Market Vectors Renminbi Bond ETF	NYSE Arca, Inc.	CHLC®
Market Vectors Short Municipal Index ETF	NYSE Arca, Inc.	SMB®
Market Vectors Treasury-Hedged High Yield Bond ETF	NYSE Arca, Inc.	THHYTM

A copy of the Prospectus may be obtained without charge by writing to the Trust or the Distributor. The Trust’s address is 335 Madison Avenue, 19th Floor, New York, New York 10017. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. The audited financial statements, including the financial highlights appearing in the Trust’s Annual Report to shareholders for the fiscal year ended April 30, 2013 and filed electronically with the Securities and Exchange Commission (the “SEC”), are incorporated by reference and made part of this SAI.

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The Distributor	27

Affiliated Index Provider	27

Other Accounts Managed by the Portfolio Managers	28

Portfolio Manager Compensation	29

Portfolio Manager Share Ownership	29

BROKERAGE TRANSACTIONS	32

BOOK ENTRY ONLY SYSTEM	33

CREATION AND REDEMPTION OF CREATION UNITS	34

General	34

Fund Deposit	35

Procedures for Creation of Creation Units	36

Placement of Creation Orders Using Clearing Process—All Funds Except Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Preferred Securities ex Financials ETF	37

Placement of Creation Orders Using Clearing Process—Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Preferred Securities ex Financials ETF	38

Placement of Creation Orders Outside Clearing Process—Domestic Funds	38

Placement of Creation Orders Outside Clearing Process—Foreign Funds	38

Acceptance of Creation Orders	39

Creation Transaction Fee	39

Redemption of Creation Units	40

Redemption Transaction Fee	41

Placement of Redemption Orders Using Clearing Process—All Funds Except Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Preferred Securities ex Financials ETF	41

Placement of Redemption Orders Using Clearing Process—Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Preferred Securities ex Financials ETF	42

Placement of Redemption Orders Outside Clearing Process—Domestic Funds	42

Placement of Redemption Orders Outside Clearing Process—Foreign Funds	42

DETERMINATION OF NET ASSET VALUE	60

DIVIDENDS AND DISTRIBUTIONS	61

General Policies	61

DIVIDEND REINVESTMENT SERVICE	61

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	61

TAXES	66

Reportable Transactions	70

CAPITAL STOCK AND SHAREHOLDER REPORTS	71

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	71
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GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company. The Trust currently consists of 53 investment portfolios. This SAI relates to seventeen investment portfolios, Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF, Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Emerging Markets Local Currency Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF, Market Vectors High-Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors International High Yield Bond ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors LatAm Aggregate Bond ETF, Market Vectors Long Municipal Index ETF, Market Vectors Mortgage REIT Income ETF, Market Vectors Preferred Securities ex Financials ETF, Market Vectors Pre-Refunded Municipal Index ETF, Market Vectors Renminbi Bond ETF, Market Vectors Short Municipal Index ETF and Market Vectors Treasury-Hedged High Yield Bond ETF (each, a “Fund” and, together, the “Funds”). The Funds (except for Market Vectors BDC Income ETF and Market Vectors CEF Municipal Income ETF) are classified as non-diversified management investment companies under the Investment Company Act of 1940, as amended (“1940 Act”), and, as a result, are not required to meet certain diversification requirements under the 1940 Act. Market Vectors BDC Income ETF and Market Vectors CEF Municipal Income ETF are classified as diversified management investment companies under the 1940 Act. The Trust was organized as a Delaware statutory trust on March 15, 2001. The shares of each Fund are referred to herein as “Shares.”

The Funds offer and issue Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Similarly, Shares are redeemable by the Funds only in Creation Units, and for Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF, Market Vectors Fallen Angel High Yield Bond ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Preferred Securities ex Financials ETF in exchange for specified securities included in each Fund’s Index (defined herein). Creation Units of Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Emerging Markets Local Currency Bond ETF, Market Vectors International High Yield Bond ETF and Market Vectors LatAm Aggregate Bond ETF are issued and redeemed partially for cash and partially in exchange for specified securities included in each Fund’s Index. Creation Units of Market Vectors High-Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Mark Vectors Long Municipal Index ETF, Market Vectors Pre-Refunded Municipal Index ETF and Market Vectors Short Municipal Index ETF are issued and redeemed partially for cash and partially in exchange for specified securities included in each Fund’s Index. Shares of Market Vectors Renminbi Bond ETF and Market Vectors Treasury-Hedged High Yield Bond ETF are issued and redeemed principally in cash. The Shares of the Funds are listed on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”) and trade in the secondary market at market prices that may differ from the Shares’ NAV. A Creation Unit consists of 50,000 Shares (with respect to Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Preferred Securities ex Financials ETF), 100,000 Shares (with respect to Market Vectors High-Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors LatAm Aggregate Bond ETF, Market Vectors Long Municipal Index ETF, Market Vectors Pre-Refunded Municipal Index ETF, Market Vectors Renminbi Bond ETF and Market Vectors Short Municipal Index ETF) and 200,000 Shares (with respect to Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Emerging Markets Local Currency Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF, Market Vectors International High Yield Bond ETF and Market Vectors Treasury-Hedged High Yield Bond ETF) of a Fund.

The Trust reserves the right to permit or require a “cash” option for creations and redemptions of Shares of a Fund (subject to applicable legal requirements) to the extent such Shares are not created and redeemed in cash.

INVESTMENT POLICIES AND RESTRICTIONS

General

Market Vectors CEF Municipal Income ETF is a “fund of funds,” meaning that it invests all or a portion of its assets in other funds (the “Underlying Funds”). The performance of Market Vectors CEF Municipal Income ETF is dependent on the performance of the Underlying Funds. Market Vectors CEF Municipal Income ETF will be subject to the risks of the Underlying Funds’ investments. Because the investment characteristics of Market Vectors CEF Municipal Income ETF will correspond directly to those of the Underlying Funds, the following applies to both Market Vectors CEF Municipal Income ETF and the Underlying Funds, as applicable, and except where otherwise indicated, references in this SAI to a “Fund,” “Funds” or “Market Vectors CEF Municipal Income ETF” include Market Vectors CEF Municipal Income ETF and the Underlying Funds, as applicable.

Market Vectors BDC Income ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Preferred Securities ex Financials ETF are each defined as an “Equity Income Fund” and collectively as the “Equity Income Funds.” Market Vectors CEF Municipal Income ETF, Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Emerging Markets Local Currency Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF, Market Vectors High-Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors International High Yield Bond ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors LatAm Aggregate Bond ETF, Market Vectors Long Municipal Index ETF, Market Vectors Pre-Refunded Municipal Index ETF, Market Vectors Renminbi Bond ETF, Market Vectors Short Municipal Index ETF and Market Vectors Treasury-Hedged High Yield Bond ETF are each defined as a “Fixed Income Fund” and collectively as the “Fixed Income Funds.”

Municipal Securities

Market Vectors High-Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors Long Municipal Index ETF, Market Vectors Pre-Refunded Municipal Index ETF, Market Vectors Short Municipal Index ETF (collectively, the “Municipal Funds”) and Market Vectors CEF Municipal Income ETF and/or the Underlying Funds, may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which each Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). In addition, each Fund may invest in lease obligations. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities.

Short Sales

Market Vectors Treasury-Hedged High Yield Bond ETF may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder. When Market Vectors Treasury-Hedged High Yield Bond ETF makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. Market Vectors Treasury-Hedged High Yield Bond ETF may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

Market Vectors Treasury-Hedged High Yield Bond ETF secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, Market Vectors Treasury-Hedged High Yield Bond ETF is required to deposit similar collateral with its custodian, if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money). Depending on arrangements made with the broker-dealer from which Market Vectors Treasury-Hedged High Yield Bond ETF borrowed the security, regarding payment received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Because making short sales in securities that it does not own exposes Market Vectors Treasury-Hedged High Yield Bond ETF to the risks associated with those securities, such short sales involve speculative exposure risk. Market Vectors Treasury-Hedged High Yield Bond ETF will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Market Vectors Treasury-Hedged High Yield Bond ETF will realize a gain on a short sale if the security declines in price between those dates. There can be no assurance that Market Vectors Treasury-Hedged High Yield Bond ETF will be able to close out a short sale position at any particular time or at an acceptable price.

Market Vectors Treasury-Hedged High Yield Bond ETF may also make short sales “against the box” without being subject to such limitations. In a short sale “against-the-box,” at the time of the sale, Market Vectors Treasury-Hedged High Yield Bond ETF owns or has the immediate and unconditional right to acquire the identical security at no additional cost. If Market Vectors Treasury-Hedged High Yield Bond ETF makes a short sale against the box, the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, Market Vectors Treasury-Hedged High Yield Bond ETF will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. Market Vectors Treasury-Hedged High Yield Bond ETF can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

Repurchase Agreements

The Funds may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from their excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement and are held by the Trust’s custodian bank until repurchased. In addition, the Trust’s Board of Trustees (“Board” or “Trustees”) has established guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with each Fund. No more than an aggregate of 15% of each Fund’s net assets will be invested in repurchase agreements having maturities longer than seven days.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Funds may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral not within the control of the Fund and, therefore, the Fund may incur delays in disposing of the security and/or may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Futures Contracts and Options

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified instrument, index or commodity at a specified future time and at a specified price. Stock or bond index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock or bond index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges. The Funds may use futures contracts and options on futures contracts based on other indexes or combinations of indexes that Van Eck Associates Corporation (the “Adviser”) believes to be representative of each Fund’s respective benchmark index (each, an “Index”).

An option is a contract that provides the holder the right to buy or sell shares at a fixed price, within a specified period of time. An American call option gives the option holder the right to buy the underlying security from the option writer at the option exercise price at any time prior to the expiration of the option. A European call option gives the option holder the right to buy the underlying security from the option writer only on the option expiration date. An American put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price at any time prior to the expiration of the option. A European put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price only on the option expiration date.

Although futures contracts (other than cash settled futures contracts including most stock or bond index futures contracts) by their terms call for actual delivery or acceptance of the underlying instrument or commodity, in most cases the contracts are closed out before the maturity date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying instrument or commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required.

Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

The Funds may use futures contracts and options thereon, together with positions in cash and money market instruments, to simulate full investment in each Fund’s respective Index. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to each Fund’s respective Index components or a subset of the components. Liquid futures contracts may not be currently available for the Index of each Fund.

Positions in futures contracts and options may be closed out only on an exchange that provides a secondary market therefor. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, the Funds would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Funds may be required to make delivery of the instruments underlying futures contracts they have sold.

The Funds will seek to minimize the risk that they will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock or bond index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit.

Utilization of futures transactions by the Funds involves the risk of imperfect or even negative correlation to each Fund’s respective Index if the index underlying the futures contracts differs from the Index. There is also the risk of loss by the Funds of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

Except as otherwise specified in the Funds’ Prospectus or this SAI, there are no limitations on the extent to which the Funds may engage in transactions involving futures and options thereon. The Funds will take steps to prevent their futures positions from “leveraging” their securities holdings. When a Fund has a long futures position, it will maintain with its custodian bank, cash or liquid securities having a value equal to the notional value of the contract (less any margin deposited in connection with the position). When a Fund has a short futures position, as part of a complex stock or bond replication strategy the Fund will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and liquid securities (or a combination of the foregoing) having a value equal to the net obligation of the Fund under the contract (less the value of any margin deposits in connection with the position).

Swaps

Over-the-counter swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although over-the-counter swap agreements entail the risk that a party will default on its payment obligations thereunder, each Fund seeks to reduce this risk by entering into agreements that involve payments no less frequently than quarterly. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

The use of such swap agreements involves certain risks. For example, if the counterparty, under a swap agreement, defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Funds may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delays.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments requires the clearing and exchange-trading of certain over-the-counter derivative instruments that the Commodity Futures Trading Commission (“CFTC”) and Securities and Exchange Commission (“SEC”) recently defined as “swaps” and “security based swaps,” respectively. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. The Adviser will continue to monitor these developments, particularly to the extent regulatory changes affect a Fund’s ability to enter into swap agreements.

Warrants and Subscription Rights

Warrants are equity securities in the form of options issued by a corporation which give the holder the right, but not the obligation, to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. A purchaser takes the risk that the warrant may expire worthless because the market price of the common stock fails to rise above the price set by the warrant.

Currency Forwards

A currency forward transaction is a contract to buy or sell a specified quantity of currency at a specified date in the future at a specified price which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency forward contracts may be used to increase or reduce exposure to currency price movements.

The use of currency forward transactions involves certain risks. For example, if the counterparty under the contract defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, a Fund may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delays.

Convertible Securities

A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Structured Notes

A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor(s) used and the use of multipliers or deflators, changes in interest rates and movement of such factor(s) may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.

Participation Notes

Participation notes (“P-Notes”) are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with the underlying security. However, the holder of a P-Note generally does not receive voting rights as it would if it directly owned the underlying security. P-Notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subject a Fund to counterparty risk, as discussed below. Investments in P-Notes involve certain risks in addition to those associated with a direct investment in the underlying foreign securities or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that the trading price of a P-Note will equal the value of the underlying foreign security or foreign securities market that it seeks to replicate. As the purchaser of a P-Note, a Fund is relying on the creditworthiness of the counterparty issuing the P-Note and has no rights under a P-Note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, a Fund would lose its investment. The risk that a Fund may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Fund purchases P-Notes issued by one issuer or a small number of issuers. P-Notes also include transaction costs in addition to those applicable to a direct investment in securities. In addition, a Fund’s use of P-Notes may cause the Fund’s performance to deviate from the performance of the portion of the Index to which the Fund is gaining exposure through the use of P-Notes.

Due to liquidity and transfer restrictions, the secondary markets on which P-Notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in a Fund’s portfolio and may cause the value of the P-Notes to decline. The ability of a Fund to value its securities becomes more difficult and the Adviser’s judgment in the application of fair value procedures may play a greater role in the valuation of a Fund’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for a Fund to accurately assign a daily value to such securities.

Future Developments

The Funds may take advantage of opportunities in the area of options, futures contracts, options on futures contracts, options on the Funds, warrants, swaps and any other investments which are not presently contemplated for use or which are not currently available, but which may be developed, to the extent such investments are considered suitable for a Fund by the Adviser.

Investment Restrictions

The Trust has adopted the following investment restrictions as fundamental policies with respect to each Fund, unless otherwise noted. These restrictions cannot be changed without the approval of the holders of a majority of each Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Under these restrictions:

1.	Each Fund may not make loans, except that a Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan or participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies;

2.	Each Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

3.	Each Fund may not issue senior securities except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

4.	Market Vectors BDC Income ETF and Market Vectors CEF Municipal Income ETF may not invest in a manner inconsistent with its classification as a “diversified company” as provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time;

5.	Each Municipal Fund may not purchase a security (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result, 25% or more of its total assets would be invested in a single issuer;

6.	Each Fund may not purchase or sell real estate, except that a Fund may (i) invest in securities of issuers that invest in real estate or interests therein; (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

7.	Each Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities or in connection with its investments in other investment companies;

8.	Each Fund may not purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities; and

9.	Each Fund (except Market Vectors BDC Income ETF and Market Vectors Mortgage REIT Income ETF) may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that the Fund may invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries if the index that the Fund replicates concentrates in an industry or group of industries. This limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. With respect to Market Vectors BDC Income ETF and Market Vectors Mortgage REIT Income ETF, the Fund may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that the Fund will invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries if the index that the Fund replicates concentrates in an industry or group of industries. This limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

In addition, each Municipal Fund has adopted a fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. Market Vectors CEF Municipal Income ETF has adopted a fundamental investment policy to invest at least 80% of its total assets in investments the income from which is exempt from U.S. federal income tax (other than federal alternative minimum tax (“AMT”)). Market Vectors CEF Municipal Income ETF may count securities that generate income subject to the AMT toward the 80% investment requirement.

In addition to the investment restrictions (and with respect to the Municipal Funds and Market Vectors CEF Municipal Income ETF, the applicable policy) adopted as fundamental policies as set forth above, each Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. Under these restrictions:

1.	Each Fund will not invest in securities which are “illiquid” securities, including repurchase agreements maturing in more than seven days and options traded over-the-counter, if the result is that more than 15% of a Fund’s net assets would be invested in such securities.

2.	Each Fund will not (except Market Vectors Treasury-Hedged High Yield Bond ETF) make short sales of securities.

3.	Each Fund will not purchase any security on margin, except for such short-term loans as are necessary for clearance of securities transactions. The deposit or payment by a Fund or initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

4.	Each Fund will not participate in a joint or joint-and-several basis in any trading account in securities, although transactions for the Funds and any other account under common or affiliated management may be combined or allocated between a Fund and such account.

5.	Each Fund will not purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although a Fund (except Market Vectors BDC Income ETF and Market Vectors CEF Municipal Income ETF) may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Market Vectors BDC Income ETF and Market Vectors CEF Municipal Income ETF will not purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

In addition to the fundamental and non-fundamental investment restrictions set forth above, each of Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Emerging Markets Local Currency Bond ETF, Market Vectors International High Yield Bond ETF and Market Vectors Preferred Securities ex Financials ETF observes the following additional restrictions, which may be changed by the Board without a shareholder vote: under normal market conditions (i) any borrowings by the Fund will be on a temporary basis and will not exceed 10% of the Fund’s net assets; and (ii) the Fund’s investments in the securities of other pooled investment vehicles will not exceed 10% of the Fund’s net assets.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities above in fundamental restriction 2 and non-fundamental restriction 1, respectively, will be continuously complied with.

Each Fixed Income Fund may invest its remaining assets in securities not included in its respective Index, municipal bonds (with respect to Market Vectors CEF Municipal Income ETF), money market instruments or funds which reinvest exclusively in money market instruments, in bonds that are in the relevant market but not the Fund’s respective Index, and/or in combinations of certain bond index futures contracts, options on such futures contracts, bond options, bond index options, options on the Shares, and bond index swaps and swaptions, each with a view towards providing each Fund with exposure to the securities in its respective Index.

Each Equity Income Fund may invest its remaining assets in securities not included in its respective Index, money market instruments or funds which reinvest exclusively in money market instruments, in stocks that are in the relevant market but not its Index, and/or in combinations of certain stock index futures contracts, options on such futures contracts, stock options, stock index options, options on the Shares, and stock index swaps and swaptions, each with a view towards providing each Fund with exposure to the securities in its respective Index.

These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units. Each Fund also will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock or bond market declines.

SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in each Fund is contained in each Fund’s Prospectus under the headings “Summary Information—Principal Risks of Investing in the Fund” with respect to the applicable Fund, and “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Funds.” The discussion below supplements, and should be read in conjunction with, such sections of each Fund’s Prospectus.

General

Investment in each Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in each Fixed Income Fund should also be made with an understanding of the risks inherent in an investment in fixed income securities. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the values of “floating-rate” or “variable-rate” bonds generally fluctuate less in response to market interest rate movements than the value of similar fixed rate bonds. The Fixed Income Funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

An investment in each Equity Income Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises. Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding. In the event that the securities in an Index are not listed on a national securities exchange, the principal trading market for some may be in the over the counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of an Equity Income Fund’s Shares will be adversely affected if trading markets for an Equity Income Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

Shares of each Equity Income Fund are subject to the risks of an investment in a portfolio of equity securities in an economic sector or industry in which each Equity Income Fund’s respective Index is highly concentrated. In addition, because it is the policy of each Equity Income Fund to generally invest in the securities that comprise the Fund’s respective Index, the portfolio of securities held by each Equity Income Fund (“Fund Securities”) also will be concentrated in that economic sector or industry.

The Funds are not actively managed by traditional methods, and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the securities held by a Fund unless the securities of such issuer are removed from its respective Index.

An investment in each Fund should also be made with an understanding that the Fund will not be able to replicate exactly the performance of its respective Index because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its respective Index. In addition, certain Funds’ use of a representative sampling approach may cause each such Fund to not be as well correlated with the return of its respective Index as would be the case if the Fund purchased all of the securities in its respective Index in the proportions represented in such Index. The risk of non-correlation may be higher than other exchange-traded funds which utilize a sampling approach to the extent that a Fund invests a portion of its assets in securities that have economic characteristics that are substantially identical to the securities comprising its respective Index, but which are not included in such Index. It is also possible that for periods of time, a Fund may not fully replicate the performance of its respective Index due to the temporary unavailability of certain Index securities in the secondary market or due to other extraordinary circumstances. It is also possible that the composition of each Fund may not exactly replicate the composition of its respective Index if the Fund has to adjust its portfolio holdings in order to continue to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), or, in the case of Market Vectors BDC Income ETF, to comply with the provisions of the 1940 Act that limit the amount the Fund and its affiliates, in the aggregate, can invest in any one business development company (“BDC”).

Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair the Fund’s ability to manage or hedge its investment portfolio through the use of derivatives. The Dodd-Frank Act and the rules promulgated thereunder may limit the ability of the Fund to enter into one or more exchange-traded or OTC derivatives transactions.

Each Fund, except for Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF and Market Vectors Mortgage REIT Income ETF, has filed a notice of eligibility with the National Futures Association claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”). Therefore, neither the Funds nor the Adviser (with respect to the Funds) is subject to registration or regulation as a commodity pool or CPO under the CEA. The Fund’s use of derivatives may also be limited by the requirements of the Internal Revenue Code, for qualification as a regulated investment company for U.S. federal income tax purposes.

Each of Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF and Market Vectors Mortgage REIT Income ETF has claimed a temporary exemption from the definition of the term CPO under the CEA, and therefore, is not currently subject to registration or regulation as commodity pools under the CEA. When the temporary exemption expires, to the extent Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF or Market Vectors Mortgage REIT Income ETF are not otherwise eligible to claim an exclusion from CFTC regulation, Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF or Market Vectors Mortgage REIT Income ETF, as applicable, may determine to operate subject to CFTC regulation and may incur additional expenses.

Specific Risks Applicable to the Municipal Funds and Market Vectors CEF Municipal Income ETF

Municipal Securities Risk. The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for each Fund to value accurately than securities of public corporations. Since each Fund invests a significant portion of its portfolio in municipal securities, each Fund’s portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities.

Municipal securities may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer.

Some longer-term municipal securities give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request – usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.

Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

Prices and yields on municipal securities are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Available information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, municipal securities may be more difficult to value than securities of public corporations.

Lease Obligations Risk. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “nonappropriation” clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

Tobacco Bond Risk. Tobacco settlement revenue bonds are generally neither general nor legal obligations of a state or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of a state or of any political subdivision will be pledged to the payment of any such bonds. In addition, tobacco companies’ profits from the sale of tobacco products are inherently variable and difficult to estimate. There can be no guarantee that tobacco companies will earn enough revenues to cover the payments due under tobacco bonds.

Education Bond Risk. In general, there are two types of education-related bonds: those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students’ ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

Electric Utilities Bond Risk. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in recent years may open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel; (b) the availability and cost of capital; (c) the effects of conservation on energy demand; (d) the effects of rapidly changing environmental, safety and licensing requirements, and other federal, state and local regulations, (e) timely and sufficient rate increases; and (f) the effects of opposition to nuclear power.

Housing Bond Risk. Housing revenue bonds are generally issued by a state, county, city, local housing authority or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions and changes to current laws and regulations.

Transportation Bond Risk. Transportation debt may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

Water and Sewer Bond Risk. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and federal environmental mandates are challenges faced by issuers of water and sewer bonds.

Industrial Development Bond Risk. Industrial developments bonds are revenue bonds issued by or on behalf of public authorities to obtain funds to finance various public and/or privately operated facilities, including those for business and manufacturing, housing, sports, pollution control, airport, mass transit, port and parking facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax payments. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. These bonds are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, the value and credit quality of these bonds are sensitive to the risks related to an economic slowdown.

Resource Recovery Risk. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation is involved, at least during the construction phase, and the revenue stream is secured by fees or rents paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

Special Tax Bond Risk. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline.

Health Care Bond Risk. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state and local governmental agencies. A major source of revenues for the health care industry is payments from Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may also affect the industry and the value and credit quality of health care bonds, such as general and local economic conditions, demand for services, expenses (including malpractice insurance premiums) and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: implementation of a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

Tax Risks. As with any investment, you should consider how your investment in Shares of a Fund will be taxed. The tax information in the Prospectus and SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of a Fund.

There is no guarantee that a Fund’s income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after a Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by a Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund’s distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund’s holdings would be affected. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Funds’ municipal securities in the same manner. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a Fund.

U.S. Federal Tax Treatment of Futures Contracts

The Funds may be required for federal income tax purposes to mark-to-market and recognize as income for each taxable year their net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures contracts on broad-based indexes required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Funds may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Funds.

In order for the Funds to continue to qualify for U.S. federal income tax treatment as a regulated investment company, at least 90% of their gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Funds’ business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

The Funds distribute to shareholders annually any net capital gains which have been recognized for U.S. federal income tax purposes (including unrealized gains at the end of a Fund’s fiscal year) on futures transactions. Such distributions are combined with distributions of capital gains realized on each Fund’s other investments and shareholders are advised on the nature of the distributions.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in each Fund’s Prospectus under the headings “Summary Information—Principal Risks of Investing in the Fund” with respect to the applicable Fund, “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Funds,” “Shareholder Information—Determination of NAV” and “Shareholder Information—Buying and Selling Exchange-Traded Shares.” The discussion below supplements, and should be read in conjunction with, such sections of each Fund’s Prospectus.

The Shares of each Fund are traded in the secondary market at prices that may differ to some degree from their NAV. The Exchange may but is not required to remove the Shares of the Funds from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Funds, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, (2) the value of each Fund’s respective Index or portfolio of securities on which a Fund is based is no longer calculated or available or (3) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Funds will continue to be met.

As in the case of other securities traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

In order to provide investors with a basis to gauge whether the market price of the Shares of each Fixed Income Fund (except Market Vectors CEF Municipal Income ETF) on the Exchange is approximately consistent with the current value of the assets of a Fund on a per Share basis, an updated Intra-Day Optimized Portfolio Value is disseminated intra-day through the facilities of the Consolidated Tape Association’s Network B Intra-Day Optimized Portfolio Values are disseminated every 15 seconds during regular Exchange trading hours based on the most recently reported prices of Fund Securities.

In order to provide investors with a basis to gauge whether the market price of Market Vectors BDC Income ETF’s, Market Vectors CEF Municipal Income ETF’s, Market Vectors Mortgage REIT Income ETF’s and Market Vectors Preferred Securities ex Financials ETF’s Shares on the Exchange is approximately consistent with the current value of the assets of Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Preferred Securities ex Financials ETF on a per Share basis, an updated Indicative Per Share Portfolio Value is disseminated intra-day through the facilities of the Consolidated Tape Association’s Network B. Indicative Per Share Portfolio Values are disseminated every 15 seconds during regular Exchange trading hours based on the most recently reported prices of Market Vectors BDC Income ETF’s, Market Vectors CEF Municipal Income ETF’s, Market Vectors Mortgage REIT Income ETF’s and Market Vectors Preferred Securities ex Financials ETF’s securities. As the respective international local markets close, the Indicative Per Share Portfolio Value will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15 second interval.

The Funds are not involved in or responsible for the calculation or dissemination of the Indicative Per Share Portfolio Value or Intra-Day Optimized Portfolio Value and makes no warranty as to the accuracy of the Indicative Per Share Portfolio Value or Intra-Day Optimized Portfolio Value.

BOARD OF TRUSTEES OF THE TRUST

Trustees and Officers of the Trust

The Board of the Trust consists of five Trustees, four of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (the “Independent Trustees”). Mr. David H. Chow, an Independent Trustee, serves as Chairman of the Board. The Board is responsible for overseeing the management and operations of the Trust, including general supervision of the duties performed by the Adviser and other service providers to the Trust. The Adviser is responsible for the day-to-day administration and business affairs of the Trust.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: such person’s character and integrity; length of service as a board member of the Trust; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and as to each Trustee other than Mr. van Eck, his status as not being an “interested person” (as defined in the 1940 Act) of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Chow, significant business and financial experience, particularly in the investment management industry, experience with trading and markets through his involvement with the Pacific Stock Exchange, and service as a chief executive officer, board member, partner or executive officer of various businesses and non-profit organizations; Mr. Short, business and financial experience, particularly in the investment management industry, and service as a president, board member or executive officer of various businesses; Mr. Sidebottom, business and financial experience, particularly in the investment management industry, and service as partner and/or executive officer of various businesses; Mr. Stamberger, business and financial experience and service as the president and chief executive officer of SmartBrief Inc., a media company; and Mr. van Eck, business and financial experience, particularly in the investment management industry, and service as a president, executive officer and/or board member of various businesses, including the Adviser, Van Eck Securities Corporation, and Van Eck Absolute Return Advisers Corporation. References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Trustees of the Trust, their addresses, positions with the Trust, ages, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth below.

Independent Trustees

Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
David H. Chow, 55*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/strategy consulting firm and Registered Investment Adviser), March 1999 to present.	53	Director, Forward Management LLC and Audit Committee Chairman; Trustee, Berea College of Kentucky and Vice-Chairman of the Investment Committee; Member of the Governing Council of the Independent Directors Council; President and Board Member of the CFA Society of Stamford.

Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
R. Alastair Short, 60*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Inc. (asset management firm), September 2007 to September 2008; and Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	64	Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds, June 2009 to present; Director, Kenyon Review.

Peter J. Sidebottom, 50*†	Trustee	Since 2012	Partner, Bain & Company (management consulting firm), April 2012 to present; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012; Executive Vice President, Wachovia Corporation (financial services firm), December 2007 to February 2009.	53	Board Member, Special Olympics, New Jersey, November 2011 to present; Director, The Charlotte Research Institute, December 2000 to present; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012.

Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
Richard D. Stamberger, 54*†	Trustee	Since 2006	President and CEO, SmartBrief, Inc. (media company).	64	None.

1	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of the Van Eck Funds, Van Eck VIP Trust and the Trust.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.

Interested Trustee

Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
Jan F. van Eck, 50[4]	Trustee, President and Chief Executive Officer	Trustee (Since 2006); President and Chief Executive Officer (Since 2009)	Director, President and Owner of the Adviser, Van Eck Associates Corporation; Director and President, Van Eck Securities Corporation (“VESC”); Director and President, Van Eck Absolute Return Advisers Corp. (“VEARA”).	53	Director, National Committee on US-China Relations.

1	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of the Van Eck Funds, Van Eck VIP Trust and the Trust.
4	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.

Officer Information

The Officers of the Trust, their addresses, positions with the Trust, ages and principal occupations during the past five years are set forth below.

Officer’s Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years
Russell G. Brennan, 48	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President and Assistant Treasurer of the Adviser (Since 2008); Manager (Portfolio Administration) of the Adviser (September 2005-October 2008); Officer of other investment companies advised by the Adviser.

Officer’s Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years
Charles T. Cameron, 53	Vice President	Since 2006	Director of Trading (Since 1995) and Portfolio Manager (Since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

Simon Chen, 41	Assistant Vice President	Since 2012	Greater China Director of the Adviser (Since January 2012); General Manager, SinoMarkets Ltd. (June 2007 to December 2011).

John J. Crimmins, 56	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of Portfolio Administration of the Adviser (Since 2009); Vice President of VESC and VEARA (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997-February 2009); Officer of other investment companies advised by the Adviser.

Eduardo Escario, 37	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of the Adviser (Since July 2008); Regional Director (Spain, Portugal, South America and Africa) of Dow Jones Indexes and STOXX Ltd. (May 2001-July 2008).

Lars Hamich, 44	Vice President	Since 2012	Managing Director and Chief Executive Officer of Van Eck Global (Europe) GmbH (Since 2009); Chief Executive Officer of Market Vectors Index Solutions GmbH (“MVIS”) (Since June 2011); Managing Director of STOXX Limited (Until 2008).

Wu-Kwan Kit, 32	Assistant Vice President and Assistant Secretary	Since 2011	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2011); Associate, Schulte Roth & Zabel (September 2007- 2011); University of Pennsylvania Law School (August 2004 – May 2007).

Susan C. Lashley, 58	Vice President	Since 2006	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 33	Assistant Vice President and Assistant Secretary	Since 2008	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Officer of other investment companies advised by the Adviser.

Joseph J. McBrien, 65	Senior Vice President, Secretary and Chief Legal Officer	Since 2006	Senior Vice President, General Counsel and Secretary of the Adviser, VESC and VEARA (Since December 2005); Director of VESC and VEARA (Since October 2010); Chief Compliance Officer of the Adviser and VEARA (March 2013 – September 2013); Officer of other investment companies advised by the Adviser.

Officer’s Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years
Ferat Oeztuerk, 30	Assistant Vice President	Since 2012	Sales Associate, Van Eck Global (Europe) GmbH (since November 2011); Account Manager, Vodafone Global Enterprise Limited (January 2011 to October 2011).

Jonathan R. Simon, 39	Vice President and Assistant Secretary	Since 2006	Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2006); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 58	Senior Vice President	Since 2006	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (Since 1997); Director of the Adviser, VESC and VEARA (Since October 2010); Officer of other investment companies advised by the Adviser.

Janet Squitieri, 52	Chief Compliance Officer	Since September 2013	Vice President, Global Head of Compliance of the Adviser, VESC and VEARA (since September 2013); Chief Compliance Officer and Senior Vice President North America of HSBC Global Asset Management NA (August 2010 – September 2013); Chief Compliance Officer North America of Babcock & Brown LP (July 2008 - June 2010).

1	The address for each Officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Officers are elected yearly by the Trustees.

The Board of the Trust met six times during the fiscal year ended April 30, 2013.

The Board has an Audit Committee consisting of four Trustees who are Independent Trustees. Messrs. Chow, Short, Sidebottom and Stamberger currently serve as members of the Audit Committee and each of Messrs. Chow, Short and Stamberger has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Short is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Audit Committee met four times during the fiscal year ended April 30, 2013.

The Board also has a Nominating and Corporate Governance Committee consisting of four Independent Trustees. Messrs. Chow, Short, Sidebottom and Stamberger currently serve as members of the Nominating and Corporate Governance Committee. Mr. Stamberger is the Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the responsibility, among other things, to: (i) evaluate, as necessary, the composition of the Board, its committees and sub-committees and make such recommendations to the Board as deemed appropriate by the Committee; (ii) review and define Independent Trustee qualifications; (iii) review the qualifications of individuals serving as Trustees on the Board and its committees; (iv) evaluate, recommend and nominate qualified individuals for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board committee and subcommittee; and (v) review and assess, from time to time, the performance of the committees and subcommittees of the Board and report the results to the Board. The Nominating and Corporate Governance Committee met two times during the fiscal year ended April 30, 2013.

The Board has determined that its leadership structure is appropriate given the business and nature of the Trust. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Trustee. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairman’s independence facilitates meaningful dialogue between the Adviser and the Independent Trustees. The Board also considered that the Chairman of each Board committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser. The Board reviews its structure on an annual basis.

As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks. The Adviser’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board or the applicable Committee of the Board, the Trust, the Adviser, and the affiliates of the Adviser employ a variety of processes, procedures and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Adviser and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

Except as follows, the officers and Trustees of the Trust, in the aggregate, own less than 1% of the Shares of each Fund as of July 31, 2013. The following Trustees and/or officers beneficially own 1% or more of a Fund’s Shares, as noted below:

Fund Name	Name of Beneficial Owner	Number of Shares	Percent of Fund
Market Vectors Renminbi Bond ETF	Jan van Eck	2,500	2.50%
Market Vectors Treasury-Hedged High Yield Bond ETF	Jan van Eck	13,000	3.25%

For each Trustee, the dollar range of equity securities beneficially owned (including ownership through the Trust’s Deferred Compensation Plan) by the Trustee in the Trust and in all registered investment companies advised by the Adviser (“Family of Investment Companies”) that are overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in Market Vectors BDC Income ETF (As of December 31, 2012)	Dollar Range of Equity Securities in Market Vectors CEF Municipal Income ETF (As of December 31, 2012)	Dollar Range of Equity Securities in Market Vectors Emerging Markets High Yield Bond ETF (As of December 31, 2012)	Dollar Range of Equity Securities in Market Vectors Emerging Markets Local Currency Bond ETF (As of December 31, 2012)
David H. Chow	N/A	None	None	Over $100,000
R. Alastair Short	N/A	None	None	None
Peter J. Sidebottom	N/A	None	None	None
Richard D. Stamberger	N/A	None	None	None
Jan F. van Eck	N/A	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Market Vectors Fallen Angel High Yield Bond ETF (As of December 31, 2012)	Dollar Range of Equity Securities in Market Vectors High-Yield Municipal Index ETF (As of December 31, 2012)	Dollar Range of Equity Securities in Market Vectors Intermediate Municipal Index ETF (As of December 31, 2012)	Dollar Range of Equity Securities in Market Vectors International High Yield Bond ETF (As of December 31, 2012)
David H. Chow	None	None	None	None
R. Alastair Short	None	None	None	None
Peter J. Sidebottom	None	None	None	None
Richard D. Stamberger	None	$50,001-$100,000	None	None
Jan F. van Eck	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Market Vectors Investment Grade Floating Rate ETF (As of December 31, 2012)	Dollar Range of Equity Securities in Market Vectors LatAm Aggregate Bond ETF (As of December 31, 2012)	Dollar Range of Equity Securities in Market Vectors Long Municipal Index ETF (As of December 31, 2012)	Dollar Range of Equity Securities in Market Vectors Mortgage REIT Income ETF (As of December 31, 2012)
David H. Chow	None	None	None	None
R. Alastair Short	None	None	None	None
Peter J. Sidebottom	None	None	None	None
Richard D. Stamberger	None	None	None	None
Jan F. van Eck	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Market Vectors Preferred Securities ex Financials ETF (As of December 31, 2012)	Dollar Range of Equity Securities in Market Vectors Pre-Refunded Municipal Index ETF (As of December 31, 2012)	Dollar Range of Equity Securities in Market Vectors Renminbi Bond ETF (As of December 31, 2012)	Dollar Range of Equity Securities in Market Vectors Short Municipal Index ETF (As of December 31, 2012)
David H. Chow	None	None	None	None
R. Alastair Short	None	None	None	None
Peter J. Sidebottom	None	None	None	None
Richard D. Stamberger	None	None	None	None
Jan F. van Eck	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Market Vectors Treasury- Hedged High Yield Bond ETF (As of December 31, 2012)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (As of December 31, 2012)
David H. Chow	N/A	Over $100,000
R. Alastair Short	N/A	Over $100,000
Peter J. Sidebottom	N/A	None
Richard D. Stamberger	N/A	Over $100,000
Jan F. van Eck	N/A	Over $100,000

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment manager or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the investment manager or principal underwriter of the Funds.

Remuneration of Trustees

The Trust pays each Independent Trustee an annual retainer of$80,000, a per meeting fee of $15,000 for scheduled quarterly meetings of the Board and each special meeting of the Board and a per meeting fee of $7,500 for telephonic meetings. The Trust pays the Chairman of the Board an annual retainer of $45,500, the Chairman of the Audit Committee an annual retainer of $19,500 and the Chairman of the Governance Committee an annual retainer of $13,000. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Trustee compensation.

The table below shows the compensation paid to the Trustees by the Trust for the calendar year ended December 31, 2012. Annual Trustee fees may be reviewed periodically and changed by the Trust’s Board.

Name of Trustee	Aggregate Compensation From the Trust	Deferred Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses(2)	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and the Fund Complex(1) Paid to Trustee(2)
David H. Chow	$193,000	$193,000	N/A	N/A	$193,000
R. Alastair Short	$167,000	$0	N/A	N/A	$267,000
Peter J. Sidebottom(3)	$39,130	$0	N/A	N/A	$39,130
Richard D. Stamberger	$160,500	$80,250	N/A	N/A	$270,500
Jan F. van Eck(4)	$0	$0	N/A	N/A	$0

(1)	The “Fund Complex” consists of Van Eck Funds, Van Eck VIP Trust and the Trust.
(2)	Because the funds of the Fund Complex have different fiscal year ends, the amounts shown are presented on a calendar year basis.
(3)	Peter J. Sidebottom was appointed to the position of Trustee of the Trust effective September 12, 2012.
(4)	“Interested person” under the 1940 Act.

PORTFOLIO HOLDINGS DISCLOSURE

Each Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (the “NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of each Fund. The Trust, Adviser, Custodian and Distributor will not disseminate non-public information concerning the Trust.

QUARTERLY PORTFOLIO SCHEDULE

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Funds’ portfolio holdings with the SEC on Form N-Q. Form N-Q for the Funds is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 202.551.8090. The Funds’ Form N-Q is available through the Funds’ website, at www.vaneck.com or by writing to 335 Madison Avenue, 19th Floor, New York, New York 10017.

CODE OF ETHICS

The Funds, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, designed to monitor personal securities transactions by their personnel (the “Personnel”). The Code of Ethics requires that all trading in securities that are being purchased or sold, or are being considered for purchase or sale, by the Funds must be approved in advance by the Head of Trading, the Director of Research and the Chief Compliance Officer of the Adviser. Approval will be granted if the security has not been purchased or sold or recommended for purchase or sale for a Fund on the day that the Personnel of the Adviser requests pre-clearance, or otherwise if it is determined that the personal trading activity will not have a negative or appreciable impact on the price or market of the security, or is of such a nature that it does not present the dangers or potential for abuses that are likely to result in harm or detriment to the Funds. At the end of each calendar quarter, all Personnel must file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser.

Generally, all Personnel must obtain approval prior to conducting any transaction in securities. Independent Trustees, however, are not required to obtain prior approval of personal securities transactions. Personnel may purchase securities in an initial public offering or private placement, provided that he or she obtains preclearance of the purchase and makes certain representations.

PROXY VOTING POLICIES AND PROCEDURES

The Funds’ proxy voting record is available upon request and on the SEC’s website at http://www.sec.gov. Proxies for each Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds is available through the Funds’ website, at www.vaneck.com, or by writing to 335 Madison Avenue, 19th Floor, New York, New York 10017. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.

MANAGEMENT

The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Management of the Funds.”

Investment Adviser

Van Eck Associates Corporation acts as investment adviser to the Trust and, subject to the general supervision of the Board, is responsible for the day-to-day investment management of the Funds. The Adviser is a private company with headquarters in New York and manages other mutual funds and separate accounts.

The Adviser serves as investment adviser to each Municipal Fund pursuant to an investment management agreement between the Trust and the Adviser with respect to the Municipal Funds (the “Municipal Funds Investment Management Agreement”) and also serves as investment adviser to each of Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF, Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Emerging Markets Local Currency Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF, Market Vectors International High Yield Bond ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors LatAm Aggregate Bond ETF, Market Vectors Mortgage REIT Income ETF, Market Vectors Preferred Securities ex Financials ETF, Market Vectors Renminbi Bond ETF and Market Vectors Treasury-Hedged High Yield Bond ETF pursuant to an investment management agreement between the Trust and the Adviser with respect to such Funds (the “Trust Investment Management Agreement” and, together with the Municipal Funds Investment Management Agreement, the “Investment Management Agreements”). Under the Investment Management Agreements, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of the Funds’ assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Funds.

Pursuant to the Investment Management Agreements, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

Compensation. As compensation for its services under the Trust Investment Management Agreement, the Adviser is paid a monthly fee based on a percentage of each applicable Fund’s average daily net assets at the annual rate of 0.35% (with respect to Market Vectors Emerging Markets Local Currency Bond ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors LatAm Aggregate Bond ETF and Market Vectors Renminbi Bond ETF), 0.40% (with respect to Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF, Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF, Market Vectors International High Yield Bond ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Preferred Securities ex Financials ETF) and 0.45% (with respect to Market Vectors Treasury-Hedged High Yield Bond ETF). From time to time, the Adviser may waive all or a portion of its fees. Until at least September 1, 2014, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding the Municipal Funds) (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.19% (with respect to Market Vectors Investment Grade Floating Rate ETF), 0.39% (with respect to Market Vectors Renminbi Bond ETF), 0.40% (with respect to Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF, Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF, Market Vectors International High Yield Bond ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Preferred Securities ex Financials ETF), 0.47% (with respect to Market Vectors Emerging Markets Local Currency Bond ETF), 0.49% (with respect to Market Vectors LatAm Aggregate Bond ETF) and 0.50% (with respect to Market Vectors Treasury-Hedged High Yield Bond ETF) of its average daily net assets per year. Offering costs excluded from the expense caps are: (a) legal fees pertaining to a Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of a Fund to be listed on an exchange.

Under the Municipal Funds Investment Management Agreement, the Adviser is responsible for all expenses of the Municipal Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the Investment Management Agreement, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. For its services to each applicable Municipal Fund, each applicable Municipal Fund has agreed to pay the Adviser an annual unitary management fee equal to 0.20% (with respect to Market Vectors Short Municipal Index ETF), 0.24% (with respect to Market Vectors Intermediate Municipal Index ETF, Market Vectors Long Municipal Index ETF and Market Vectors Pre-Refunded Municipal Index ETF) and 0.35% (with respect to Market Vectors High-Yield Municipal Index ETF) of its average daily net assets. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to a Municipal Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of a Municipal Fund to be listed on an exchange.

Prior to September 1, 2010, for the services provided to each Municipal Fund under the prior investment management agreement with respect to the Municipal Funds, each Municipal Fund paid the Adviser monthly fees based on a percentage of each Municipal Fund’s average daily net assets at the annual rate of 0.25% (0.50% with respect to Market Vectors High-Yield Municipal Index ETF) for each Municipal Fund. From time to time, the Adviser waived all or a portion of its fee. In addition, until September 1, 2010, the Adviser had contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Municipal Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.20% (with respect to Market Vectors Short Municipal Index ETF), 0.24% (with respect to Market Vectors Intermediate Municipal Index ETF, Market Vectors Long Municipal Index ETF and Market Vectors Pre-Refunded Municipal Index ETF) and 0.35% (with respect to Market Vectors High-Yield Municipal Index ETF) of its average daily net assets per year.

The management fees paid by each Fund and the expenses waived or assumed by the Adviser during the Funds’ fiscal years ended April 30, 2011, 2012 and 2013, as applicable, or, if the Fund has not been in existence for a full fiscal year, since the commencement of operations of that Fund are set forth in the chart below.

	Management Fees Paid During the Fiscal Year Ended April 30,			Expenses Waived or Assumed by the Adviser During the Fiscal Year Ended April 30,			Date of Commencement of Operations of the Fund

Fund	2011	2012	2013	2011	2012	2013
Market Vectors BDC Income ETF	N/A	N/A	$3,827	N/A	N/A	$3,827	02/11/13

	Management Fees Paid During the Fiscal Year Ended April 30,			Expenses Waived or Assumed by the Adviser During the Fiscal Year Ended April 30,			Date of Commencement of Operations of the Fund

Fund	2011	2012	2013	2011	2012	2013
Market Vectors CEF Municipal Income ETF	N/A	$16,587	$63,047	N/A	$16,587	$63,047	07/12/11
Market Vectors Emerging Markets High Yield Bond ETF	N/A	N/A	$148,168	N/A	N/A	$110,478	05/08/12
Market Vectors Emerging Markets Local Currency Bond ETF	$444,434	$1,791,599	$3,687,803	$0	$0	$25,099	07/22/10
Market Vectors Fallen Angel High Yield Bond ETF	N/A	$2,129	$42,195	N/A	$2,129	$42,195	04/10/12
Market Vectors High-Yield Municipal Index ETF*	$734,226	$1,141,043	$3,180,392	$160,203	$0	$0	02/04/09
Market Vectors Intermediate Municipal Index ETF*	$486,602	$762,046	$1,542,402	$98,543	$0	$0	12/04/07
Market Vectors International High Yield Bond ETF	N/A	$6,935	$503,179	N/A	$6,935	$159,706	04/02/12
Market Vectors Investment Grade Floating Rate ETF	$238	$27,756	$33,664	$20,859	$27,756	$33,664	04/25/11
Market Vectors LatAm Aggregate Bond ETF	N/A	$25,154	$46,299	N/A	$25,154	$46,299	05/11/11
Market Vectors Long Municipal Index ETF*	$142,404	$154,675	$260,547	$84,711	$0	$0	01/02/08
Market Vectors Mortgage REIT Income ETF	N/A	$43,394	$325,112	N/A	$43,394	$134,407	08/16/11
Market Vectors Preferred Securities ex Financials ETF	N/A	N/A	$302,125	N/A	N/A	$85,398	07/16/12
Market Vectors Pre-Refunded Municipal Index ETF*	$91,015	$83,042	$83,201	$54,004	$0	$0	02/02/09
Market Vectors Renminbi Bond ETF	N/A	$9,297	$18,037	N/A	$9,297	$18,037	10/11/11
Market Vectors Short Municipal Index ETF*	$210,794	$222,404	$339,966	$91,466	$0	$0	02/22/08
Market Vectors Treasury-Hedged High Yield Bond ETF	N/A	N/A	$4,937	N/A	N/A	$4,937	03/21/13

*	As noted above, effective September 1, 2010, each Municipal Fund adopted a unitary management fee. The management fees paid during the fiscal year ended April 30, 2012 shown for the Municipal Funds comprise fees paid under the prior investment management agreement from May 1, 2010 through August 31, 2010 and unitary management fees paid from September 1, 2010 through April 30, 2012.

Term. The Investment Management Agreements are subject to annual approval by (1) the Board or (2) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreements are terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of a Fund’s outstanding voting securities. The Investment Management Agreements are also terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of their assignment (as defined in the 1940 Act).

The Administrator

Van Eck Associates Corporation also serves as administrator for the Trust pursuant to the Investment Management Agreement. Under the Investment Management Agreement, the Adviser is obligated on a continuous basis to provide such administrative services as the Board of the Trust reasonably deems necessary for the proper administration of the Trust and the Funds. The Adviser will generally assist in all aspects of the Trust’s and the Funds’ operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; calculate NAVs, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Custodian and Transfer Agent

The Bank of New York Mellon (“The Bank of New York”), located at 101 Barclay Street, New York, New York, 10286, serves as custodian for the Funds pursuant to a Custodian Agreement. As Custodian, The Bank of New York holds the Funds’ assets. The Bank of New York serves as the Funds’ transfer agent pursuant to a Transfer Agency Agreement. The Bank of New York may be reimbursed by a Fund for its out-of-pocket expenses. In addition, The Bank of New York provides various accounting services to each of the Funds pursuant to a fund accounting agreement.

The Distributor

Van Eck Securities Corporation (the “Distributor”) is the principal underwriter and distributor of Shares. Its principal address is 335 Madison Avenue, New York, New York 10017 and investor information can be obtained by calling 1-888-MKT-VCTR. The Distributor has entered into an agreement with the Trust which will continue from its effective date unless terminated by either party upon 60 days’ prior written notice to the other party by the Trust and the Adviser, or by the Distributor, or until termination of the Trust or each Fund offering its Shares, and which is renewable annually thereafter (the “Distribution Agreement”), pursuant to which it distributes Shares. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

The Distributor may also enter into sales and investor services agreements with broker-dealers or other persons that are Participating Parties and DTC Participants (as defined below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services but must pay such broker-dealers or other persons, out of its own assets.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Funds, on at least 60 days’ written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days’ notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Affiliated Index Provider

Market Vectors® US Business Development Companies Index (the “BDC Index”), Market Vectors® US Investment Grade Floating Rate Index (the “Floating Rate Index”), Market Vectors® Global Mortgage REITs Index (the “Mortgage REITs Index”), Market Vectors® Renminbi Bond Index (the “Renminbi Bond Index”) and Market Vectors® US Treasury-Hedged High Yield Bond Index (the “Treasury-Hedged High Yield Index”) are published by MVIS (the “Index Provider”), which is a wholly owned subsidiary of the Adviser. In order to minimize any potential for conflicts caused by the fact that the Adviser or its affiliates act as the Index Provider to the Fund, the Index Provider has retained Solactive AG, an unaffiliated third party (the “Calculation Agent”), to calculate the BDC Index, Floating Rate Index, Mortgage REITs Index, Renminbi Index and Treasury-Hedged High Yield Index. The Calculation Agent, using a rules-based methodology, will calculate, maintain and disseminate each of the BDC

Index, Floating Rate Index, Mortgage REITs Index, Renminbi Index and Treasury-Hedged High Yield Index on a daily basis. The Index Provider will monitor the results produced by the Calculation Agent to help ensure that the BDC Index, Floating Rate Index, Mortgage REITs Index, Renminbi Index and Treasury-Hedged High Yield Index are being calculated in accordance with the applicable rules-based methodology. In addition, the Adviser and MVIS have established policies and procedures designed to prevent non-public information about pending changes to the BDC Index, Floating Rate Index, Mortgage REITs Index, Renminbi Index and Treasury-Hedged High Yield Index from being used or disseminated in an improper manner. Furthermore, the Adviser and the Index Provider have established policies and procedures designed to prevent improper use and dissemination of non-public information about Market Vectors BDC Income ETF’s, Market Vectors Investment Grade Floating Rate ETF’s, Market Vectors Mortgage REIT Income ETF’s, Market Vectors Renminbi Bond ETF’s and Market Vectors Treasury-Hedged High Yield Bond ETF’s portfolio strategies and to prevent Market Vectors Investment Grade Floating Rate ETF’s, Market Vectors Mortgage REIT Income ETF’s and Market Vectors Renminbi Bond ETF’s portfolio managers from having any influence on the construction of each of the BDC Index’s, Floating Rate Index’s, Mortgage REITs Index’s, Renminbi Index’s and Treasury-Hedged High Yield Index’s methodology.

Other Accounts Managed by the Portfolio Managers

As of the date indicated below, Messrs. Cao, Colby, Liao, Mazier and Rodilosso managed the following other accounts:

	Other Accounts Managed (As of April 30, 2013)			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
George Cao	Registered investment companies	39	$19,756 million	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0
James T. Colby III	Registered investment companies	5	$2,237 million	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0
Hao-Hung (Peter) Liao	Registered investment companies	39	$19,756 million	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0
Michael F. Mazier	Registered investment companies	14	$4,540 million	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0

Francis G. Rodilosso	Registered investment companies	8	$2,117 million	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0

Although the funds in the Trust that are managed by Messrs. Cao, Colby, Liao, Mazier and Rodilosso may have different investment strategies, each has an investment objective of seeking to replicate, before fees and expenses, its respective underlying index. The Adviser does not believe that management of the various accounts presents a material conflict of interest for Messrs. Cao, Colby, Liao, Mazier and Rodilosso or the Adviser.

Portfolio Manager Compensation

The portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and the management of the funds. The quality of management of the funds includes issues of replication, rebalancing, portfolio monitoring and efficient operation, among other factors. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, the Adviser and its affiliates manage accounts with incentive fees.

Portfolio Manager Share Ownership

The portfolio holdings of Messrs. Cao, Colby, Liao, Mazier and Rodilosso as of April 30, 2013 of the Funds are shown below.

George Cao:

Fund	None	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	Over $1,000,000
Market Vectors BDC Income ETF	X
Market Vectors CEF Municipal Income ETF	X
Market Vectors Mortgage REIT Income ETF	X
Market Vectors Preferred Securities ex Financials ETF	X

James T. Colby III:

Fund	None	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	Over $1,000,000
Market Vectors High-Yield Municipal Index ETF		X
Market Vectors Intermediate Municipal Index ETF		X
Market Vectors Long Municipal Index ETF		X
Market Vectors Pre-Refunded Municipal Index ETF		X
Market Vectors Short Municipal Index ETF		X

Hao-Hung (Peter) Liao:

Fund	None	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	Over $1,000,000
Market Vectors BDC Income ETF	X
Market Vectors CEF Municipal Income ETF		X
Market Vectors Mortgage REIT Income ETF			X
Market Vectors Preferred Securities ex Financials ETF		X

Michael F. Mazier:

Fund	None	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	Over $1,000,000
Market Vectors Emerging Markets High Yield Bond ETF	X
Market Vectors Emerging Markets Local Currency Bond ETF			X
Market Vectors Fallen Angel High Yield Bond ETF	X
Market Vectors High-Yield Municipal Index ETF	X
Market Vectors Intermediate Municipal Index ETF			X
Market Vectors International High Yield Bond ETF			X
Market Vectors Investment Grade Floating Rate ETF			X
Market Vectors LatAm Aggregate Bond ETF		X
Market Vectors Long Municipal Index ETF	X
Market Vectors Pre-Refunded Municipal Index ETF	X
Market Vectors Renminbi Bond ETF	X
Market Vectors Short Municipal Index ETF	X
Market Vectors Treasury-Hedged High Yield Bond ETF	X

Francis G. Rodilosso:

Fund	None	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	Over $1,000,000
Market Vectors Emerging Markets High Yield Bond ETF	X
Market Vectors Emerging Markets Local Currency Bond ETF		X
Market Vectors Fallen Angel High Yield Bond ETF		X
Market Vectors International High Yield Bond ETF		X
Market Vectors Investment Grade Floating Rate ETF		X
Market Vectors LatAm Aggregate Bond ETF		X
Market Vectors Renminbi Bond ETF	X
Market Vectors Treasury-Hedged High Yield Bond ETF	X

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser looks for prompt execution of the order at a favorable price. Generally, the Adviser works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Adviser owes a duty to its clients to seek best execution on trades effected. Since the investment objective of each Fund is investment performance that corresponds to that of an Index, the Adviser does not intend to select brokers and dealers for the purpose of receiving research services in addition to a favorable price and prompt execution either from that broker or an unaffiliated third party.

The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is best execution.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses and taxable distributions. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

The aggregate brokerage commissions paid by each Fund during the Fund’s fiscal years ended April 30, 2011, 2012 and 2013, as applicable, or, if the Fund has not been in existence for a full fiscal year, since the commencement of operations of that Fund are set forth in the chart below.

	Brokerage Commissions Paid During the Fiscal Year Ended April 30,						Date of Commencement of Operations of the Fund

Fund	2011		2012		2013
Market Vectors BDC Income ETF		N/A		N/A		$21	02/11/13
Market Vectors CEF Municipal Income ETF		N/A		$225		$2,603	07/12/11
Market Vectors Emerging Markets High Yield Bond ETF		N/A		N/A	$	―	05/08/12
Market Vectors Emerging Markets Local Currency Bond ETF		$2,752		$6,271		$8,773	07/22/10
Market Vectors Fallen Angel High Yield Bond ETF		N/A	$	―	$	―	04/10/12
Market Vectors High-Yield Municipal Index ETF	$	―	$	―	$	―	02/04/09
Market Vectors Intermediate Municipal Index ETF		$52,251	$	―	$	―	12/04/07
Market Vectors International High Yield Bond ETF		N/A	$	―	$	―	04/02/12
Market Vectors Investment Grade Floating Rate ETF	$	―	$	―	$	―	04/25/11
Market Vectors LatAm Aggregate Bond ETF		N/A	$	―	$	―	05/11/11
Market Vectors Long Municipal Index ETF	$	―	$	―	$	―	01/02/08
Market Vectors Mortgage REIT Income ETF		N/A		$2,071		$6,970	08/16/11
Market Vectors Preferred Securities ex Financials ETF		N/A		N/A		$25,355	07/16/12
Market Vectors Pre-Refunded Municipal Index ETF	$	―	$	―	$	―	02/02/09
Market Vectors Renminbi Bond ETF		N/A	$	―	$	―	10/11/11
Market Vectors Short Municipal Index ETF	$	―	$	―	$	―	02/22/08
Market Vectors Treasury-Hedged High Yield Bond ETF		N/A		N/A	$	―	03/21/13

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Shareholder Information—Buying and Selling Exchange-Traded Shares.”

The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CREATION AND REDEMPTION OF CREATION UNITS

General

The Funds issue and sell Shares only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. An Authorized Participant (defined below) that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

A “Business Day” with respect to the Funds is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit

The consideration for a purchase of Creation Units of Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF, Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Preferred Securities ex Financials ETF consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) that comprise a Fund’s Index and an amount of cash computed as described below (the “Cash Component”). The consideration for a purchase of Creation Units of Market Vectors Renminbi Bond ETF and Market Vectors Treasury-Hedged High Yield Bond ETF is principally cash. The consideration for a purchase of Creation Units of Market Vectors Emerging Markets Local Currency Bond ETF, Market Vectors International High Yield Bond ETF, Market Vectors High-Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors LatAm Aggregate Bond ETF, Mark Vectors Long Municipal Index ETF, Market Vectors Pre-Refunded Municipal Index ETF and Market Vectors Short Municipal Index ETF consists of cash and/or the Deposit Securities that comprise a Fund’s Index and the Cash Component. The Cash Component together with the Deposit Securities, as applicable, are referred to as the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for Shares. The specified Deposit Securities generally will correspond, pro rata, to the extent practicable, to the component securities of a Fund’s portfolio. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of Deposit Securities and may include a Dividend Equivalent Payment. The “Dividend Equivalent Payment” enables each Fund to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the securities held by the Fund (“Fund Securities”) with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the Fund Securities had been held by the Trust for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for each Fund and ends on the next ex-dividend date.

The Administrator, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time), the list of the names and the required principal amounts of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) as well as the Cash Component for each Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of each Fund until such time as the next-announced Fund Deposit composition is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the applicable Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting each Fund’s respective Index. In addition, the Trust reserves the right to accept a basket of securities or cash that differs from Deposit Securities or to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may, among other reasons, not be available in sufficient quantity for delivery, not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention or which may not be eligible for transfer through the Clearing Process (described below), or which may not be eligible for trading by a Participating Party (defined below). In light of the foregoing, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase the Deposit Securities represented by the cash in lieu amount in the secondary market (“Market Purchases”). In such cases where the Trust makes Market Purchases because a Deposit Security may not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees and taxes. Brokerage commissions incurred in connection with the Trust’s acquisition of Deposit Securities will be at the expense of each Fund and will affect the value of all Shares of the Fund; but the Adviser may adjust the transaction fee to the extent the composition of the Deposit Securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the relevant Index or resulting from stock splits and other corporate actions.

Pursuant to a patent pending process, and subject to the receipt of appropriate regulatory relief, each Fund (except the Equity Income Funds and Market Vectors CEF Municipal Income ETF) may in the future divide the daily list of Deposit Securities into different “categories,” based on various risk and return characteristics that may include (but not be limited to): (1) credit rating; (2) sector (e.g., revenue, pre-refunded or insured bonds); (3) issuer (or state of issuer); (4) call date; (5) maturity; and (6) coupon yield. With respect to each category, an Authorized Participant (as defined below) would be required, pursuant to rules established by the Fund, to contribute one bond from each category in-kind as a Deposit Security in a Fund Deposit. There is no assurance that such relief will be granted.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Administrator, through the NSCC, also makes available (i) on each Business Day, the Dividend Equivalent Payment, if any, and the estimated Cash Component effective through and including the previous Business Day, per outstanding Shares of the Fund, and (ii) on a continuous basis throughout the day, the Indicative Per Share Portfolio Value.

Procedures for Creation of Creation Units

To be eligible to place orders with the Distributor to create Creation Units of the Funds, an entity or person either must be (1) a “Participating Party,” i.e., a broker-dealer or other participant in the Clearing Process through the Continuous Net Settlement System of the NSCC; or (2) a DTC Participant (see “Book Entry Only System”); and, in either case, must have executed an agreement with the Distributor and the Transfer Agent with respect to creations and redemptions of Creation Units (as it may be amended from time to time in accordance with its terms) (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” All Creation Units of the Funds, however created, will be entered on the records of the Depository in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Units must be placed in multiples of 50,000 Shares (with respect to Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Preferred Securities ex Financials ETF), 100,000 Shares (with respect to Market Vectors High-Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors LatAm Aggregate Bond ETF, Market Vectors Long Municipal Index ETF, Market Vectors Pre-Refunded Municipal Index ETF, Market Vectors Renminbi Bond ETF and Market Vectors Short Municipal Index ETF) and 200,000 Shares (with respect to Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Emerging Markets Local Currency Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF, Market Vectors International High Yield Bond ETF and Market Vectors Treasury-Hedged High Yield Bond ETF) of a Fund. All orders to create Creation Units, whether through the Clearing Process or outside the Clearing Process, must be received by the Distributor no later than the closing time of the regular trading session on NYSE Arca (“Closing Time”) (ordinarily 4:00 p.m. Eastern time) on the date such order is placed in order for creation of Creation Units to be effected based on the NAV of the Funds as determined on such date. A “Custom Order” may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting, or other relevant reason. The Business Day on which a creation order (or order to redeem as discussed below) is placed is herein referred to as the “Transmittal Date.” Orders must be transmitted by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see “—Placement of Creation Orders Using Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, a Participating Party or a DTC Participant.

Creation Units may be created in advance of the receipt by the Trust of all or a portion of the Fund Deposit. In such cases, the Authorized Participant will remain liable for the full deposit of the missing portion(s) of the Fund Deposit and will be required to post collateral with the Trust consisting of cash at least equal to a percentage of the marked-to-market value of such missing portion(s) that is specified in the Participant Agreement. The Trust may use such collateral to buy the missing portion(s) of the Fund Deposit at any time and will subject such Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of such collateral. The Trust will have no liability for any such shortfall. The Trust will return any unused portion of the collateral to the Authorized Participant once the entire Fund Deposit has been properly received by the Distributor and deposited into the Trust.

Orders to create Creation Units of the Funds shall be placed with a Participating Party or DTC Participant, as applicable, in the form required by such Participating Party or DTC Participant. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of the Funds may have to be placed by the investor’s broker through a Participating Party or a DTC Participant who has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders to create Creation Units of the Funds through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Orders to create Creation Units of the Fund may be placed through the Clearing Process utilizing procedures applicable to domestic funds for domestic securities (“Domestic Funds”) (see “—Placement of Creation Orders Using Clearing Process”) or outside the Clearing Process utilizing the procedures applicable to either Domestic Funds or foreign funds for foreign securities (“Foreign Funds”) (see “—Placement of Creation Orders Outside Clearing Process—Domestic Funds” and “—Placement of Creation Orders Outside Clearing Process—Foreign Funds”). In the event that the Fund includes both domestic and foreign securities, the time for submitting orders is as stated in the “Placement of Creation Orders Outside Clearing Process—Foreign Funds” and “Placement of Redemption Orders Outside Clearing Process—Foreign Funds” sections below shall operate.

Placement of Creation Orders Using Clearing Process—All Funds Except Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Preferred Securities ex Financials ETF

Fund Deposits must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Units of the Funds need not be a Participating Party, but such orders must state that the creation of Creation Units will be effected through a transfer of securities and cash. The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 4:00 p.m. Eastern time, on the Settlement Date. The “Settlement Date” for each Fund is generally the third Business Day following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Distributor through the Federal Reserve wire system in a timely manner so as to be received by the Distributor no later than 4:00 p.m. Eastern time, on the next Business Day immediately following the Transmittal Date. An order to create Creation Units of the Funds is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the current NAV of a Fund. The delivery of Creation Units so created will occur no later than the third (3rd) Business Day following the day on which the creation order is deemed received by the Distributor.

Placement of Creation Orders Using Clearing Process—Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Preferred Securities ex Financials ETF

Fund Deposits created through the Clearing Process, if available, must be delivered through a Participating Party that has executed a Participant Agreement.

The Participant Agreement authorizes the Distributor to transmit to NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions from the Distributor to NSCC, the Participating Party agrees to transfer the requisite Deposit Securities (or contracts to purchase such Deposit Securities that are expected to be delivered in a “regular way” manner by the third (3rd) Business Day) and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units of the Fund through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process—Domestic Funds

Fund Deposits created outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Units of the Funds to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash. The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m. Eastern time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Distributor through the Federal Reserve wire system in a timely manner so as to be received by the Distributor no later than 2:00 p.m. Eastern time, on the next Business Day immediately following the Transmittal Date. An order to create Creation Units of the Funds outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Distributor does not receive both the requisite Deposit Securities and the Cash Component in a timely fashion on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the current NAV of a Fund. The delivery of Creation Units so created will occur no later than the third (3rd) Business Day following the day on which the creation order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See “Creation Transaction Fee” section below.)

Placement of Creation Orders Outside Clearing Process—Foreign Funds

The Distributor will inform the Transfer Agent, the Adviser and the Custodian upon receipt of a Creation Order. The Custodian will then provide such information to the appropriate subcustodian. The Custodian will cause the subcustodian of the Funds to maintain an account into which the Deposit Securities (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount) will be delivered. Deposit Securities must be delivered to an account maintained at the applicable local custodian. The Trust must also receive, on or before the contractual settlement date, immediately available or same day funds estimated by the Custodian to be sufficient to pay the Cash Component next determined after receipt in proper form of the purchase order, together with the creation transaction fee described below.

Once the Transfer Agent has accepted a creation order, the Transfer Agent will confirm the issuance of a Creation Unit of the Funds against receipt of payment, at such NAV as will have been calculated after receipt in proper form of such order. The Transfer Agent will then transmit a confirmation of acceptance of such order.

Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian, the Distributor and the Adviser will be notified of such delivery and the Transfer Agent will issue and cause the delivery of the Creation Units.

Acceptance of Creation Orders

The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor if, for any reason, (a) the order is not in proper form; (b) the creator or creators, upon obtaining the Shares, would own 80% or more of the currently outstanding Shares of the Funds; (c) the Deposit Securities delivered are not as specified by the Administrator, as described above; (d) the acceptance of the Deposit Securities would have certain adverse tax consequences to the Funds; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include, without limitation, acts of God or public service or utility problems such as earthquakes, fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; wars; civil or military disturbances, including acts of civil or military authority or governmental actions; terrorism; sabotage; epidemics; riots; labor disputes; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, the NSCC or any other participant in the creation process, and similar extraordinary events. The Transfer Agent will notify a prospective creator of its rejection of the order of such person. The Trust, the Custodian, any subcustodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits to Authorized Participants nor shall either of them incur any liability to Authorized Participants for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

A fixed creation transaction fee of $500 (for Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF, Market Vectors Fallen Angel High Yield Bond ETF, Market Vectors High-Yield Municipal Income ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors Investment Grade Floating Rate Bond ETF, Market Vectors Long Municipal Index ETF, Market Vectors Mortgage REIT Income ETF, Market Vectors Preferred Securities ex Financials ETF, Market Vectors Pre-Refunded Municipal Index ETF, Market Vectors Short Municipal Index ETF and Market Vectors Treasury-Hedged High Yield Bond ETF) and $1,000 (for Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Emerging Markets Local Currency Bond ETF, Market Vectors International High Yield Bond ETF and Market Vectors Renminbi Bond ETF) payable to the Custodian is imposed on each creation transaction regardless of the number of Creation Units purchased in the transaction. An additional 1.0% charge will be imposed for cash creations affecting both long and short positions held by Market Vectors Treasury-Hedged High Yield Bond ETF. In addition, a variable charge for cash creations or for creations outside the Clearing Process currently of up to four times the basic creation transaction fee may be imposed. In the case of cash creations or where the Trust permits or requires a creator to substitute cash in lieu of depositing a portion of the Deposit Securities, the creator may be assessed an additional variable charge to compensate the Funds for the costs associated with purchasing the applicable securities. (See “Fund Deposit” section above.) As a result, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where the Trust makes Market Purchases, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions, fees and expenses incurred in connection with short sale transactions (with respect to Market Vectors Treasury-Hedged High Yield Bond ETF) and certain taxes. The Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor, only on a Business Day and only through a Participating Party or DTC Participant who has executed a Participant Agreement. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial Owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. See with respect to each Fund the section entitled “Summary Information—Principal Risks of Investing in the Fund” and “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Funds” in the Prospectus.

The Administrator, through NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each day that the Exchange is open for business, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. The Fund Securities generally will correspond, pro rata, to the extent practicable, to the component securities of a Fund’s portfolio. If the Trust determines, based on information available to the Trust when a redemption request is submitted by an Authorized Participant, that (i) the short interest of a Fund in the marketplace is greater than or equal to 100% and (ii) the orders in the aggregate from all Authorized Participants redeeming Fund Shares on a Business Day represent 25% or more of the outstanding Shares of the Fund, such Authorized Participant will be required to verify to the Trust the accuracy of its representations that are deemed to have been made by submitting a request for redemption. If, after receiving notice of the verification requirement, the Authorized Participant does not verify the accuracy of its representations that are deemed to have been made by submitting a request for redemption in accordance with this requirement, its redemption request will be considered not to have been received in proper form.

As with respect to the purchase of Creation Units, pursuant to a patent pending process, the Funds (except Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Preferred Securities ex Financials ETF) may, in the future, subject to the receipt of appropriate regulatory relief, divide the daily list of Fund Securities into different “categories,” based on similar criteria set forth above regarding the division of each Fund’s Deposit Securities into categories. In determining the Fund Securities and the order in which they are listed within each category, the Adviser would seek to construct a redemption basket that will reflect the general characteristics of the Fund’s portfolio. Upon each request for a redemption of Creation Units, the Custodian, acting on behalf of the Adviser, would allocate the first bond on the list from each category (as of the time such redemption request is received by the Transfer Agent) to such redeemer to receive in-kind. There is no assurance that such relief will be granted.

Unless cash redemptions are permitted or required for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities as announced by the Administrator on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee and variable fees described below. Should the Fund Securities have a value greater than the NAV of the Shares being redeemed, a compensating cash payment to the Trust equal to the differential plus the applicable redemption transaction fee will be required to be arranged for by or on behalf of the redeeming shareholder. Each Fund reserves the right to honor a redemption request by delivering a basket of securities or cash that differs from the Fund Securities.

Redemption Transaction Fee

The basic redemption transaction fee of $500 (for Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF, Market Vectors Fallen Angel High Yield Bond ETF, Market Vectors High-Yield Municipal Income ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors Investment Grade Floating Rate Bond ETF, Market Vectors Long Municipal Index ETF, Market Vectors Mortgage REIT Income ETF, Market Vectors Preferred Securities ex Financials ETF, Market Vectors Pre-Refunded Municipal Index ETF, Market Vectors Short Municipal Index ETF and Market Vectors Treasury-Hedged High Yield Bond ETF) and $1,000 (for Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Emerging Markets Local Currency Bond ETF, Market Vectors International High Yield Bond ETF and Market Vectors Renminbi Bond ETF) is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. An additional charge up to four times the redemption transaction fee will be charged with respect to cash redemptions or redemptions outside of the Clearing Process. An additional variable charge for cash redemptions or partial cash redemptions (when cash redemptions are permitted or required for a Fund) may also be imposed to compensate the Funds for the costs associated with selling the applicable securities. As a result, in order to seek to replicate the in-kind redemption order process, the Trust expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Participating Party as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where the Trust makes Market Sales, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes (“Transaction Costs”). The Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. In no event will fees charged by a Fund in connection with a redemption exceed 2% of the value of each Creation Unit. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. To the extent a Fund cannot recoup the amount of Transaction Costs incurred in connection with a redemption from the redeeming shareholder because of the 2% cap or otherwise, those Transaction Costs will be borne by the Fund’s remaining shareholders and negatively affect the Fund’s performance.

Placement of Redemption Orders Using Clearing Process—All Funds Except Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Preferred Securities ex Financials ETF

Orders to redeem Creation Units of the Funds must be delivered through a DTC Participant that has executed the Participant Agreement with the Distributor and with the Trust. A DTC Participant who wishes to place an order for redemption of Creation Units of the Funds to be effected need not be a Participating Party, but such orders must state that redemption of Creation Units of the Funds will instead be effected through transfer of Creation Units of the Funds directly through DTC. An order to redeem Creation Units of the Funds is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator not later than 4:00 p.m. Eastern time on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of Shares of Creation Units specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. Eastern time, on such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Administrator has deemed an order for redemption received, the Administrator will initiate procedures to transfer the requisite Fund Securities (or contracts to purchase such Fund Securities) which are expected to be delivered within three Business Days and the cash redemption payment to the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator.

Placement of Redemption Orders Using Clearing Process—Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Preferred Securities ex Financials ETF

Orders to redeem Creation Units of the Fund through the Clearing Process, if available, must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units of the Fund using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Distributor not later than 4:00 p.m. Eastern time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units of the Fund using the Clearing Process made in proper form but received by the Fund after 4:00 p.m. Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date. The requisite Fund Securities (or contracts to purchase such Fund Securities which are expected to be delivered in a “regular way” manner) and the applicable cash payment will be transferred by the third (3rd) Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process—Domestic Funds

Orders to redeem Creation Units of the Funds outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units of the Funds to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units of the Funds will instead be effected through transfer of Creation Units of the Funds directly through DTC. An order to redeem Creation Units of the Funds outside the Clearing Process is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator not later than 4:00 p.m. Eastern time on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of Shares of Creation Units specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. Eastern time, on such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Fund Securities (or contracts to purchase such Fund Securities) which are expected to be delivered within three Business Days and the cash redemption payment to the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator. An additional variable redemption transaction fee of up to four times the basic transaction fee is applicable to redemptions outside the Clearing Process.

Placement of Redemption Orders Outside Clearing Process—Foreign Funds

Arrangements satisfactory to the Trust must be in place for the Participating Party to transfer the Creation Units through DTC on or before the settlement date. Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and a Fund (whether or not it otherwise permits or requires cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Funds could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

In connection with taking delivery of Shares for Fund Securities upon redemption of Creation Units, a redeeming shareholder or entity acting on behalf of a redeeming shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. If neither the redeeming shareholder nor the entity acting on behalf of a redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdictions, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

Deliveries of redemption proceeds generally will be made within three business days. Due to the schedule of holidays in certain countries or for other reasons, however, the delivery of redemption proceeds may take longer than three business days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods.

The holidays applicable to Foreign Funds are listed below. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices, could affect the information set forth herein at some time in the future. The dates in calendar years 2013 and 2014 in which the regular holidays affect the relevant securities markets are as follows (the following holiday schedule is subject to potential changes in the securities market):

2013

ARGENTINA
January 1	May 1	August 19
March 24	May 25	October 14
March 29	June 20	December 8
April 2	July 9	December 25

ARUBA
January 1	March 29	May 9
January 25	April 1	December 25
February 11	April 30
March 18	May 1

AUSTRALIA
January 1	March 29	May 20	August 14	December 25
January 28	April 1	June 3	September 30	December 26
March 4	April 25	June 10	October 7
March 11	May 6	August 5	November 5

AZERBAIJAN
January 1	March 29	June 15	October 18
January 20	April 1	June 26	November 12
March 8	May 9	August 8	November 17
March 21	May 28	October 15	December 31

BAHAMAS
January 1	June 7	December 25
March 29	July 10	December 26
April 1	August 5
May 20	October 12

BAHRAIN
January 1	October 15	December 16
January 24	November 4
August 8	November 13

BARBADOS
January 1	April 28	August 5
January 21	May 1	November 30
March 29	May 20	December 25
April 1	August 1

BELGIUM
January 1	May 9	November 1
March 29	May 10	November 11
April 1	May 20	December 25
May 1	August 15	December 26

BOLIVIA
January 1	May 30
February 11	August 6
March 29	November 1
May 1	December 25

BRAZIL
January 1	March 29	November 15	December 31
January 25	May 1	November 20
February 11	May 30	December 24
February 12	July 9	December 25

CANADA
January 1	May 20	September 2	December 26
January 2	June 24	October 14
February 18	July 1	November 11
March 29	August 5	December 25

CAYMAN ISLANDS
January 1	April 1	November 1
January 21	May 20	December 25
February 13	June 10	December 26
March 29	July 1

CHILE
January 1	May 27	November 1
March 29	August 15	December 25
May 1	September 18	December 31
May 21	September 19

CHINA
January 1	February 14	May 7	October 3
January 21	February 15	May 27	October 4
February 7	February 18	July 4	October 7
February 8	May 1	September 2	October 14
February 11	May 2	September 30	November 11
February 12	May 3	October 1	November 28
February 13	May 6	October 2	December 25

COLOMBIA
January 1	May 1	August 7	December 25
January 7	May 13	August 19	December 31
March 25	June 3	October 14
March 28	June 10	November 4
March 29	July 1	November 11

COSTA RICA
January 1	July 25	October 12
March 31	August 2	December 25
April 11	August 15
May 1	September 15

CROATIA
January 1	May 30	October 8
January 6	June 22	November 1
March 31	June 25	December 25
May 1	August 5

CZECH REPUBLIC
January 1	July 5	December 26
April 1	October 28	December 31
May 1	December 24
May 8	December 25

DENMARK
January 1	April 26	December 24
March 28	May 9	December 25
March 29	May 20	December 26
April 1	June 5	December 31

DOMINICAN REPUBLIC
January 1	April 29	November 4
January 21	May 30	December 25
February 27	August 19
March 29	September 24

EGYPT
January 1	May 5	August 8	October 16
January 7	May 6	August 11	November 4
January 24	July 1	October 6	November 5
April 25	July 23	October 14
May 1	August 7	October 15
The Egyptian market is closed every Friday.

EL SALVADOR
January 1	August 6
May 1	September 15
August 4	November 2
August 5	December 25

FINLAND
January 1	May 9	December 25
March 29	June 21	December 26
April 1	December 6	December 31
May 1	December 24

FRANCE
January 1	May 8	November 11
March 29	May 9	December 25
April 1	August 15	December 26
May 1	November 1

GEORGIA
January 1	March 8	May 9	November 23
January 7	April 9	May 26
January 19	May 5	August 28
March 3	May 6	October 14

GERMANY
January 1	May 1	August 15	December 25
February 11	May 9	October 3	December 26
March 29	May 20	November 1	December 31
April 1	May 30	December 24

GREECE
January 1	April 1	June 24	December 26
March 18	May 1	August 15
March 25	May 3	October 28
March 29	May 6	December 25

GUATEMALA
January 1	May 1	October 20	December 31
March 28	June 30	November 1
March 29	August 15	December 24
March 30	September 15	December 25

HONG KONG
January 1	April 1	June 12	October 14	December 31
February 11	April 4	July 1	December 24
February 12	May 1	September 20	December 25
March 29	May 17	October 1	December 26

HUNGARY
January 1	May 20	November 1
March 15	August 19	December 24
April 1	August 20	December 25
May 1	October 23	December 26

INDIA
January 25	April 20	August 10	November 4
January 26	April 23	August 15	November 5
March 27	May 1	August 22	November 14
March 29	May 25	September 9	November 15
April 1	June 29	September 30	December 25
April 11	July 1	October 2
April 19	August 9	October 16

INDONESIA
January 1	April 11	August 8	October 15	December 25
January 25	May 9	August 9	November 4	December 26
March 12	June 7	August 12	November 5	December 30
March 29	August 7	August 13	December 24	December 31

IRELAND
January 1	May 1	October 28	December 27
March 18	May 6	December 24
March 29	June 3	December 25
April 1	August 5	December 26

ISRAEL
February 24	April 1	May 15	September 6	September 25
March 25	April 14	July 16	September 13	September 26
March 26	April 15	September 4	September 18
March 31	May 14	September 5	September 19
The Israeli market is closed every Friday.

ITALY
January 1	May 1	December 25
March 29	August 15	December 26
April 1	November 1	December 31
April 25	December 24

JAMAICA
January 1	May 23	December 25
February 13	August 1	December 26
March 29	August 6
April 1	October 21

JAPAN
January 1	February 11	May 6	October 14
January 2	March 20	July 15	November 4
January 3	April 29	September 16	December 23
January 14	May 3	September 23	December 31

JERSEY
January 1	May 9	December 26
March 29	May 27
April 1	August 26
May 6	December 25

KAZAKHSTAN
January 1	May 1	October 25
January 7	May 9	December 16
March 8	August 30
March 21	October 15

LUXEMBOURG
January 1	May 20	November 1
April 1	June 23	December 25
May 1	August 15	December 26
May 9	September 2

MACAU
January 1	April 4	September 19	December 8	December 25
February 10	May 1	October 1	December 20
March 29	May 18	October 23	December 21
April 1	June 12	November 2	December 24

MALAYSIA
January 1	May 1	June 1	October 15
January 24	May 24	August 7	November 4
February 1	May 25	August 8	November 5
February 11	May 30	August 9	December 25
February 12	May 31	August 31

MEXICO
January 1	March 21	September 16	December 25

February 4	March 28	November 18
February 5	March 29	November 20
March 18	May 1	December 12

MONGOLIA
January 1	July 11
February 11	November 26
March 8
June 1

NETHERLANDS
January 1	May 1	December 26
March 29	May 9
April 1	May 20
April 30	December 25

NEW ZEALAND
January 1	February 6	June 3
January 2	March 29	October 28
January 21	April 1	December 25
January 28	April 25	December 26

NIGERIA
January 1	May 27	October 1
January 24	May 29	October 15
February 4	June 12	December 25
March 29	August 8	December 26

NORWAY
January 1	May 1	December 24
March 28	May 9	December 25
March 29	May 17	December 26
April 1	May 20	December 31

OMAN
January 1	August 8
January 24	October 15
June 6	November 4
July 23	November 18

PARAGUAY
January 1	April 1	August 15
March 1	May 1	December 8
March 29	May 15	December 25
March 31	June 12

PERU
January 1	July 29	December 24
March 28	August 30	December 25
March 29	October 8	December 31
May 1	November 1

PHILIPPINES
January 1	April 8	August 8	December 24
February 25	May 1	August 9	December 25
March 28	May 13	August 21	December 30
March 29	June 12	November 1	December 31

POLAND
January 1	May 3	November 11
March 29	May 30	December 25
April 1	August 15	December 26
May 1	November 1

PORTUGAL
January 1	April 25	June 13	December 25
February 12	May 1	August 15	December 26
March 29	May 30	November 1
April 1	June 10	December 24

ROMANIA
May 1	December 25
May 6	December 26
May 20
December 1

RUSSIA
January 1	January 7	March 8	June 12
January 2	January 8	May 1	November 4
January 3	January 9	May 9
January 4	February 25	May 10

SAUDI ARABIA
August 6	August 11	October 16
August 7	September 23	October 17
August 8	October 14	October 19
August 10	October 15	October 20
The Saudi Arabian market is closed every Thursday and Friday.

SEYCHELLES
January 1	May 30	August 15
March 29	June 5	November 1
April 1	June 18	December 8
May 1	June 29	December 25

SINGAPORE
January 1	May 1	August 9	December 25
February 11	May 24	October 15
February 12	May 25	November 2
March 29	August 8	November 4

SLOVENIA
February 8	May 19	September 15	December 25
April 1	June 25	October 31	December 26
April 27	August 15	November 1
May 1	August 17	November 23

SOUTH AFRICA
January 1	May 1	December 16
March 21	June 17	December 25
March 29	August 9	December 26
April 1	September 24

SOUTH KOREA
January 1	May 1	August 15	October 3
February 11	May 17	September 18	December 25
March 1	June 6	September 19	December 31
April 5	July 17	September 20

SPAIN
January 1	March 29	May 15	December 25
January 7	April 1	August 15	December 26
March 19	May 1	November 1
March 28	May 2	December 6

SRI LANKA
January 1	February 25	May 1	August 21	November 17
January 14	March 10	May 25	September 19	December 17
January 24	March 27	June 23	October 15	December 25
January 27	March 29	July 22	October 18
February 4	April 25	August 8	November 3

SWEDEN
January 1	May 9	December 25
March 29	June 6	December 26
April 1	June 21	December 31
May 1	December 24

SWITZERLAND
January 1	May 1	August 15	December 26

January 2	May 9	September 5	December 31
March 19	May 20	November 1
March 29	May 30	December 24
April 1	August 1	December 25

TAIWAN
January 1	February 12	April 4	October 10
February 7	February 13	May 1
February 8	February 14	June 12
February 11	February 28	September 19

THAILAND
January 1	April 16	July 1	December 5
February 25	May 1	July 23	December 10
April 8	May 6	August 12	December 31
April 15	May 27	October 23

TRINIDAD AND TOBAGO
January 1	May 30	September 24
March 29	June 19	December 25
March 30	August 1	December 26
April 1	August 31

TURKEY
January 1	August 9	October 16	October 29
April 23	August 30	October 17
August 7	October 14	October 18
August 8	October 15	October 28

UKRAINE
January 2	May 1	August 24
January 7	May 9
March 8	June 3
April 7	June 28

UNITED ARAB EMIRATES
January 1	August 8	October 16
January 24	August 10	November 4
June 6	October 14	December 2
August 6	October 15	December 3
The United Arab Emirates market is closed every Friday.

UNITED KINGDOM
January 1	May 6	December 25
March 29	May 27	December 26
April 1	August 26

URUGUAY
January 1	March 29	July 18
February 11	April 22	December 25
February 12	May 1
March 28	June 19

VENEZUELA
January 1	March 28	May 13	July 24
February 11	March 29	June 3	August 19
February 12	April 19	June 24	November 4
March 19	May 1	July 5	December 25

VIETNAM
January 1	April 19	May 1
February 10	April 30	September 2

2014

ARGENTINA
January 1	May 1	August 18
March 24	May 25	October 13
April 2	June 20	December 8
April 18	July 9	December 25

ARUBA
January 1	April 18	May 29
January 25	April 21	December 25
March 3	April 27
March 18	May 1

AUSTRALIA
January 1	April 18	May 19	August 13	December 25
January 27	April 21	June 2	September 29	December 26
March 3	April 25	June 9	October 6
March 10	May 5	August 4	November 4

AZERBAIJAN
January 1	April 18	June 15	October 9
January 20	April 21	June 26	November 12
March 8	May 9	July 28	November 17
March 21	May 28	October 4	December 31

BAHAMAS
January 1	June 9	December 25
April 18	July 10	December 26
April 21	August 4
June 6	October 12

BAHRAIN
January 1	October 4	December 16
January 13	October 25
July 28	November 3

BARBADOS
January 1	April 28	August 4
January 21	May 1	November 30
April 18	June 9	December 25
April 21	August 1

BOLIVIA
January 1	June 19
March 3	August 6
April 18	November 3
May 1	December 25

BRAZIL
January 1	April 18	July 9	December 31
January 20	April 21	November 20
March 3	May 1	December 24
March 4	June 19	December 25

CANADA
January 1	May 19	September 1	December 26
January 2	June 24	October 13
February 17	July 1	November 11
April 18	August 4	December 25

CAYMAN ISLANDS
January 1	April 21	November 10
January 27	May 19	December 25
March 5	June 9	December 26
April 18	July 7

CHILE
January 1	June 16	December 8
April 18	August 15	December 25
May 1	September 18	December 31
May 21	September 19

CHINA
January 1	February 6	May 7	October 6
January 20	February 7	May 26	October 7
January 30	February 17	July 4	October 13

January 31	May 1	September 1	November 11
February 3	May 2	October 1	November 27
February 4	May 5	October 2	December 25
February 5	May 6	October 3

COLOMBIA
January 1	May 1	August 18	December 25
January 6	June 2	October 13	December 31
March 24	June 23	November 3
April 17	June 30	November 17
April 18	August 7	December 8

COSTA RICA
January 1	July 25	October 12
April 11	August 2	December 25
April 20	August 15
May 1	September 15

CROATIA
January 1	June 19	October 8
January 6	June 22	December 13
April 20	June 25	December 25
May 1	August 5

CZECH REPUBLIC
January 1	October 28	December 26
April 21	November 17	December 31
May 1	December 24
May 8	December 25

DENMARK
January 1	May 16	December 24
April 17	May 29	December 25
April 18	June 5	December 26
April 21	June 9	December 31

DOMINICAN REPUBLIC
January 1	April 18	September 24
January 6	May 5	November 10
January 21	May 16	December 25
February 27	June 19

EGYPT
January 1	April 21	July 28	October 6
January 7	May 1	July 29
January 13	July 1	July 30
April 20	July 23	October 5
The Egyptian market is closed every Friday.

EL SALVADOR
January 1	August 5	December 25
April 18	August 6
May 1	September 15
August 4	November 2

FINLAND
January 1	April 21	June 20	December 26
January 6	May 1	December 24	December 31
April 18	May 29	December 25

FRANCE
January 1	May 8	November 11
April 18	May 29	December 25
April 21	July 14	December 26
May 1	August 15

GEORGIA
January 1	March 8	May 9	November 23
January 7	April 9	May 26
January 19	April 20	August 28
March 3	April 21	October 14

GERMANY
April 6	December 26
April 9
May 1
December 25

GREECE
January 1	April 18	August 15
January 6	April 21	October 28
March 3	May 1	December 25
March 25	June 9	December 26

GUATEMALA
January 1	May 1	October 2	December 31
April 18	June 30	November 1
April 19	August 15	December 24
April 21	September 15	December 25

HONG KONG
January 1	April 21	July 1	December 24
January 30	May 1	September 9	December 25
January 31	May 6	October 1	December 26
April 18	June 2	October 2	December 31

HUNGARY
January 1	June 9	December 24
April 21	August 20	December 25
May 1	October 23	December 26
May 2	October 24

INDIA
January 14	April 18	August 15	October 6
February 27	May 1	August 18	October 23
March 17	May 14	August 23	November 4
March 31	June 30	August 29	November 6
April 1	July 1	September 30	December 25
April 8	July 29	October 2
April 14	July 30	October 3

INDONESIA
January 1	May 15	July 29	August 18	December 26
January 13	May 26	July 30	October 6	December 30
January 31	May 29	July 31	December 24	December 31
April 18	July 28	August 1	December 25

IRELAND
January 1	May 1	October 27	December 29
March 17	May 5	December 24
April 18	June 2	December 25
April 21	August 4	December 26

ISRAEL
March 16	April 21	June 4	September 26	October 15
April 14	May 4	August 5	October 3	October 16
April 15	May 5	September 24	October 8
April 20	June 3	September 25	October 9
The Israeli market is closed every Friday.

ITALY
January 1	May 1	December 24
January 6	June 2	December 25
April 18	August 15	December 26
April 25	December 8

JAMAICA
January 1	May 23	December 25
March 5	August 1	December 26
April 18	August 6
April 21	October 20

JAPAN
January 1	February 11	July 21	November 3
January 2	March 21	September 15	November 24
January 3	April 29	September 23	December 23
January 13	May 5	October 13	December 31

JERSEY
January 1	May 9	December 26
April 18	May 26
April 21	August 25
May 5	December 25

KAZAKHSTAN
January 1	May 1	October 25
January 7	May 9	December 16
March 8	August 30
March 21	October 4

LUXEMBOURG
January 1	June 9	November 1
April 21	June 23	December 25
May 1	August 15	December 26
May 29	September 1

MACAU
January 1	April 21	September 8	December 8	December 25
January 31	May 1	October 1	December 20
April 4	May 6	October 2	December 22
April 18	June 2	November 2	December 24

MALAYSIA
January 1	February 3	June 7	October 6
January 14	May 1	July 28	October 22
January 30	May 13	July 29	October 23
January 31	May 15	July 30	October 25
February 1	May 30	September 1	December 25

MEXICO
January 1	March 21	September 16	December 25
February 3	April 17	November 17
February 5	April 18	November 20
March 17	May 1	December 12

MONGOLIA
January 1	July 11
March 2	November 26
March 8
June 1

NETHERLANDS
January 1	May 1	December 26
April 18	May 29
April 21	June 9
April 30	December 25

NEW ZEALAND
January 1	February 6	June 2
January 2	April 18	October 27
January 20	April 21	December 25
January 27	April 25	December 26

NIGERIA
January 1	May 27	December 24
January 14	May 29	December 25
April 18	July 29	December 26
May 1	October 1

NORWAY
January 1	May 1	December 25
April 17	May 29	December 26
April 18	June 9	December 31
April 21	December 24

OMAN
January 1	July 23	November 5
January 13	October 4	November 22
May 27	October 25

PARAGUAY
January 1	April 21	August 15
March 1	May 1	December 8
April 18	May 15	December 25
April 20	June 12

PERU
January 1	July 28	December 24
April 17	July 29	December 25
April 18	October 8	December 31
May 1	December 8

PHILIPPINES
January 1	April 18	July 29	December 30
February 25	May 1	August 21	December 31
April 7	June 12	December 24
April 17	July 28	December 25

POLAND
January 1	May 1	November 11
April 18	June 19	December 25
April 21	August 15	December 26

PORTUGAL
January 1	April 25	June 19	December 24
March 4	May 1	August 15	December 25
April 18	June 10	December 1	December 26
April 21	June 13	December 8

ROMANIA
January 1	June 9
January 6	December 1
April 21	December 25
May 1	December 26

RUSSIA
January 1	January 7	May 1	June 13
January 2	January 8	May 2	November 3
January 3	February 24	May 9	November 4
January 6	March 10	June 12

SAUDI ARABIA
July 26	July 30	October 4
July 27	July 31	October 5
July 28	September 23	October 6
July 29	October 2	October 7
The Saudi Arabian market is closed every Thursday and Friday.

SEYCHELLES
January 1	June 3	August 15
April 18	June 5	December 8
April 21	June 18	December 25
May 1	June 29

SINGAPORE
January 1	May 1	August 9	December 25
January 31	May 13	October 6
February 1	May 15	October 22
April 18	July 28	October 23

SLOVENIA
January 1	May 1	August 17	November 23
February 8	June 8	September 15	December 25
April 21	June 25	September 16	December 26
April 27	August 15	November 2

SOUTH AFRICA
January 1	April 28	December 16
March 21	May 1	December 25
April 18	June 16	December 26
April 21	September 24

SOUTH KOREA
January 1	March 1	August 15	October 3
January 30	May 5	September 7	December 24
January 31	May 6	September 8
February 1	June 6	September 9

SPAIN
January 1	April 21	July 25	December 25
January 6	May 1	August 15	December 26
April 17	May 2	September 9
April 18	May 15	December 8

SRI LANKA
January 1	February 14	April 18	July 28	October 24
January 13	February 27	May 1	August 10	November 5
January 14	March 16	May 6	September 9	December 6
January 15	April 13	June 13	October 4	December 25
February 4	April 15	July 12	October 7

SWEDEN
January 1	May 1	December 24
January 6	May 29	December 25
April 18	June 6	December 26
April 21	June 20	December 31

SWITZERLAND
January 1	April 21	August 1	December 25
January 2	May 1	August 15	December 26
January 6	May 29	September 11	December 31
March 19	June 9	December 8
April 18	June 19	December 24

TAIWAN
January 1	February 12	April 4	October 10
February 7	February 13	May 1
February 8	February 14	June 12
February 11	February 28	September 19

THAILAND
January 1	April 16	July 1	December 5
February 25	May 1	July 23	December 10
April 8	May 6	August 12	December 31
April 15	May 27	October 23

TRINIDAD AND TOBAGO
January 1	May 30	September 24
March 30	June 19	December 25
April 18	August 1	December 26
April 21	August 31

TURKEY
January 1	July 28	October 3	October 28
April 23	July 29	October 6	October 29
May 19	July 30	October 7

UKRAINE
January 1	May 1	June 30
January 7	May 2	August 25

March 8	May 9
April 21	June 9

UNITED ARAB EMIRATES
January 1	July 29	October 6
January 13	August 6	October 25
May 26	October 4	December 2
July 28	October 5	December 3
The United Arab Emirates market is closed every Friday.

UNITED KINGDOM
January 1	May 5	December 26
April 18	August 25
April 21	December 25

URUGUAY
January 1	April 17	July 18
January 6	April 18	August 25
March 3	May 1	December 25
March 4	June 19

VENEZUELA
January 1	April 17	June 24
January 6	April 18	July 24
March 3	May 1	August 18
March 4	June 2	December 8
March 19	June 16	December 25

VIETNAM
January 1	February 2	May 1	September 8
January 23	February 14	May 6	November 20
January 30	March 8	June 2	December 25
January 31	April 9	August 10
February 1	April 30	September 2

The longest redemption cycle for Foreign Funds is a function of the longest redemption cycle among the countries whose securities comprise the Funds. In the calendar years 2013 and 2014, the dates of regular holidays affecting the following securities markets present the worst-case (longest) redemption cycle* for Foreign Funds as follows:

SETTLEMENT PERIODS GREATER THAN
SEVEN DAYS FOR YEAR 2013

	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period
China	02/04/13	02/19/13	15
	02/05/13	02/20/13	15
	02/06/13	02/21/13	15
	04/26/13	05/08/13	12
	04/29/13	05/09/13	10
	04/30/13	05/10/13	10
	09/25/13	10/08/13	13
	09/26/13	10/09/13	13
	09/27/13	10/10/13	13
Czech Republic	12/19/13	12/27/13	8
	12/20/13	12/30/13	10
	12/23/13	01/02/14	10
Egypt	10/08/13	10/17/13	9
	10/09/13	10/18/13	9
	10/10/13	10/21/13	11
	10/29/13	11/06/13	8
	10/30/13	11/07/13	8
	10/31/13	11/08/13	8
Denmark	03/25/13	04/02/13	8
	03/26/13	04/03/13	8
	03/27/13	04/04/13	8
	12/19/13	12/27/13	8
	12/20/13	12/30/13	10
	12/23/13	01/02/14	10

Finland	12/19/13	12/27/13	8
	12/20/13	12/30/13	10
	12/23/13	01/02/14	10
Germany	12/19/13	12/27/13	8
	12/20/13	12/30/13	10
	12/23/13	01/02/14	10
Hungary	12/19/13	12/27/13	8
	12/20/13	12/30/13	10
	12/23/13	12/31/13	8
Indonesia	08/02/13	08/14/13	12
	08/05/13	08/15/13	10
	08/06/13	08/16/13	10
	12/19/13	12/27/13	8
	12/20/13	01/02/13	13
	12/23/13	01/03/14	11
Ireland	12/19/13	12/30/13	11
	12/20/13	12/31/13	11
	12/23/13	01/02/14	10
Italy	12/19/13	12/27/13	8
	12/23/13	01/02/14	10
Japan	12/26/13	01/06/14	11
	12/27/13	01/07/14	11
	12/30/13	01/08/14	9
Malaysia	08/02/13	08/12/13	10
	08/05/13	08/13/13	8
	08/06/13	08/14/13	8
Philippines	12/23/13	01/02/14	10
Portugal	12/19/13	12/27/13	8
	12/20/13	12/30/13	10
	12/23/13	12/31/13	8
South Africa	03/14/13	03/22/13	8
	03/15/13	03/25/13	10
	03/18/13	03/26/13	8
	03/19/13	03/27/13	8
	03/20/13	03/28/13	8
	03/22/13	04/02/13	11
	03/25/13	04/03/13	8
	03/26/13	04/04/13	8
	03/27/13	04/05/13	8
	03/28/13	04/08/13	11
	04/24/13	05/02/13	8
	04/25/13	05/03/13	8
	04/26/13	05/06/13	10
	04/29/13	05/07/13	8
	04/30/13	05/08/13	8
	06/10/13	06/18/13	8
	06/11/13	06/19/13	8
	06/12/13	06/20/13	8
	06/13/13	06/21/13	8
	06/14/13	06/24/13	10
	08/02/13	08/12/13	10
	08/05/13	08/13/13	8
	08/06/13	08/14/13	8
	08/07/13	08/15/13	8
	08/08/13	08/16/13	8
	09/17/13	09/25/13	8
	09/18/13	09/26/13	8
	09/19/13	09/27/13	8
	09/20/13	09/30/13	10
	09/23/13	10/01/13	8
	12/11/13	12/19/13	8
	12/12/13	12/20/13	8
	12/13/13	12/23/13	10
	12/18/13	12/27/13	9
	12/19/13	12/30/13	11
	12/20/13	12/31/13	11
	12/23/13	01/02/14	10
	12/24/13	01/03/14	10
	12/27/13	01/06/14	10
	12/30/13	01/07/14	8

	12/31/13	01/08/14	8
Spain	03/25/13	04/02/13	8
	03/26/13	04/03/13	8
	03/27/13	04/04/13	8
Sweden	12/19/13	12/27/13	8
	12/20/13	12/30/13	10
	12/23/13	01/02/14	10
Switzerland	12/19/13	12/27/13	8
	12/20/13	12/30/13	10
	12/23/13	01/02/14	10
Taiwan	02/05/13	02/15/13	10
	02/06/13	02/18/13	12
Turkey	10/10/13	10/21/13	11
	10/11/13	10/22/13	11

SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2014

	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period
China	01/27/14	02/10/14	14
	01/28/14	02/11/14	14
	01/29/14	02/12/14	14
	04/28/14	05/08/14	10
	04/29/14	05/09/14	10
	04/30/14	05/12/14	12
	09/26/14	10/08/14	12
	09/29/14	10/09/14	10
	09/30/14	10/10/14	10
Czech Republic	12/23/13	01/02/14	10
	12/19/14	12/29/14	10
	12/22/14	12/13/14	8
	12/23/14	01/02/15	10
Denmark	12/23/13	01/02/14	10
	04/14/14	04/23/14	8
	04/15/14	04/24/14	8
	04/16/14	04/25/14	8
	12/19/14	12/29/14	10
	12/22/14	12/30/14	8
	12/23/14	01/02/15	10
Egypt	12/31/13	01/08/14	8
	01/06/14	01/14/14	8
	04/14/14	04/22/14	8
	04/15/14	04/23/14	8
	04/16/14	04/24/14	8
	04/17/14	04/27/14	10
	07/21/14	07/31/14	10
	07/22/14	08/03/14	12
	07/24/14	08/04/14	11
	09/29/14	10/07/14	8
	09/30/14	10/08/14	8
	10/01/14	10/09/14	8
	10/02/14	10/12/14	10
Finland	12/23/13	01/02/14	10
	12/19/14	12/29/14	10
	12/22/14	12/30/14	8
	12/23/14	01/02/15	10
Indonesia	12/23/13	01/02/14	10
	07/23/14	08/04/14	12
	07/24/14	08/05/14	12
	07/25/14	08/06/14	12
	12/19/14	12/29/14	10
	12/22/14	12/30/14	8
	12/23/14	01/02/15	11
Ireland	12/23/14	01/02/14	10
	12/19/14	12/30/14	11
	12/22/14	12/31/14	9
	12/23/14	01/02/15	10
Italy	12/19/14	12/29/14	10
	12/22/14	12/30/14	8
	12/23/14	01/02/15	10

Japan	12/26/14	01/05/15	10
	12/29/14	01/06/15	8
	12/30/14	01/07/15	8
Malaysia	01/27/14	02/04/14	8
	01/28/14	02/05/14	8
	01/29/14	02/06/14	8
	07/23/14	07/31/14	8
	07/24/14	08/01/14	8
	07/25/14	08/04/14	10
Philippines	12/23/13	01/02/14	10
	12/26/13	01/03/14	8
	12/27/13	01/06/14	10
	12/23/14	01/02/15	10
	12/26/14	01/05/15	10
	12/29/14	01/06/15	8
Portugal	12/19/14	01/02/14	10
	12/22/14	01/03/14	8
	12/23/14	01/06/14	8
Saudi Arabia	07/22/14	08/02/14	11
	07/03/14	08/03/14	11
	09/30/14	01/08/14	8
	10/01/14	10/11/14	10
South Africa	12/23/13	01/02/14	10
	12/24/13	01/03/14	10
	12/27/13	01/06/14	10
	12/30/13	01/07/14	8
	12/31/13	01/08/14	8
	03/14/14	03/24/14	10
	03/17/14	03/25/14	8
	03/18/14	03/26/14	8
	03/19/14	03/27/14	8
	03/20/14	03/28/14	8
	04/11/14	04/22/14	9
	04/14/14	04/23/14	9
	04/15/14	04/24/14	9
	04/16/14	04/25/14	9
	04/17/14	04/29/14	12
	04/22/14	04/30/14	8
	04/23/14	05/02/14	9
	04/24/14	05/05/14	11
	04/25/14	05/06/14	11
	04/29/14	05/07/14	8
	04/30/14	05/08/14	8
	06/09/14	06/17/14	8
	06/10/14	06/18/14	8
	06/11/14	06/19/14	8
	06/12/14	06/20/14	8
	06/13/14	06/23/14	10
	09/17/14	09/25/14	8
	09/18/14	09/26/14	8
	09/19/14	09/29/14	10
	09/22/14	09/30/14	8
	09/23/14	10/01/14	8
	12/09/14	12/17/14	8
	12/10/14	12/18/14	8
	12/11/14	12/19/14	8
	12/12/14	12/22/14	10
	12/15/14	12/23/14	8
	12/18/14	12/29/14	11
	12/19/14	12/30/14	11
	12/22/14	12/31/14	9
	12/23/14	01/02/15	10
	12/14/14	01/05/15	12
	12/29/14	01/06/15	8
	12/30/14	01/07/15	8
	12/31/14	01/08/15	8
Spain	04/14/14	04/22/14	8
	04/15/14	04/23/14	8
	04/16/14	04/24/14	8
Sweden	12/23/13	01/02/14	10

	12/19/14	12/29/14	10
	12/22/14	12/30/14	8
	12/23/14	01/02/15	10
Taiwan	01/24/14	02/05/14	12
	01/27/14	02/06/14	10
United Arab Emirates	07/22/14	07/30/14	8
	07/23/14	07/31/14	8
	07/24/14	08/01/14	8
	11/26/14	12/04/14	8
	11/27/14	12/08/14	11
Vietnam	04/29/14	05/07/14	8

*	These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.

The right of redemption may be suspended or the date of payment postponed (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Shareholder Information—Determination of NAV.”

The NAV per Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m. Eastern time) on the NYSE. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

The values of each Fund’s portfolio securities are based on the securities’ closing prices on their local principal markets, where available. Due to the time differences between the United States and certain countries in which certain Funds invest, securities on these exchanges may not trade at times when Shares of a Fund will trade. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Short positions may be valued based on ask prices obtained from such sources in the absence of a last reported sales price for the shorted security. Fixed income securities are normally valued on the basis of quotes from brokers or dealers, established market makers or an outside independent pricing service using data reflecting the earlier closing of the principal markets for those securities. Prices obtained by an outside independent pricing service may use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. Short-term investments having a maturity of 60 days or less are valued at amortized cost. If a market quotation for a security is not readily available or the Adviser believes it does not otherwise accurately reflect the market value of the security at the time a Fund calculates its NAV, the security will be fair valued by the Adviser in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Each Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations where the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, each Fund currently expects that it will fair value certain of the foreign securities held by a Fund each day the Fund calculates its NAV, except those securities principally traded on exchanges that close at the same time the Fund calculates its NAV. Accordingly, a Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices at the time the exchanges on which they principally trade close. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s respective Index. This may adversely affect a Fund’s ability to track its respective Index. With respect to securities that are traded in foreign markets, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Shareholder Information—Distributions.”

General Policies

Dividends from net investment income, if any, are declared and paid monthly by each Fund (quarterly with respect to Market Vectors BDC Income ETF and Market Vectors Mortgage REIT Income ETF). Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for each Fund to improve its Index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act. It is currently expected that each Fund will distribute virtually all of its net income (interest less expenses) monthly (quarterly with respect to Market Vectors BDC Income ETF and Market Vectors Mortgage REIT Income ETF) while capital gains distributions will generally occur annually in December. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of the Funds, net of expenses of the Funds, as if each Fund owned such underlying portfolio securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income and net-tax exempt interest income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE

No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Funds. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The following table sets forth the name, address and percentage of ownership of each shareholder who is known by the Trust to own, of record or beneficially, 5% or more of the outstanding equity securities of each Fund as of July 31, 2013:

Market Vectors BDC Income ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned
J.P. Morgan Clearing Corp. 3 Chase Metrotech Center, Proxy Dept./NY1-H034, Brooklyn NY 11245-0001	20.09%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street, Omaha, NE 68127-1031	15.17%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	14.38%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	11.29%
Stephen Inc. 111Center Street, 4th Floor, Lettle Rock, AR 72201-4402	6.08%

Market Vectors CEF Municipal Income ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned
Merill Lynch, Pierce, Fenner & Smith Inc. World Financial Center, North Tower, New York, NY 10080	23.75%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	14.63%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	10.33%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	9.65%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	7.57%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street, Omaha, NE 68127-1031	7.06%

Market Vectors Emerging Markets High Yield Bond ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned
National Financial Services LLC 200 Liberty Street, New York, NY 10281	32.27%
American Enterprise Investment Service 901 3rd Ave South, Minneapolis, MN 55474	17.31%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	14.43%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	6.64%
LPL Financial Corp. 9785 Towne CTR Drive, San Diego CA 92121-1968	6.30%
The Bank of New York Mellon One Wall Street, 5th Floor, New York, NY 10286-0001	5.14%

Market Vectors Emerging Markets Local Currency Bond ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned
Merill Lynch, Pierce, Fenner & Smith Inc. World Financial Center, North Tower, New York, NY 10080	14.43%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	14.25%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	8.58%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	7.67%
Charles Schwab & Co. Inc. - 101 Montgomery Street, San Francisco, CA 94104	5.52%

Market Vectors Fallen Angel High Yield Bond ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	21.26%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	20.64%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	15.35%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street, Omaha, NE 68127-1031	14.79%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	5.90%

Market Vectors High-Yield Municipal Index ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	13.47%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	13.43%
LPL Financial Corp. 9785 Towne CTR Drive, San Diego CA 92121-1968	10.94%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	10.27%
Merill Lynch, Pierce, Fenner & Smith Inc. World Financial Center, North Tower, New York, NY 10080	9.59%
UBS Financial Services Inc. 1000 Harbor Boulevard, Weehawken, NJ 07086-6790	8.01%

Market Vectors Intermediate Municipal Index ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned
Merill Lynch, Pierce, Fenner & Smith Inc. World Financial Center, North Tower, New York, NY 10080	34.45%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	11.52%
J.P. Morgan Clearing Corp. 3 Chase Metrotech Center, Proxy Dept./NY1-H034, Brooklyn NY 11245-0001	8.44%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	6.90%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	6.03%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	5.87%

Market Vectors International High Yield Bond ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned
National Financial Services LLC 200 Liberty Street, New York, NY 10281	30.42%
American Enterprise Investment Service 901 3rd Ave South, minneapolis, MN 55474	14.37%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	13.15%

Market Vectors International High Yield Bond ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned
The Bank of New York Mellon One Wall Street, 5th Floor, New York, NY 10286-0001	10.44%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	6.81%
Merrill Lynch Professional Clearing Corp. 101 Hudson Street, Jersey City, NJ 07302	5.27%
LPL Financial Corp. 9785 Towne CTR Drive, San Diego CA 92121-1968	5.25%

Market Vectors Investment Grade Floating Rate ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	22.38%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	13.46%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	10.75%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	10.52%
Raymond James & Associates Inc. 880 Carilion Parkway, Sait Petersburg, FL 33716	6.17%
Folionfn Investments, Inc. 8180 Greenboro Drive, 8th Floor, McLean, VA 22102	5.85%

Market Vectors LatAm Aggregate Bond ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	15.20%
Merrill Lynch Professional Clearing Corp. 101 Hudson Street, Jersey City, NJ 07302	11.80%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	11.44%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	10.90%
J.P. Morgan Clearing Corp. 3 Chase Metrotech Center, Proxy Dept./NY1-H034, Brooklyn NY 11245-0001	6.88%
Merill Lynch, Pierce, Fenner & Smith Inc. World Financial Center, North Tower, New York, NY 10080	5.24%

Market Vectors Long Municipal Index ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned
Merill Lynch, Pierce, Fenner & Smith Inc. World Financial Center, North Tower, New York, NY 10080	18.31%
The Bank of New York Mellon One Wall Street, 5th Floor, New York, NY 10286-0001	14.46%
UBS Financial Services Inc. 1000 Harbor Boulevard, Weehawken, NJ 07086-6790	7.84%

J.P. Morgan Clearing Corp. 3 Chase Metrotech Center, Proxy Dept./NY1-H034, Brooklyn NY 11245-0001	7.42%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	6.72%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	5.25%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	5.07%

Market Vectors Mortgage REIT Income ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	31.81%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	10.22%
Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center, North Tower, New York, NY 10080	8.58%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	6.50%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street, Omaha, NE 68127-1031	5.22%

Market Vectors Preferred Securities ex Financials ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned
National Financial Services LLC 200 Liberty Street, New York, NY 10281	20.18%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	14.09%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	7.43%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	6.21%
Barclays Capital Inc. 70 Hudson Street, 7th Floor, Jersey City, NJ 07302	6.16%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street, Omaha, NE 68127-1031	5.80%
Merill Lynch, Pierce, Fenner & Smith Inc. World Financial Center, North Tower, New York, NY 10080	5.10%
J.P. Morgan Clearing Corp. 3 Chase Metrotech Center, Proxy Dept./NY1-H034, Brooklyn NY 11245-0001	5.07%

Market Vectors Pre-Refunded Municipal Index ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned
National Financial Services LLC 200 Liberty Street, New York, NY 10281	15.86%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	15.82%
J.P. Morgan Clearing Corp. 3 Chase Metrotech Center, Proxy Dept./NY1-H034, Brooklyn NY 11245-0001	15.62%
Merill Lynch, Pierce, Fenner & Smith Inc. World Financial Center, North Tower, New York, NY 10080	11.59%

Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	9.16%
UBS Financial Services Inc. 1000 Harbor Boulevard, Weehawken, NJ 07086-6790	6.92%
ABN AMRO Clearing Chicago LLC 175 West Jackson Blvd., Suite 400, Chicago, IL 60605	5.28%

Market Vectors Renminbi ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned
J.P. Morgan Clearing Corp. 3 Chase Metrotech Center, Proxy Dept./NY1-H034, Brooklyn NY 11245-0001	14.49%
Merill Lynch, Pierce, Fenner & Smith Inc. World Financial Center, North Tower, New York, NY 10080	14.40%
Timber Hill LLC 1 Pickwick Plaza, Greenwich, CT 06830	7.60%

Market Vectors Treasury-Hedged High Yield Bond ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned
Merrill Lynch Professional Clearing Corp. 101 Hudson Street, Jersey City, NJ 07302	74.25%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	7.52%
The Huntington National Bank 7 Easton Oval, Columbus, OH 43219	6.75%

TAXES

The following information also supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Shareholder Information—Tax Information” and the section in this Statement of Additional Information entitled “Special Considerations and Risks.” The following summary of certain relevant tax provisions is subject to change, and does not constitute legal or tax advice.

Each Fund intends to qualify for and to elect treatment as a RIC under Subchapter M of the Internal Revenue Code. As a RIC, each Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders and meet several other requirements relating to the nature of its income and the diversification of its assets, among others. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

Market Vectors CEF Municipal Income ETF is treated as a separate corporation for federal income tax purposes from the Underlying Funds. Market Vectors CEF Municipal Income ETF, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in an Underlying Fund do not generally offset gains or distributions of another Underlying Fund.

Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year, 98.2% of its capital gain net income for the twelve months ended October 31 of such year, and 100% of any undistributed amounts from the prior years. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of U.S. federal income tax requirements, the Trust on behalf of the Funds, has the right to reject an order for a creation of Shares if the creator (or group of creators) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Funds would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.”

Dividends, interest and gains received by a Fund from a non-U.S. investment may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund’s total assets at the end of its taxable year consist of foreign stock or securities or if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in RICs, the Fund may elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain holding period and other limitations, the investor’s pro rata share of the Fund’s foreign income taxes. It is expected that more than 50% of each of Market Vectors Emerging Markets High Yield Bond ETF, Market Vector Emerging Markets Local Currency Bond ETF’s, Market Vectors International High Yield Bond ETF’s, Market Vectors LatAm Aggregate Bond ETF’s and Market Vectors Renminbi Bond ETF’s assets will consist of foreign securities.

Under Section 988 of the Internal Revenue Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under Section 988 of the Internal Revenue Code. Also, certain foreign exchange gains or losses derived with respect to foreign fixed income securities are also subject to Section 988 treatment. In general, therefore, Section 988 gains or losses will increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain. If a portion of a Fund’s investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders. After the Fund has distributed income, subsequent foreign currency losses may result in the Fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, tax-exempt income and the amount of distributions received from capital gains and the portion of dividends, if any, which may qualify for the dividends received deduction. Certain ordinary dividends paid to non-corporate shareholders may qualify for taxation at a lower tax rate applicable to long-term capital gains provided holding period and other requirements are met at both the shareholder and Fund levels. The Funds (except for Market Vectors BDC Income ETF and Market Vectors Preferred Securities ex Financials ETF) do not expect that any of their distributions will be qualified dividends eligible for lower tax rates or for the corporate dividends received deduction. In the event that Market Vectors BDC Income ETF and Market Vectors Preferred Securities ex Financials ETF receive such a dividend and designate the distribution of such dividend as a qualified dividend, the dividend may be taxed at maximum capital gains rates of 15% or 20%, provided holding period and other requirements are met at both the shareholder and the Fund level. It is not expected that any significant portion of the Market Vectors BDC Income ETF’s or Market Vectors Preferred Securities ex Financials ETF’s distributions will be eligible for qualified dividend treatment.

In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A redemption of a shareholder’s Fund Shares is normally treated as a sale for tax purposes. Fund Shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses. After 2012, the maximum tax rate on long-term capital gains available to a non-corporate shareholder generally is 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts (but the 25% capital gain tax rate will remain applicable to 25% rate gain distributions received by Market Vectors Mortgage REIT Income ETF).

Special tax rules may change the normal treatment of gains and losses recognized by a Fund if and when a Fund invests in structured notes, swaps, options, futures transactions, futures transactions and non-U.S. corporations classified as passive foreign investment companies (“PFICs”). Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss and may accelerate when a Fund has to take these items into account for U.S. federal income tax purposes. The application of these special rules would therefore also affect the timing and character of distributions made by a Fund. See “U.S. Federal Tax Treatment of Futures Contracts” for certain federal income tax rules regarding futures contracts.

There may be uncertainty as to the appropriate treatment of certain of a Fund’s investments for U.S. federal income tax purposes. In particular, a Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for such Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by a Fund, to the extent necessary, in order to seek to ensure that it distributes sufficient income to ensure that it does not become subject to U.S. federal income or excise tax.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Investments in PFICs are subject to special tax rules which may result in adverse tax consequences to a Fund and its shareholders. To the extent a Fund invests in PFICs, it generally intends to elect to “mark to market” these investments at the end of each taxable year. By making this election, the Fund will recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such investment (but only to the extent of prior income from such investment under the mark to market rules). Gains realized with respect to a disposition of a PFIC that a Fund has elected to mark to market will be ordinary income. By making the mark to market election, a Fund may recognize income in excess of the distributions that it receives from its investments. Accordingly, a Fund may need to borrow money or dispose of some of its investments in order to meet its distribution requirements. If a Fund does not make the mark to market election with respect to an investment in a PFIC, the Fund could become subject to U.S. federal income tax with respect to certain distributions from, and gain on the dispositions of, the PFIC which cannot be avoided by distributing such amounts to the Fund’s shareholders.

If at the end of each quarter of the taxable year of a RIC, 50% or more of the assets, by value, of the RIC are either (i) state, municipal and other bonds that pay interest that is exempt from federal income tax, or (ii) interests in other RICs, the RIC may designate a portion of its dividends as exempt-interest dividends. The Municipal Funds and Market Vectors CEF Municipal Income ETF expect to be eligible to make such designations with respect to a substantial amount of the income each receives. The portion of the dividends that are designated as being exempt-interest dividends generally will be exempt from federal income tax and may be exempt from state and local taxation. Depending on a shareholder’s state of residence, exempt-interest dividends paid by the Funds from interest earned on municipal securities of that state, or its political subdivision, may be exempt in the hands of such shareholder from income tax in that state and its localities. However, income from municipal securities of states other than the shareholder’s state of residence generally will not qualify for this treatment.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Funds will not be deductible for U.S. federal income tax purposes. In addition, the IRS may require a shareholder in a Fund that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. In addition, the receipt of dividends and distributions from the Funds may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisers as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the IRC or (ii) subject to the federal “branch profits” tax, or the deferral “excess net passive income” tax.

Shares of the Municipal Funds and Market Vectors CEF Municipal Income ETF generally would not be suitable for tax-exempt institutions or tax- deferred retirement plans (e.g., plans qualified under Section 401 of the Internal Revenue Code, and individual retirement accounts). Such retirement plans would not gain any benefit from the tax-exempt nature of a Municipal Fund’s and Market Vectors CEF Municipal Income ETF’s dividends because such dividends would be ultimately taxable to beneficiaries when distributed to them.

Gain or loss on the sale or redemption of Fund Shares is measured by the difference between the amount of cash received (or the fair market value of any property received) and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their Fund Shares. Legislation passed by Congress requires reporting of adjusted cost basis information for covered securities, which generally include shares of a regulated investment company acquired after January 1, 2012, to the Internal Revenue Service and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other Fund Shares (or substantially identical shares) are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes. If a shareholder receives exempt interest dividends with respect to any Share of the Funds and if the Share is held by the shareholder for six months or less, then any loss on the sale or exchange of the Share may, to the extent of the exempt interest dividends, be disallowed.

Certain Funds may invest a portion of their assets in certain “private activity bonds.” As a result, a portion of the exempt-interest dividends paid by such Funds will be an item of tax preference to shareholders subject to the alternative minimum tax. Certain corporations which are subject to the alternative minimum tax may also have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the “adjusted current earnings” of the corporation exceeds its alternative minimum taxable income. However, the alternative minimum tax consequences discussed in this paragraph do not apply with respect to interest paid on bonds issued after December 31, 2008 and before January 1, 2011 (including refunding bonds issued during that period to refund bonds originally issued after December 31, 2003 and before January 1, 2009).

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Funds to include the market discount in income as it accrues, gain on the Funds’ disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

A Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, a Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that a Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level.

Distributions reinvested in additional Fund Shares will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.

Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units (“backup withholding”). The backup withholding rate for individuals is currently 28%. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a credit against shareholders’ U.S. federal income tax liabilities, and may entitle them to a refund, provided that the required information is timely furnished to the Internal Revenue Service.

Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities will generally be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Prospective investors are urged to consult their tax advisors regarding such withholding.

For taxable years beginning before January 1, 2014 (unless further extended by Congress), properly designated dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may designate all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. There can be no assurance as to whether or not legislation will be enacted to extend this exemption.

Effective July 1, 2014, each Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply or be deemed compliant with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Non-U.S. shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the possible applicability of the U.S. estate tax.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares of the Trust should consult their own tax advisers as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Reportable Transactions

Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s Shares of $2 million or more in any one taxable year (or $4 million or more over a period of six taxable years) for an individual shareholder or $10 million or more in any taxable year (or $20 million or more over a period of six taxable years) for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC that engaged in a reportable transaction are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. In addition, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

CAPITAL STOCK AND SHAREHOLDER REPORTS

The Trust currently is comprised of 53 investment funds. The Trust issues Shares of beneficial interest with no par value. The Board may designate additional funds of the Trust.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and each fractional Share has a proportional fractional vote. Shares of all funds vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund, and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Under Delaware law, shareholders of a statutory trust may have similar limitations on liability as shareholders of a corporation.

The Trust will issue through DTC Participants to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by an independent auditor approved by the Trust’s Trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of the Trust’s distributions.

Shareholder inquiries may be made by writing to the Trust, c/o Van Eck Associates Corporation, 335 Madison Avenue, 19th Floor, New York, New York 10017.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Dechert LLP, 1095 Avenue of the Americas, New York, New York, 10036, is counsel to the Trust and has passed upon the validity of each Fund’s Shares.

Ernst & Young LLP, 5 Times Square, New York, New York 10036, is the Trust’s independent registered public accounting firm and audits the Funds’ financial statements and performs other related audit services.

FINANCIAL STATEMENTS

The audited financial statements, including the financial highlights appearing in the Trust’s Annual Report to shareholders for the fiscal year ended April 30, 2013 and filed electronically with the SEC, are incorporated by reference and made part of this SAI. You may request a copy of the Trust’s Annual Report and Semi-Annual Report for the Funds at no charge by calling 1.888.MKT.VCTR (658-8287) during normal business hours.

LICENSE AGREEMENTS AND DISCLAIMERS

The information contained herein regarding the S-Network Municipal Bond Closed-End Fund IndexSM (the “CEF Index”) was provided by S-Network Global Indexes, LLC (“S-Network”). The information contained herein regarding the J.P. Morgan Government Bond Index – Emerging Markets Global Core (the “Emerging Markets Index”) was provided by JPMorgan Securities Inc. (“J.P. Morgan”). The information contained herein regarding the Barclays Municipal Custom High Yield Composite Index (the “High Yield Index”), Barclays AMT-Free Intermediate Continuous Municipal Index (the “Intermediate Index”), Barclays AMT-Free Long Continuous Municipal Index (the “Long Index”), Barclays Municipal Pre-Refunded–Treasury-Escrowed Index (the “Pre-Refunded Index”) and Barclays AMT-Free Short Continuous Municipal Index (the “Short Index”) was provided by Barclays Inc. (“Barclays”). The information contained herein regarding the BDC Index, Floating Rate Index, Mortgage REITs Index, Renminbi Bond Index and Treasury-Hedged High Yield Index was provided by MVIS. The information contained herein regarding The BofA Merrill Lynch US Fallen Angel High Yield Index (the “Fallen Angel Index”), The BofA Merrill Lynch High Yield US Emerging Markets Liquid Corporate Plus Index (the “Emerging Markets High Yield”), The BofA Merrill Lynch US Fallen Angel High Yield Index (the “Fallen Angel Index”), The BofA Merrill Lynch Global Ex-US Issuers High Yield Constrained Index (the “International High Yield Index”) and The BofA Merrill Lynch Broad Latin America Bond Index (the “LatAm Index”). The information contained herein regarding Wells Fargo® Hybrid and Preferred Securities Ex Financials Index (the “Preferred Securities Index”) was provided by Wells Fargo & Company (the “Wells Fargo”). The information contained herein regarding the securities markets and DTC was obtained from publicly available sources.

Market Vectors CEF Municipal Income ETF is not sponsored, endorsed, sold or promoted by S-Network. S-Network makes no representation or warranty, express or implied, to the owners of the Fund, or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track the performance of the federally tax-exempt annual yield sector of the closed-end fund market. S-Network’s only relationship to the Adviser is the licensing of certain service marks and trade names of S-Network and of the CEF Index that is determined, composed and calculated by S-Network without regard to the Adviser or the Fund. S-Network has no obligation to take the needs of the Adviser or the owners of the Fund, into consideration in determining, composing or calculating the Index. S-Network is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. S-Network has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S-NETWORK DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE CEF INDEX OR ANY DATA INCLUDED THEREIN AND S-NETWORK SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NETWORK MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE CEF INDEX OR ANY DATA INCLUDED THEREIN. THE LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE CEF INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S-NETWORK HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Copyright 2013 JPMorgan Chase & Co. All rights reserved. J.P. Morgan is the marketing name for JPMorgan Chase & Co., and its subsidiaries and affiliates worldwide. J.P. Morgan Securities Inc. is a member of NYSE and SIPC. JPMorgan Chase Bank, National Association is a member of FDIC. J.P. Morgan Futures Inc. is a member of the NFA. J.P. Morgan Securities Ltd. and J.P. Morgan plc are authorized by the FSA and members of the LSE. J.P. Morgan Europe Limited is authorized by the FSA. J.P. Morgan Equities Limited is a member of the Johannesburg Securities Exchange and is regulated by the FSB. J.P. Morgan Securities (Asia Pacific) Limited is registered as an investment adviser with the Securities & Futures Commission in Hong Kong and its CE number is AAJ321. J.P. Morgan Securities Singapore Private Limited is a member of Singapore Exchange Securities Trading Limited and is regulated by the Monetary Authority of Singapore (“MAS”). J.P. Morgan Securities Asia Private Limited is regulated by the MAS and the Financial Services Agency in Japan. J.P. Morgan Australia Limited (ABN 52 002 888 011) is a licensed securities dealer.

The Shares of Market Vectors Emerging Markets Local Currency Bond ETF are not sponsored, endorsed, sold or promoted by J.P. Morgan. J.P. Morgan makes no representation or warranty, express or implied, to the owners of the Shares of Market Vectors Emerging Markets Local Currency Bond ETF or any member of the public regarding the advisability of investing in securities generally, or in the Shares of Market Vectors Emerging Markets Local Currency Bond ETF particularly, or the ability of the Emerging Markets Index to track general bond market performance. J.P. Morgan’s only relationship to the Adviser is the licensing of the Emerging Markets Index which is determined, composed and calculated by J.P. Morgan without regard to the Adviser or the Shares of Market Vectors Emerging Markets Local Currency Bond ETF. J.P. Morgan has no obligation to take the needs of the Adviser or the owners of the Shares of Market Vectors Emerging Markets Local Currency Bond ETF into consideration in determining, composing or calculating the Emerging Markets Index. J.P. Morgan is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of Market Vectors Emerging Markets Local Currency Bond ETF to be issued or in the determination or calculation of the equation by which the Shares of Market Vectors Emerging Markets Local Currency Bond ETF are to be converted into cash. J.P. Morgan has no obligation or liability in connection with the administration, marketing or trading of the Shares of Market Vectors Emerging Markets Local Currency Bond ETF.

THE EMERGING MARKETS INDEX AND SHARES OF MARKET VECTORS EMERGING MARKETS LOCAL CURRENCY BOND ETF ARE PROVIDED “AS IS” WITH ANY AND ALL FAULTS. J.P. MORGAN DOES NOT GUARANTEE THE AVAILABILITY, SEQUENCE, TIMELINESS, QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE EMERGING MARKETS INDEX AND/OR THE SHARES OF MARKET VECTORS EMERGING MARKETS LOCAL CURRENCY BOND ETF AND/OR ANY DATA INCLUDED THEREIN, OR OTHERWISE OBTAINED BY THE ADVISER, OWNERS OF THE SHARES OF MARKET VECTORS EMERGING MARKETS LOCAL CURRENCY BOND ETF, OR BY ANY OTHER PERSON OR ENTITY, FROM ANY USE OF THE EMERGING MARKETS INDEX AND/OR SHARES OF MARKET VECTORS EMERGING MARKETS LOCAL CURRENCY BOND ETF. J.P. MORGAN MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OF FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE EMERGING MARKETS INDEX OR ANY DATA INCLUDED THEREIN, OR OTHERWISE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF MARKET VECTORS EMERGING MARKETS LOCAL CURRENCY BOND ETF, OR BY ANY OTHER PERSON OR ENTITY, FROM ANY USE OF THE EMERGING MARKETS INDEX AND/OR SHARES OF MARKET VECTORS EMERGING MARKETS LOCAL CURRENCY BOND ETF. THERE ARE NO REPRESENTATIONS OR WARRANTIES WHICH EXTEND BEYOND THE DESCRIPTION ON THE FACE OF THIS DOCUMENT, IF ANY. ALL WARRANTIES AND REPRESENTATIONS OF ANY KIND WITH REGARD TO THE EMERGING MARKETS INDEX AND/OR SHARES OF MARKET VECTORS EMERGING MARKETS LOCAL CURRENCY BOND ETF, ARE DISCLAIMED INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, QUALITY, ACCURACY, FITNESS FOR A PARTICULAR PURPOSE AND/OR AGAINST INFRINGEMENT AND/OR WARRANTIES AS TO ANY RESULTS TO BE OBTAINED BY AND/OR FROM THE USE OF THE EMERGING MARKETS INDEX AND/OR THE USE AND/OR THE PURCHASE OF THE SHARES OF MARKET VECTORS EMERGING MARKETS LOCAL CURRENCY BOND ETF. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL J.P. MORGAN HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PRINCIPAL AND/OR LOST PROFITS, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Barclays and Barclays Inc. are trademarks of Barclays and have been licensed for use in connection with the listing and trading of Market Vectors High Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors Long Municipal Index ETF, Market Vectors Pre-Refunded Municipal Index ETF and Market Vectors Short Municipal Index ETF on NYSE Arca. Market Vectors High Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors Long Municipal Index ETF, Market Vectors Pre-Refunded Municipal Index ETF and Market Vectors Short Municipal Index ETF are not sponsored by, endorsed, sold or promoted by Barclays and Barclays makes no representation regarding the advisability of investing in them. The Adviser acknowledges and expressly agrees that Market Vectors High Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors Long Municipal Index ETF, Market Vectors Pre-Refunded Municipal Index ETF and Market Vectors Short Municipal Index ETF are not sponsored, endorsed, sold or promoted by Barclays, and that Barclays makes no warranty, express or implied, as to the results to be obtained by any person or entity from the use of any of the High Yield Index, Intermediate Index, Long Index,

Pre-Refunded Index or Short Index, any opening, intra day or closing value therefor, or any data included therein or relating thereto, in connection with the trading of any exchange traded fund or option contract on exchange traded funds based thereon or for any other purpose. Barclays’s only relationship to the Adviser with respect to Market Vectors High Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors Long Municipal Index ETF, Market Vectors Pre-Refunded Municipal Index ETF and Market Vectors Short Municipal Index ETF is the licensing of certain trademarks and trade names of Barclays and the High Yield Index, Intermediate Index, Long Index, Pre-Refunded Index and Short Index that are determined, composed and calculated by Barclays without regard to the Adviser or Market Vectors High Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors Long Municipal Index ETF, Market Vectors Pre-Refunded Municipal Index ETF and Market Vectors Short Municipal Index ETF. Barclays has no obligation to take the needs of the Adviser or the owners of Market Vectors High Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors Long Municipal Index ETF, Market Vectors Pre-Refunded Municipal Index ETF and Market Vectors Short Municipal Index ETF into consideration in determining, composing or calculating the High Yield Index, Intermediate Index, Long Index, Pre-Refunded Index and Short Index. Barclays is not responsible for and has not participated in any determination or calculation made with respect to issuance of Market Vectors High Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors Long Municipal Index ETF, Market Vectors Pre-Refunded Municipal Index ETF and Market Vectors Short Municipal Index ETF. Barclays has no obligation or liability in connection with the listing, trading, marketing or administration of Market Vectors High Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors Long Municipal Index ETF, Market Vectors Pre-Refunded Municipal Index ETF and Market Vectors Short Municipal Index ETF.

BARCLAYS DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE HIGH YIELD INDEX, INTERMEDIATE INDEX, LONG INDEX, PRE-REFUNDED INDEX AND SHORT INDEX, OR ANY OPENING, INTRA DAY OR CLOSING VALUE THEREFOR, OR ANY DATA INCLUDED THEREIN OR RELATED THERETO. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF MARKET VECTORS HIGH YIELD MUNICIPAL INDEX ETF, MARKET VECTORS INTERMEDIATE MUNICIPAL INDEX ETF, MARKET VECTORS LONG MUNICIPAL INDEX ETF, MARKET VECTORS PRE-REFUNDED MUNICIPAL INDEX ETF AND MARKET VECTORS SHORT MUNICIPAL INDEX ETF OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE HIGH YIELD INDEX, INTERMEDIATE INDEX, LONG INDEX, PRE-REFUNDED INDEX AND SHORT INDEX, ANY OPENING, INTRA DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY EXCHANGE TRADED FUND OR OPTION CONTRACT ON EXCHANGE TRADED FUNDS BASED THEREON, IN CONNECTION WITH THE RIGHTS LICENSED OR FOR ANY OTHER USE. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE HIGH YIELD INDEX, INTERMEDIATE INDEX, LONG INDEX, PRE-REFUNDED INDEX AND SHORT INDEX, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY EXCHANGE TRADED FUND OR OPTION CONTRACT ON EXCHANGE TRADED FUNDS BASED THEREON. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BARCLAYS HAVE ANY LIABILITY FOR ANY DAMAGES, CLAIMS, LOSSES (INCLUDING ANY INDIRECT OR CONSEQUENTIAL LOSSES), EXPENSES OR DELAYS, WHETHER DIRECT OR INDIRECT, FORESEEN OR UNFORESEEN, SUFFERED BY ANY PERSON ARISING OUT OF ANY CIRCUMSTANCE OR OCCURRENCE RELATING TO THE PERSON’S USE OF ANY of the High Yield Index, Intermediate Index, Long Index, Pre-Refunded Index or Short Index, ANY OPENING, INTRA DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY EXCHANGE TRADED FUND OR OPTION CONTRACT ON EXCHANGE TRADED FUNDS BASED THEREON, OR ARISING OUT OF ANY ERRORS OR DELAYS IN CALCULATING OR DISSEMINATING SUCH INDEX.

The Shares of Market Vectors BDC Income ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors Mortgage REIT Income ETF, Market Vectors Renminbi Bond ETF and Market Vectors Treasury-Hedged High Yield Bond ETF are not sponsored, endorsed, sold or promoted by MVIS. MVIS makes no representation or warranty, express or implied, to the owners of Shares of Market Vectors BDC Income ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors Mortgage REIT Income ETF, Market Vectors

Renminbi Bond ETF and Market Vectors Treasury-Hedged High Yield Bond ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of Market Vectors BDC Income ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors Mortgage REIT Income ETF, Market Vectors Renminbi Bond ETF and Market Vectors Treasury-Hedged High Yield Bond ETF particularly or the ability of the BDC Index, Floating Rate Index, Mortgage REITs Index, Renminbi Bond Index and Treasury-Hedged High Yield Bond Index to track the performance of its relative securities market. MVIS’s only relationship to the Adviser is the licensing of certain service marks and trade names and of the BDC Index, Floating Rate Index, Mortgage REITs Index, Renminbi Bond Index and Treasury-Hedged High Yield Bond Index that is determined, composed and calculated by MVIS without regard to the Adviser or the Shares of Market Vectors BDC Income ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors Mortgage REIT Income ETF, Market Vectors Renminbi Bond ETF and Market Vectors Treasury-Hedged High Yield Bond ETF. MVIS has no obligation to take the needs of the Adviser or the owners of Shares of Market Vectors BDC Income ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors Mortgage REIT Income ETF, Market Vectors Renminbi Bond ETF and Market Vectors Treasury-Hedged High Yield Bond ETF into consideration in determining, composing or calculating the BDC Index, Floating Rate Index, Mortgage REITs Index, Renminbi Bond Index and Treasury-Hedged High Yield Bond Index. MVIS is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of Market Vectors BDC Income ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors Mortgage REIT Income ETF, Market Vectors Renminbi Bond ETF and Market Vectors Treasury-Hedged High Yield Bond ETF to be issued or in the determination or calculation of the equation by which the Shares of Market Vectors BDC Income ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors Mortgage REIT Income ETF, Market Vectors Renminbi Bond ETF and Market Vectors Treasury-Hedged High Yield Bond ETF are to be converted into cash. MVIS has no obligation or liability in connection with the administration, marketing or trading of the Shares of Market Vectors BDC Income ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors Mortgage REIT Income ETF, Market Vectors Renminbi Bond ETF and Market Vectors Treasury-Hedged High Yield Bond ETF.

MVIS DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BDC INDEX, FLOATING RATE INDEX, MORTGAGE REITS INDEX, RENMINBI BOND INDEX AND TREASURY-HEDGED HIGH YIELD BOND INDEX OR ANY DATA INCLUDED THEREIN AND MVIS SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. MVIS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF MARKET VECTORS BDC INCOME ETF, MARKET VECTORS INVESTMENT GRADE FLOATING RATE ETF, MARKET VECTORS MORTGAGE REIT INCOME ETF, MARKET VECTORS RENMINBI BOND ETF AND MARKET VECTORS TREASURY-HEDGED HIGH YIELD BOND ETF OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE FLOATING RATE INDEX OR ANY DATA INCLUDED THEREIN. MVIS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BDC INDEX, FLOATING RATE INDEX, MORTGAGE REITS INDEX, RENMINBI BOND INDEX AND TREASURY-HEDGED HIGH YIELD BOND INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MVIS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Market Vectors BDC Income ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors Mortgage REIT Income ETF, Market Vectors Renminbi Bond ETF and Market Vectors Treasury-Hedged High Yield Bond ETF are not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the BDC Index, Floating Rate Index, Mortgage REITs Index, Renminbi Bond Index, Treasury-Hedged High Yield Bond Index and/or its trade mark or its price at any time or in any other respect. The BDC Index, Floating Rate Index, Mortgage REITs Index, Renminbi Bond Index, Treasury-Hedged High Yield Bond Index are calculated and maintained by Solactive AG. Solactive AG uses its best efforts to ensure that the BDC Index, Floating Rate Index, Mortgage REITs Index, Renminbi Bond Index, Treasury-Hedged High Yield Bond Index are calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the BDC Index, Floating Rate Index, Mortgage REITs Index, Renminbi Bond Index, Treasury-Hedged High Yield Bond Index to third parties including but not limited to investors and/or financial intermediaries of Market Vectors BDC Income

ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors Mortgage REIT Income ETF, Market Vectors Renminbi Bond ETF and Market Vectors Treasury-Hedged High Yield Bond ETF. Neither publication of the BDC Index, Floating Rate Index, Mortgage REITs Index, Renminbi Bond Index, Treasury-Hedged High Yield Bond Index by Solactive AG nor the licensing of the BDC Index, Floating Rate Index, Mortgage REITs Index, Renminbi Bond Index, Treasury-Hedged High Yield Bond Index or their trade mark for the purpose of use in connection with Market Vectors BDC Income ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors Mortgage REIT Income ETF, Market Vectors Renminbi Bond ETF and Market Vectors Treasury-Hedged High Yield Bond ETF constitutes a recommendation by Solactive AG to invest capital in Market Vectors BDC Income ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors Mortgage REIT Income ETF, Market Vectors Renminbi Bond ETF and Market Vectors Treasury-Hedged High Yield Bond ETF nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in Market Vectors BDC Income ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors Mortgage REIT Income ETF, Market Vectors Renminbi Bond ETF and Market Vectors Treasury-Hedged High Yield Bond ETF. Solactive AG is not responsible for fulfilling the legal requirements concerning the accuracy and completeness of Market Vectors BDC Income ETF’s, Market Vectors Investment Grade Floating Rate ETF’s, Market Vectors Mortgage REIT Income ETF’s, Market Vectors Renminbi Bond ETF’s, Market Vectors Treasury-Hedged High Yield Bond ETF’s Prospectus.

Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF, Market Vectors International High Yield Bond ETF and Market Vectors LatAm Aggregate Bond ETF are not sponsored, endorsed, sold or promoted by Merrill Lynch. Merrill Lynch has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, Market Vectors Fallen Angel High Yield Bond ETF, Market Vectors International High Yield Bond ETF and Market Vectors LatAm Aggregate Bond ETF, nor makes any representation or warranty, express or implied, to the owners of Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF, Market Vectors International High Yield Bond ETF and Market Vectors LatAm Aggregate Bond ETF or any member of the public regarding Market Vectors Fallen Angel High Yield Bond ETF, Market Vectors International High Yield Bond ETF and Market Vectors LatAm Aggregate Bond ETF or the advisability of investing in Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF, Market Vectors International High Yield Bond ETF and Market Vectors LatAm Aggregate Bond ETF, particularly the ability of the Emerging Markets International High Yield Index, Fallen Angel Index, International High Yield Index and LatAm Index to track performance of any market or strategy. Merrill Lynch’s only relationship to the Adviser is the licensing of certain trademarks and trade names and indices or components thereof. The Emerging Markets International High Yield Index, Fallen Angel Index, International High Yield Index and LatAm Index are determined, composed and calculated by Merrill Lynch without regard to the Adviser or Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF, Market Vectors International High Yield Bond ETF and Market Vectors LatAm Aggregate Bond ETF or their shareholders. Merrill Lynch has no obligation to take the needs of the Adviser or the shareholders of Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF, Market Vectors International High Yield Bond ETF and Market Vectors LatAm Aggregate Bond ETF into consideration in determining, composing or calculating the Emerging Markets International High Yield Index, Fallen Angel Index, International High Yield Index and LatAm Index. Merrill Lynch is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Shares of Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF, Market Vectors International High Yield Bond ETF and Market Vectors LatAm Aggregate Bond ETF to be issued or in the determination or calculation of the equation by which the Shares of Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF, Market Vectors International High Yield Bond ETF and Market Vectors LatAm Aggregate Bond ETF are to be priced, sold, purchased, or redeemed. Merrill Lynch has no obligation or liability in connection with the administration, marketing, or trading of Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF, Market Vectors International High Yield Bond ETF and Market Vectors LatAm Aggregate Bond ETF.

MERRILL LYNCH DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE EMERGING MARKETS INTERNATIONAL HIGH YIELD INDEX, FALLEN ANGEL INDEX, INTERNATIONAL HIGH YIELD INDEX AND LATAM INDEX OR ANY DATA INCLUDED THEREIN AND MERRILL LYNCH SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, UNAVAILABILITY,

OR INTERRUPTIONS THEREIN. MERRILL LYNCH MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, SHAREHOLDERS OF MARKET VECTORS EMERGING MARKETS HIGH YIELD BOND ETF, MARKET VECTORS FALLEN ANGEL HIGH YIELD BOND ETF, MARKET VECTORS INTERNATIONAL HIGH YIELD BOND ETF AND MARKET VECTORS LATAM AGGREGATE BOND ETF OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE EMERGING MARKETS INTERNATIONAL HIGH YIELD INDEX, FALLEN ANGEL INDEX, INTERNATIONAL HIGH YIELD INDEX AND LATAM INDEX OR ANY DATA INCLUDED THEREIN. MERRILL LYNCH MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO EMERGING MARKETS INTERNATIONAL HIGH YIELD INDEX, THE FALLEN ANGEL INDEX, INTERNATIONAL HIGH YIELD INDEX AND LATAM INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MERRILL LYNCH HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL, CONSEQUENTIAL DAMAGES, OR LOST PROFITS, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The BofA Merrill Lynch High Yield US Emerging Markets Liquid Corporate Plus Index, BofA Merrill Lynch US Fallen Angel International High Yield Index, BofA Merrill Lynch US Fallen Angel International High Yield Index, BofA Merrill Lynch Global Ex-US Issuers High Yield Constrained Index and BofA Merrill Lynch are trademarks of Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates and have been licensed for use by the Adviser.

Market Vectors Preferred Securities ex Financials ETF is not issued, sponsored, endorsed or advised Wells Fargo. Wells Fargo makes no representation or warranty, express or implied, to the Market Vectors Preferred Securities ex Financials ETF’s investors or any member of the public regarding the advisability of investing in securities generally or in Market Vectors Preferred Securities ex Financials ETF particularly or the ability of any data supplied by Wells Fargo or the Preferred Securities Index to track financial instruments comprising the Preferred Securities Index or any trading market. Wells Fargo’s only relationship to the Adviser is the licensing of certain trademarks and trade names of Wells Fargo and of the data supplied by Wells Fargo that is determined, composed and calculated by Wells Fargo or a third party index calculator, without regard to Market Vectors Preferred Securities ex Financials ETF or its shareholders. Wells Fargo has no obligation to take the needs of Market Vectors Preferred Securities ex Financials ETF or Market Vectors Preferred Securities ex Financials ETF’s shareholders into consideration when determining, composing or calculating the data. Wells Fargo has no obligation or liability in connection with the administration, marketing or trading of Market Vectors Preferred Securities ex Financials ETF.

WELLS FARGO DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF ANY INDEX DATA OR OTHER INFORMATION OR DATA SUPPLIED BY IT OR ANY DATA INCLUDED THEREIN. WELLS FARGO MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER AND MARKET VECTORS PREFERRED SECURITIES EX FINANCIALS ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE PREFERRED SECURITIES INDEX AND OTHER DATA SUPPLIED BY WELLS FARGO OR ANY DATA INCLUDED THEREIN. WELLS FARGO MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE PREFERRED SECURITIES INDEX OR OTHER DATA SUPPLIED BY WELLS FARGO OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL WELLS FARGO HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. NYSE ARCA IS NOT AFFILIATED WITH THE ADVISER OR WELLS FARGO AND DOES NOT APPROVE, ENDORSE, REVIEW OR RECOMMEND WELLS FARGO, VAN ECK OR MARKET VECTORS PREFERRED SECURITIES EX FINANCIALS ETF.

Market Vectors Preferred Securities ex Financials ETF is based on the Wells Fargo® Hybrid and Preferred Securities ex Financials Index and the values of such Wells Fargo® Hybrid and Preferred Securities ex Financials Index are derived from sources deemed reliable, but NYSE Arca and its suppliers do not guarantee the correctness or completeness of the Wells Fargo® Hybrid and Preferred Securities ex Financials Index, its values or other information furnished in connection with the Wells Fargo® Hybrid and Preferred Securities ex Financials Index.

NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY ANY PERSON OR ENTITY FROM THE USE OF THE PREFERRED SECURITIES INDEX, TRADING BASED ON THE PREFERRED SECURITIES INDEX, OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE TRADING OF THE ADVISER’S PRODUCTS, OR FOR ANY OTHER USE. WELLS FARGO AND NYSE ARCA MAKE NO WARRANTIES, EXPRESS OR IMPLIED, AND HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE PREFERRED SECURITIES INDEX OR ANY DATA INCLUDED THEREIN.

APPENDIX A

VAN ECK GLOBAL PROXY VOTING POLICIES

Van Eck Global (the “Adviser”) has adopted the following policies and procedures which are reasonably designed to ensure that proxies are voted in a manner that is consistent with the best interests of its clients in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940. When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.

Rule 206(4)-6 also requires the Adviser to disclose information about the proxy voting procedures to its clients and to inform clients how to obtain information about how their proxies were voted. Additionally, Rule 204-2 under the Advisers Act requires the Adviser to maintain certain proxy voting records.

An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a “fraudulent, deceptive, or manipulative” act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.

The Adviser intends to vote all proxies in accordance with applicable rules and regulations, and in the best interests of clients without influence by real or apparent conflicts of interest. To assist in its responsibility for voting proxies and the overall voting process, the Adviser has engaged an independent third party proxy voting specialist, Glass Lewis & Co., LLC. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and recordkeeping.

Resolving Material Conflicts of Interest

When a material conflict of interest exists, proxies will be voted in the following manner:

1.	Strict adherence to the Glass Lewis guidelines , or

2.	The potential conflict will be disclosed to the client:

a.	with a request that the client vote the proxy,

b.	with a recommendation that the client engage another party to determine how the proxy should be voted or

c.	if the foregoing are not acceptable to the client, disclosure of how Van Eck intends to vote and a written consent to that vote by the client.

Any deviations from the foregoing voting mechanisms must be approved by the Chief Compliance Officer with a written explanation of the reason for the deviation.

A material conflict of interest means the existence of a business relationship between a portfolio company or an affiliate and the Adviser, any affiliate or subsidiary, or an “affiliated person” of a Van Eck mutual fund. Examples of when a material conflict of interest exists include a situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that is a significant selling agent of the Adviser’s products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser’s assets solicits proxies; the Adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.

Client Inquiries

All inquiries by clients as to how the Adviser has voted proxies must immediately be forwarded to Portfolio Administration.

Disclosure to Clients:

1.	Notification of Availability of Information

a.	Client Brochure - The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from the Adviser on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually. The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.

2.	Availability of Proxy Voting Information

a.	At the client’s request or if the information is not available on the Adviser’s website, a hard copy of the account’s proxy votes will be mailed to each client.

Recordkeeping Requirements

1.	Van Eck will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:

a.	proxy statements received;

b.	identifying number for the portfolio security;

c.	shareholder meeting date;

d.	brief identification of the matter voted on;

e.	whether the vote was cast on the matter;

f.	how the vote was cast (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

g.	records of written client requests for information on how the Adviser voted proxies on behalf of the client;

h.	a copy of written responses from the Adviser to any written or oral client request for information on how the Adviser voted proxies on behalf of the client; and any documents prepared by the Adviser that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared.

2.	Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.

3.	If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client’s best interest.

4.	Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of the Adviser. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.

Voting Foreign Proxies

At times the Adviser may determine that, in the best interests of its clients, a particular proxy should not be voted. This may occur, for example, when the cost of voting a foreign proxy (translation, transportation, etc.) would exceed the benefit of voting the proxy or voting the foreign proxy may cause an unacceptable limitation on the sale of the security. Any such instances will be documented by the Portfolio Manager and reviewed by the Chief Compliance Officer.

Securities Lending

Certain portfolios managed by the Adviser participate in securities lending programs to generate additional revenue. Proxy voting rights generally pass to the borrower when a security is on loan. The Adviser will use its best efforts to recall a security on loan and vote such securities if the Portfolio Manager determines that the proxy involves a material event.

Proxy Voting Policy

The Adviser has reviewed the Glass Lewis Proxy Guidelines (“Guidelines”) and has determined that the Guidelines are consistent with the Adviser’s proxy voting responsibilities and its fiduciary duty with respect to its clients. The Adviser will review any material amendments to the Guidelines.

While it is the Adviser’s policy to generally follow the Guidelines, the Adviser retains the right, on any specific proxy, to vote differently from the Guidelines, if the Adviser believes it is in the best interests of its clients. Any such exceptions will be documented by the Adviser and reviewed by the Chief Compliance Officer.

The portfolio manager or analyst covering the security is responsible for making proxy voting decisions. Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.

Proxy Paper Guidelines

2013 Proxy Season

An Overview of the Glass Lewis Approach to Proxy Advice United States

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I. OVERVIEW OF SIGNIFICANT UPDATES FOR 2013

Glass Lewis evaluates these guidelines on an ongoing basis and formally updates them on an annual basis. This year we’ve made noteworthy enhancements in the following areas, which are summarized below but discussed in greater detail throughout this document:

Board Responsiveness to a Significant Shareholder Vote

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We’ve included a general section clarifying our long-standing approach in this area. Glass Lewis believes that any time 25% or more of shareholders vote against the recommendation of management, the board should demonstrate some level of engagement and responsiveness to address the shareholder concerns.

The Role of a Committee Chairman

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We’ve included a general section explaining our analysis of the role of a committee chairman. Glass Lewis believes that a designated committee chairman maintains primary responsibility for the actions of his or her respective committee. As such, many of our committee-specific vote recommendations deal with the applicable committee chair rather than the entire committee (depending on the seriousness of the issue). However, in cases where we would ordinarily recommend voting against a committee chairman but the chair is not specified, we apply the following general rules, which apply throughout our guidelines:

○

If there is no committee chair, we recommend voting against the longest-serving committee member or, if the longest-serving committee member cannot be determined, the longest-serving board member serving on the committee (i.e. in either case, the “senior director”);

○ If there is no committee chair, but multiple senior directors serving on the committee, we recommend voting against both (or all) such senior directors.

Public Company Executives and Excessive Board Memberships

•

We typically recommend voting against a director who serves as an executive officer of any public company while serving on more than two other public company boards. However, we will not recommend voting against the director at the company where he or she serves as an executive officer, only at the other public companies where he or she serves on the board.

Equity-Based Compensation Plan Proposals

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We’ve added an item to our list of overarching principles on which we evaluate equity compensation plans, namely, that plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to “inverse” full-value award multipliers.

Exclusive Forum Provisions

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While our general approach to exclusive forum provisions remains unchanged—that we recommend that shareholders vote against any bylaw or charter amendment seeking to adopt such a provision—we further explain that in certain cases we may support such a provision if the company: (i) provides a compelling argument on why the provision would directly benefit shareholders; (ii) provides evidence of abuse of legal process in other, non-favored jurisdictions; and (iii) maintains a strong record of good corporate governance practices.

Real Estate Investment Trusts

• We’ve included a general section on REITs and our approach to evaluating preferred stock issuances at these firms.

Business Development Companies

• We’ve included a new section on our approach to analyzing business development companies and requests to sell shares at prices below Net Asset Value.

Note:

This year the Glass Lewis Guidelines on Shareholder Resolutions and Initiatives are released as a separate document.

II. A BOARD OF DIRECTORS THAT
SERVES THE INTERESTS OF SHAREHOLDERS

ELECTION OF DIRECTORS

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.

Independence

The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director’s service track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.

We look at each director nominee to examine the director’s relationships with the company, the company’s executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director’s decisions. We believe that such relationships make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.

Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:

Independent Director – An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years[1] before the inquiry are usually considered “current” for purposes of this test.

In our view, a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving

1 NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look-back period to directors who have previously served as executives of the company on an interim basis for less than one year.

in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her resignation or departure from the interim management position. Glass Lewis applies a three-year look-back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look-back.

Affiliated Director – An affiliated director has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.[2] This includes directors whose employers have a material financial relationship with the company.[3] In addition, we view a director who owns or controls 20% or more of the company’s voting stock as an affiliate.[4]

We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.

Definition of “Material”: A material relationship is one in which the dollar value exceeds:

•

$50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or

•	$120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm,

2 If a company classifies one of its non-employee directors as non-independent, Glass Lewis will classify that director as an affiliate.

3 We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of “material.”

[4] This includes a director who serves on a board as a representative (as part of his or her basic responsibilities) of an investment firm with greater than 20% ownership. However, while we will generally consider him/her to be affiliated, we will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.

investment bank, or consulting firm where the company pays the firm, not the individual, for services. This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;[5] and any aircraft and real estate dealings between the company and the director’s firm; or

•

1% of either company’s consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).[6]

Definition of “Familial”: Familial relationships include a person’s spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person’s home. A director is an affiliate if the director has a family member who is employed by the company and who receives compensation of $120,000 or more per year or the compensation is not disclosed.

Definition of “Company”: A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

Inside Director – An inside director simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director’s own best interests. Therefore, we will recommend voting against such a director.

Voting Recommendations on the Basis of Board Independence

5 We will generally take into consideration the size and nature of such charitable entities in relation to the company’s size and industry along with any other relevant factors such as the director’s role at the charity. However, unlike for other types of related party transactions, Glass Lewis generally does not apply a look-back period to affiliated relationships involving charitable contributions; if the relationship ceases, we will consider the director to be independent.

[6] This includes cases where a director is employed by, or closely affiliated with, a private equity firm that profits from an acquisition made by the company. Unless disclosure suggests otherwise, we presume the director is affiliated.

Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds independent. We note that each of the Business Roundtable, the Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically[7] recommend voting against some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold.

In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chairman’s presence.

In addition, we scrutinize avowedly “independent” chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.

Committee Independence

We believe that only independent directors should serve on a company’s audit, compensation, nominating, and governance committees. [8] We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.

Independent Chairman

Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chairman creates a better governance structure than a combined CEO/chairman position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals the board set. This is needlessly complicated

[7] With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the other affiliates or insiders who are up for election just to achieve two-thirds independence. However, we will consider recommending voting against the directors subject to our concern at their next election if the concerning issue is not resolved.

8 We will recommend voting against an audit committee member who owns 20% or more of the company’s stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees.

when a CEO chairs the board, since a CEO/chairman presumably will have a significant influence over the board.

It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chairman controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.

A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives. Failure to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence.

Likewise, an independent chairman can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

Further, it is the board’s responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.

Glass Lewis believes that the installation of an independent chairman is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent chairman fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management. Encouragingly, many companies appear to be moving in this direction—one study even indicates that less than 12 percent of incoming CEOs in 2009 were awarded the chairman title, versus 48 percent as recently as 2002.[9] Another study finds that 41 percent of S&P 500 boards now separate the CEO and chairman roles, up from 26 percent in 2001, although the same study found that of those companies, only 21 percent have truly

[9] Ken Favaro, Per-Ola Karlsson and Gary Neilson. “CEO Succession 2000-2009: A Decade of Convergence and Compression.” Booz & Company (from Strategy+Business, Issue 59, Summer 2010).

independent chairs..[10]

We do not recommend that shareholders vote against CEOs who chair the board. However, we typically encourage our clients to support separating the roles of chairman and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.

Performance

The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.

Voting Recommendations on the Basis of Performance

We disfavor directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:

1. A director who fails to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate.[11]

2. A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (we look at these late filing situations on a case-by-case basis).

3. A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.

4. A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).

5. All directors who served on the board if, for the last three years, the

[10] Spencer Stuart Board Index, 2011, p. 6.

[11] However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

company’s performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

Board Responsiveness to a Significant Shareholder Vote

Glass Lewis believes that any time 25% or more of shareholders vote against the recommendation of management, the board should demonstrate some level of engagement and responsiveness to address the shareholder concerns. These include instances when 25% or more of shareholders (excluding abstentions and broker non-votes): WITHOLD votes from (or vote AGAINST) a director nominee, vote AGAINST a management-sponsored proposal, or vote FOR a shareholder proposal. In our view, a 25% threshold is significant enough to warrant a close examination of the underlying issues and an evaluation of whether or not the board responded appropriately following the vote. While the 25% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal (e.g. to recommend against a director nominee, against a say-on-pay proposal, etc.), it will bolster our argument to vote against management’s recommendation in the event we determine that the board did not respond appropriately.

As a general framework, our evaluation of board responsiveness involves a review of publicly available disclosures (e.g. the proxy statement, annual report, 8-Ks, company website, etc.) released following the date of the company’s last annual meeting up through the publication date of our most current Proxy Paper. Depending on the specific issue, our focus typically includes, but is not limited to, the following:

•	At the board level, any changes in directorships, committee memberships, disclosure of related party transactions, meeting attendance, or other responsibilities.

•	Any revisions made to the company’s articles of incorporation, bylaws or other governance documents.

•	Any press or news releases indicating changes in, or the adoption of, new company policies, business practices or special reports.

•	Any modifications made to the design and structure of the company’s compensation program.

Our Proxy Paper analysis will include a case-by-case assessment of the specific elements of board responsiveness that we examined along with an explanation of how that assessment impacts our current vote recommendations.

The Role of a Committee Chairman

Glass Lewis believes that a designated committee chairman maintains primary responsibility for the actions of his or her respective committee. As such, many of our committee-specific vote recommendations deal with the applicable committee chair rather than the entire committee (depending on the seriousness of the issue). However, in cases where we would ordinarily recommend voting against a committee chairman but the chair is not specified, we apply the following general rules, which apply throughout our guidelines:

• If there is no committee chair, we recommend voting against the longest-serving committee member or, if the longest-serving committee member cannot be determined, the longest-serving board member serving on the committee (i.e. in either case, the “senior director”);

• If there is no committee chair, but multiple senior directors serving on the committee, we recommend voting against both (or all) such senior directors.

In our view, companies should provide clear disclosure of which director is charged with overseeing each committee. So in cases where that simple framework is ignored and a reasonable analysis cannot determine which committee member is the designated leader, we believe shareholder action against the longest serving committee member(s) is warranted. Again, this only applies if we would ordinarily recommend voting against the committee chair but there is either no such position or no designated director in such role.

On the contrary, in cases where there is a designated committee chair and the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

Audit Committees and Performance

Audit committees play an integral role in overseeing the financial reporting process because “[v]ibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit committees play in the process of producing financial information has never been more important.”[12]

When assessing an audit committee’s performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:

A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting – the full board including the audit committee, financial management including the internal auditors, and the outside auditors – form a ‘three legged stool’ that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be ‘first among equals’ in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.

Standards for Assessing the Audit Committee

For an audit committee to function effectively on investors’ behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said “members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.”[13]

We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller or similar experience. While we will not necessarily vote against members of an audit committee when such expertise is lacking, we are more likely to vote against committee members when a problem such as a

[12] Audit Committee Effectiveness – What Works Best.” PricewaterhouseCoopers. The Institute of Internal Auditors Research Foundation. 2005.

[13] Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

restatement occurs and such expertise is lacking.

Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.

When assessing the decisions and actions of the audit committee, we typically defer to its judgment and would vote in favor of its members, but we would recommend voting against the following members under the following circumstances:[14]

1. All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.

2. The audit committee chair, if the audit committee does not have a financial expert or the committee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.

3. The audit committee chair, if the audit committee did not meet at least 4 times during the year.

4. The audit committee chair, if the committee has less than three members.

5. Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.[15]

14 As discussed under the section labeled “Committee Chairman,” where the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

[15] Glass Lewis may exempt certain audit committee members from the above threshold if, upon further analysis of relevant factors such as the director’s experience, the size, industry-mix and location of the

6. All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.

7. The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).

8. All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are now prohibited by the Public Company Accounting Oversight Board (“PCAOB”).

9. All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.

10. All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.

11. The audit committee chair[16] if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.

12. All members of an audit committee where the auditor has resigned and reported that a section 10A17 letter has been issued.

13. All members of an audit committee at a time when material accounting companies involved and the director’s attendance at all the companies, we can reasonably determine that the audit committee member is likely not hindered by multiple audit committee commitments.

16 As discussed under the section labeled “Committee Chairman,” in all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest.

[17] Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.

fraud occurred at the company.[18]

14. All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:

• The restatement involves fraud or manipulation by insiders;

• The restatement is accompanied by an SEC inquiry or investigation;

• The restatement involves revenue recognition;

• The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or

• The restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.

15. All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last 5 quarters.

16. All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).

17. All members of an audit committee when the company has aggressive accounting policies and/or poor disclosure or lack of sufficient transparency in its financial statements.

18. All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed (e.g. the company receives an adverse opinion on its financial statements from the auditor)

19. All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.[19]

[18] Recent research indicates that revenue fraud now accounts for over 60% of SEC fraud cases, and that companies that engage in fraud experience significant negative abnormal stock price declines—facing bankruptcy, delisting, and material asset sales at much higher rates than do non-fraud firms (Committee of Sponsoring Organizations of the Treadway Commission. “Fraudulent Financial Reporting: 1998-2007.” May 2010).

[19] The Council of Institutional Investors. “Corporate Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of Institutional Investors to the AICPA,” November 8, 2006.

20. All members of the audit committee who served since the date of the company’s last annual meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.

We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.

Compensation Committee Performance

Compensation committees have the final say in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business’s long-term shareholders returns.

Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.

Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. Lax controls can and have contributed to conflicting information being obtained, for example through the use of nonobjective consultants. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.

Central to understanding the actions of a compensation committee is a careful review of the Compensation Discussion and Analysis (CD&A) report included in each company’s proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as advisory votes on executive compensation, which allow shareholders to vote on the compensation paid to a company’s top executives.

When assessing the performance of compensation committees, we will recommend voting against for the following:[20]

1. All members of the compensation committee who are up for election and served at the time of poor pay-for-performance (e.g., a company receives an F grade in our pay-for-performance analysis) when shareholders are not provided with an advisory vote on executive compensation at the annual meeting.[21]

2. Any member of the compensation committee who has served on the compensation committee of at least two other public companies that received F grades in our pay-for-performance model and who is also suspect at the company in question.

20 As discussed under the section labeled “Committee Chairman,” where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

[21] Where there are multiple CEOs in one year, we will consider not recommending against the compensation committee but will defer judgment on compensation policies and practices until the next year or a full year after arrival of the new CEO. In addition, if a company provides shareholders with a say-on-pay proposal and receives an F grade in our pay-for-performance model, we will recommend that shareholders only vote against the say-on-pay proposal rather than the members of the compensation committee, unless the company exhibits egregious practices. However, if the company receives successive F grades, we will then recommend against the members of the compensation committee in addition to recommending voting against the say-on-pay proposal.

3. The compensation committee chair if the company received two D grades in consecutive years in our pay-for-performance analysis, and if during the past year the Company performed the same as or worse than its peers.[22]

4. All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.

5. All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.

6. All members of the compensation committee if excessive employee perquisites and benefits were allowed.

7. The compensation committee chair if the compensation committee did not meet during the year, but should have (e.g., because executive compensation was restructured or a new executive was hired).

8. All members of the compensation committee when the company repriced options or completed a “self tender offer” without shareholder approval within the past two years.

9. All members of the compensation committee when vesting of in-the-money options is accelerated or when fully vested options are granted.

10. All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.

11. All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.

12. All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision

22 In cases where the company received two D grades in consecutive years, but during the past year the company performed better than its peers or improved from an F to a D grade year over year, we refrain from recommending to vote against the compensation chair. In addition, if a company provides shareholders with a say-on-pay proposal in this instance, we will consider voting against the advisory vote rather than the compensation committee chair unless the company exhibits unquestionably egregious practices.

and the company had a material restatement, especially if the restatement was due to fraud.

13. The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

14. All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.[23]

15. All members of a compensation committee during whose tenure the committee failed to address shareholder concerns following majority shareholder rejection of the say-on-pay proposal in the previous year. Where the proposal was approved but there was a significant shareholder vote (i.e., greater than 25% of votes cast) against the say-on-pay proposal in the prior year, if there is no evidence that the board responded accordingly to the vote including actively engaging shareholders on this issue, we will also consider recommending voting against the chairman of the compensation committee or all members of the compensation committee, depending on the severity and history of the compensation problems and the level of vote against.

Nominating and Governance Committee Performance

The nominating and governance committee, as an agency for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the board is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to

23 In all other instances (i.e. a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.

implement shareholder proposals that have received a majority vote.

Consistent with Glass Lewis’ philosophy that boards should have diverse backgrounds and members with a breadth and depth of relevant experience, we believe that nominating and governance committees should consider diversity when making director nominations within the context of each specific company and its industry. In our view, shareholders are best served when boards make an effort to ensure a constituency that is not only reasonably diverse on the basis of age, race, gender and ethnicity, but also on the basis of geographic knowledge, industry experience and culture.

Regarding the nominating and or governance committee, we will recommend voting against the following:[24]

1. All members of the governance committee[25] during whose tenure the board failed to implement a shareholder proposal with a direct and substantial impact on shareholders and their rights - i.e., where the proposal received enough shareholder votes (at least a majority) to allow the board to implement or begin to implement that proposal.[26] Examples of these types of shareholder proposals are majority vote to elect directors and to declassify the board.

2. The governance committee chair,[27] when the chairman is not independent

24 As discussed in the guidelines section labeled “Committee Chairman,” where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

25 If the board does not have a governance committee (or a committee that serves such a purpose), we recommend voting against the entire board on this basis.

[26] Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee.

27 As discussed in the guidelines section labeled “Committee Chairman,” if the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee.

and an independent lead or presiding director has not been appointed.[28]

3. In the absence of a nominating committee, the governance committee chair when there are less than five or the whole nominating committee when there are more than 20 members on the board.

4. The governance committee chair, when the committee fails to meet at all during the year.

5. The governance committee chair, when for two consecutive years the company provides what we consider to be “inadequate” related party transaction disclosure (i.e. the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing an average shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock-exchange listing requirements).

6. The governance committee chair, when during the past year the board adopted a forum selection clause (i.e. an exclusive forum provision)[29] without shareholder approval, or, if the board is currently seeking shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal.

Regarding the nominating committee, we will recommend voting against the following:[30]

1. All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to

28 We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against as if there were no lead or presiding director.

29 A forum selection clause is a bylaw provision stipulating that a certain state, typically Delaware, shall be the exclusive forum for all intra-corporate disputes (e.g. shareholder derivative actions, assertions of claims of a breach of fiduciary duty, etc.). Such a clause effectively limits a shareholder’s legal remedy regarding appropriate choice of venue and related relief offered under that state’s laws and rulings.

30 As discussed in the guidelines section labeled “Committee Chairman,” where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

represent shareholder interests.

2. The nominating committee chair, if the nominating committee did not meet during the year, but should have (i.e., because new directors were nominated or appointed since the time of the last annual meeting).

3. In the absence of a governance committee, the nominating committee chair[31] when the chairman is not independent, and an independent lead or presiding director has not been appointed.[32]

4. The nominating committee chair, when there are less than five or the whole nominating committee when there are more than 20 members on the board.[33]

5. The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.[34]

Board-level Risk Management Oversight

Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain

31 As discussed under the section labeled “Committee Chairman,” if the committee chair is not specified, we will recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member on the committee.

32 In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis, unless if the chairman also serves as the CEO, in which case we will recommend voting against the director who has served on the board the longest.

33 In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis, unless if the chairman also serves as the CEO, in which case we will recommend voting against the director who has served on the board the longest.

[34] Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the validity of the issue(s) that initially raised shareholder concern, follow-up on such matters, and only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate. In rare cases, we will consider recommending against the nominating chair when a director receives a substantial (i.e., 25% or more) vote against based on the same analysis.

significant exposure to financial risk. We believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firms have significant hedging or trading strategies, including financial and non-financial derivatives, those firms should also have a chief risk officer and a risk committee.

Our views on risk oversight are consistent with those expressed by various regulatory bodies. In its December 2009 Final Rule release on Proxy Disclosure Enhancements, the SEC noted that risk oversight is a key competence of the board and that additional disclosures would improve investor and shareholder understanding of the role of the board in the organization’s risk management practices. The final rules, which became effective on February 28, 2010, now explicitly require companies and mutual funds to describe (while allowing for some degree of flexibility) the board’s role in the oversight of risk.

When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company’s board-level risk committee contributed to the loss through poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise)[35], we will consider recommending to vote against the chairman of the board on that basis. However, we generally would not recommend voting against a combined chairman/CEO except in egregious cases.

Experience

We find that a director’s past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred appearing at companies that follow these same patterns. Glass Lewis has a proprietary database of directors serving at over 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.

35 A committee responsible for risk management could be a dedicated risk committee, or another board committee, usually the audit committee but occasionally the finance committee, depending on a given company’s board structure and method of disclosure. At some companies, the entire board is charged with risk management.

Voting Recommendations on the Basis of Director Experience

We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, overcompensation, audit- or accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders.[36]

Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.

Other Considerations

In addition to the three key characteristics – independence, performance, experience – that we use to evaluate board members, we consider conflict-of-interest issues as well as the size of the board of directors when making voting recommendations.

Conflicts of Interest

We believe board members should be wholly free of identifiable and substantial conflicts of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of affiliated or inside directors:

1. A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Because of the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.

2. A director who is on an excessive number of boards: We will typically recommend voting against a director who serves as an executive officer of any public company while serving on more than two other public company boards and any other director who serves on more than six public company boards typically receives an against recommendation from Glass Lewis. [37]

36 We typically apply a three-year look-back to such issues and also research to see whether the responsible directors have been up for election since the time of the failure, and if so, we take into account the percentage of support they received from shareholders.

[37] Glass Lewis will not recommend voting against the director at the company where he or she serves as an executive officer, only at the other public companies where he or she serves on the board.

Academic literature suggests that one board takes up approximately 200 hours per year of each member’s time. We believe this limits the number of boards on which directors can effectively serve, especially executives at other companies.[38] Further, we note a recent study has shown that the average number of outside board seats held by CEOs of S&P 500 companies is 0.6, down from 0.8 in 2006 and 1.2 in 2001.[39]

3. A director, or a director who has an immediate family member, providing material consulting or other material professional services to the company: These services may include legal, consulting, or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors.

4. A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000: Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.

5. Interlocking directorships: CEOs or other top executives who serve on each other’s boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.[40]

[38] Our guidelines are similar to the standards set forth by the NACD in its “Report of the NACD Blue Ribbon Commission on Director Professionalism,” 2001 Edition, pp. 14-15 (also cited approvingly by the Conference Board in its “Corporate Governance Best Practices: A Blueprint for the Post-Enron Era,” 2002, p. 17), which suggested that CEOs should not serve on more than 2 additional boards, persons with full-time work should not serve on more than 4 additional boards, and others should not serve on more than six boards.

[39] Spencer Stuart Board Index, 2011, p. 8.

40 We do not apply a look-back period for this situation. The interlock policy applies to both public and private companies. We will also evaluate multiple board interlocks among non-insiders (i.e. multiple directors serving on the same boards at other companies), for evidence of a pattern of poor oversight.

6. All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.[41] In the event a board is classified and shareholders are therefore unable to vote against all directors, we will recommend voting against the remaining directors the next year they are up for a shareholder vote.

Size of the Board of Directors

While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.

To that end, we typically recommend voting against the chairman of the nominating committee at a board with fewer than five directors. With boards consisting of more than 20 directors, we typically recommend voting against all members of the nominating committee (or the governance committee, in the absence of a nominating committee).[42]

Controlled Companies

Controlled companies present an exception to our independence recommendations. The board’s function is to protect shareholder interests; however, when an individual or entity owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.

Independence Exceptions

[41] Refer to Section V. Governance Structure and the Shareholder Franchise for further discussion of our policies regarding anti-takeover measures, including poison pills.

[42] The Conference Board, at p. 23 in its May 2003 report “Corporate Governance Best Practices, Id.,” quotes one of its roundtable participants as stating, “[w]hen you’ve got a 20 or 30 person corporate board, it’s one way of assuring that nothing is ever going to happen that the CEO doesn’t want to happen.”

The independence exceptions that we make for controlled companies are as follows:

1. We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.

2. The compensation committee and nominating and governance committees do not need to consist solely of independent directors.

a. We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company’s shareholder base makes such committees weak and irrelevant.

b. Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives’ pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company’s compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.

3. Controlled companies do not need an independent chairman or an independent lead or presiding director. Although an independent director in a position of authority on the board – such as chairman or presiding director – can best carry out the board’s duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

Size of the Board of Directors

We have no board size requirements for controlled companies.

Audit Committee Independence

We believe that audit committees should consist solely of independent directors.

Regardless of a company’s controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.

Unofficially Controlled Companies and 20-50% Beneficial Owners

Where an individual or entity owns more than 50% of a company’s voting power but the company is not a “controlled” company as defined by relevant listing standards, we apply a lower independence requirement of a majority of the board but believe the company should otherwise be treated like another public company; we will therefore apply all other standards as outlined above.

Similarly, where an individual or entity holds between 20-50% of a company’s voting power, but the company is not “controlled” and there is not a “majority” owner, we believe it is reasonable to allow proportional representation on the board and committees (excluding the audit committee) based on the individual or entity’s percentage of ownership.

Exceptions for Recent IPOs

We believe companies that have recently completed an initial public offering (“IPO”) should be allowed adequate time to fully comply with marketplace listing requirements as well as to meet basic corporate governance standards. We believe a one-year grace period immediately following the date of a company’s IPO is sufficient time for most companies to comply with all relevant regulatory requirements and to meet such corporate governance standards. Except in egregious cases, Glass Lewis refrains from issuing voting recommendations on the basis of corporate governance best practices (eg. board independence, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO.

However, two specific cases warrant strong shareholder action against the board of a company that completed an IPO within the past year:

1.

Adoption of a poison pill: in cases where a board implements a poison pill preceding an IPO, we will consider voting against the members of the board who served during the period of the poison pill’s adoption if the board (i) did not also commit to submit the poison pill to a shareholder vote within 12 months of the IPO or (ii) did not provide a sound rationale for adopting the pill and the pill does not expire in three years or less. In our view, adopting such an anti-takeover device unfairly penalizes future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest. This notion is strengthened when a board adopts a poison pill with a 5-10 year life immediately prior to having a public shareholder base so as to insulate management for a substantial amount of time while postponing and/or avoiding allowing public shareholders the ability to vote on the pill’s adoption. Such instances are indicative of boards that may subvert shareholders’ best interests following their IPO.

2.

Adoption of an exclusive forum provision: consistent with our general approach to boards that adopt exclusive forum provisions without shareholder approval (refer to our discussion of nominating and governance committee performance in Section I of the guidelines), in cases where a board adopts such a provision for inclusion in a company’s charter or bylaws before the company’s IPO, we will recommend voting against the chairman of the governance committee, or, in the absence of such a committee, the chairman of the board, who served during the period of time when the provision was adopted.

Further, shareholders should also be wary of companies in this category that adopt supermajority voting requirements before their IPO. Absent explicit provisions in the articles or bylaws stipulating that certain policies will be phased out over a certain period of time (e.g. a predetermined declassification of the board, a planned separation of the chairman and CEO, etc.) long-term shareholders could find themselves in the predicament of having to attain a supermajority vote to approve future proposals seeking to eliminate such policies.

Mutual Fund Boards

Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund’s adviser are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.

The following mutual fund policies are similar to the policies for regular public companies:

1. Size of the board of directors: The board should be made up of between five and twenty directors.

2. The CFO on the board: Neither the CFO of the fund nor the CFO of the fund’s registered investment adviser should serve on the board.

3. Independence of the audit committee: The audit committee should consist solely of independent directors.

4. Audit committee financial expert: At least one member of the audit committee should be designated as the audit committee financial expert.

The following differences from regular public companies apply at mutual funds:

1. Independence of the board: We believe that three-fourths of an investment company’s board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into “proposed rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.

2. When the auditor is not up for ratification: We do not recommend voting against the audit committee if the auditor is not up for ratification because, due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.

3. Non-independent chairman: The SEC has proposed that the chairman of the fund board be independent. We agree that the roles of a mutual fund’s chairman and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chairman of an investment company’s nominating committee as well as the chairman of the board if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chairman and we agree with them that “an independent board chairman would be better able to create conditions favoring the long-term interests of fund shareholders than would a chairman who is an executive of the adviser.” (See the comment letter sent to the SEC in support of the proposed rule at http://sec.gov/rules/proposed/s70304/s70304-179.pdf)

4. Multiple funds overseen by the same director: Unlike service on a public company board, mutual fund boards require much less of a time commitment. Mutual fund directors typically serve on dozens of other mutual fund boards, often within the same fund complex. The Investment Company Institute’s (“ICI”) Overview of Fund Governance Practices, 1994-2010, indicates that the average number of funds served by an independent director in 2010 was 49. Absent evidence that a specific director is hindered from being an effective board member at a fund due to service on other funds’ boards, we refrain from maintaining a cap on the number of outside mutual fund boards that we believe a director can serve on.

DECLASSIFIED BOARDS

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.

Empirical studies have shown: (i) companies with staggered boards reduce a firm’s value; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.

In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Research shows that shareholders are worse off when a staggered board blocks a transaction. A study by a group of Harvard Law professors concluded that companies whose staggered boards prevented a takeover “reduced shareholder returns for targets... on the order of eight to ten percent in the nine months after a hostile bid was announced.”43 When a staggered board negotiates a friendly transaction, no statistically significant difference in premiums occurs. 44 Further, one of those same professors found that charter-based staggered boards “reduce the market value of a firm by 4% to 6% of its market capitalization” and that “staggered boards bring about and not merely reflect this reduction in market value.”45 A subsequent study reaffirmed that classified boards reduce shareholder value, finding “that the ongoing process of dismantling staggered boards, encouraged by institutional investors, could well contribute to increasing shareholder wealth.”46

[43] Lucian Bebchuk, John Coates IV, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants,” 55 Stanford Law Review 885-917 (2002), page 1.

44 Id. at 2 (“Examining a sample of seventy-three negotiated transactions from 2000 to 2002, we find no systematic benefits in terms of higher premia to boards that have [staggered structures].”).

[45] Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004).

[46] Lucian Bebchuk, Alma Cohen and Charles C.Y. Wang, “Staggered Boards and the Wealth of

Shareholders have increasingly come to agree with this view. In 2011 more than 75% of S&P 500 companies had declassified boards, up from approximately 41% a decade ago. 47 Clearly, more shareholders have supported the repeal of classified boards. Resolutions relating to the repeal of staggered boards garnered on average over 70% support among shareholders in 2008, whereas in 1987, only 16.4% of votes cast favored board declassification.48

Given the empirical evidence suggesting staggered boards reduce a company’s value and the increasing shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

MANDATORY DIRECTOR TERM AND AGE LIMITS

Glass Lewis believes that director age and term limits typically are not in shareholders’ best interests. Too often age and term limits are used by boards as a crutch to remove board members who have served for an extended period of time. When used in that fashion, they are indicative of a board that has a difficult time making “tough decisions.”

Academic literature suggests that there is no evidence of a correlation between either length of tenure or age and director performance. On occasion, term limits can be used as a means to remove a director for boards that are unwilling to police their membership and to enforce turnover. Some shareholders support term limits as a way to force change when boards are unwilling to do so.

While we understand that age limits can be a way to force change where boards are unwilling to make changes on their own, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. Further, age limits unfairly imply that older (or, in rare cases, younger) directors cannot contribute to company oversight.

In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. However, we support periodic director rotation to ensure a fresh perspective in the boardroom and the generation of new ideas and business strategies. We believe the board should implement such rotation instead of relying on arbitrary limits. When necessary, shareholders can address the

Shareholders:
Evidence from a Natural Experiment,” SSRN: http://ssrn.com/abstract=1706806 (2010), p. 26.

[47] Spencer Stuart Board Index, 2011, p. 14

[48] Lucian Bebchuk, John Coates IV and Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Theory, Evidence, and Policy,” 54 Stanford Law Review 887-951 (2002).

issue of director rotation through director elections.

We believe that shareholders are better off monitoring the board’s approach to corporate governance and the board’s stewardship of company performance rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders.

However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction like a merger.

REQUIRING TWO OR MORE NOMINEES PER BOARD SEAT

In an attempt to address lack of access to the ballot, shareholders sometimes propose that the board give shareholders a choice of directors for each open board seat in every election. However, we feel that policies requiring a selection of multiple nominees for each board seat would discourage prospective directors from accepting nominations. A prospective director could not be confident either that he or she is the board’s clear choice or that he or she would be elected. Therefore, Glass Lewis generally will vote against such proposals.

PROXY ACCESS

Proxy Access has garnered significant attention in recent years. As in 2012, we expect to see a number of shareholder proposals regarding this topic in 2013 and perhaps even some companies unilaterally adopting some elements of proxy access. However, considering the uncertainty in this area and the inherent case-by-case nature of those situations, we refrain from establishing any specific parameters at this time.

For a discussion of recent regulatory events in this area, along with a detailed overview of the Glass Lewis approach to Shareholder Proposals regarding Proxy Access, refer to Glass Lewis’ Guidelines on Shareholder Resolutions and Initiatives.

MAJORITY VOTE FOR THE ELECTION OF DIRECTORS

In stark contrast to the failure of shareholder access to gain acceptance, majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.

While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.

During the first half of 2012, Glass Lewis tracked over 35 shareholder proposals seeking to require a majority vote to elect directors at annual meetings in the U.S., roughly on par with what we reviewed in each of the past several years, but a sharp contrast to the 147 proposals tracked during all of 2006. The large drop in the number of proposals being submitted in recent years compared to 2006 is a result of many companies having already adopted some form of majority voting, including approximately 79% of companies in the S&P 500 index, up from 56% in 2008.49 During 2012 these proposals received on average 61.2% shareholder support (based on for and against votes), up from 54% in 2008.

The plurality vote standard

Today, most US companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including himself, if the director is a shareholder), that nominee “wins” the election and assumes a seat on the board. The common concern among companies with a plurality voting standard was the possibility that one or more directors would not receive a majority of votes, resulting in “failed elections.” This was of particular concern during the 1980s, an era of frequent takeovers and contests for control of companies.

Advantages of a majority vote standard

If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

We believe that a majority vote standard will likely lead to more attentive directors. Occasional use of this power will likely prevent the election of directors with a record of ignoring shareholder interests in favor of other interests that conflict with those of investors. Glass Lewis will generally support proposals calling for the election of directors by a majority vote except for use in contested director elections.

In response to the high level of support majority voting has garnered, many companies

[49] Spencer Stuart Board Index, 2011, p. 14

have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (e.g., Ashland Inc.) to actually requiring a majority vote of outstanding shares to elect directors (e.g., Intel).

We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director’s replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

III. TRANSPARENCY AND
INTEGRITY OF FINANCIAL REPORTING

AUDITOR RATIFICATION

The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company’s fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:

“The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence.”

As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and the public’s interests. Almost without exception, shareholders should be able to annually review an auditor’s performance and to annually ratify a board’s auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that “to further enhance audit committee oversight and auditor accountability... disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement.”50

On August 16, 2011, the PCAOB issued a Concept Release seeking public comment on ways that auditor independence, objectivity and professional skepticism could be enhanced, with a specific emphasis on mandatory audit firm rotation. The PCAOB convened several public roundtable meeting during 2012 to further discuss such matters. Glass Lewis believes auditor rotation can ensure both the independence of the auditor and the integrity of the audit; we will typically recommend supporting proposals to require auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years) particularly at companies with a history of accounting problems.

Voting Recommendations on Auditor Ratification

We generally support management’s choice of auditor except when we believe the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chairman. When there have been material restatements of annual financial statements or material weakness in internal controls, we usually recommend voting against the entire audit committee.

Reasons why we may not recommend ratification of an auditor include:

1. When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.

2. Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.[51]

[50] “Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.” p. VIII:20, October 6, 2008.

51 An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the

3. When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.

4. When audit fees are excessively low, especially when compared with other companies in the same industry.

5. When the company has aggressive accounting policies.

6. When the company has poor disclosure or lack of transparency in its financial statements.

7. Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures without adequate justification.

8. We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.

PENSION ACCOUNTING ISSUES

A pension accounting question often raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.

Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company’s performance.

IV. THE LINK BETWEEN
COMPENSATION AND PERFORMANCE

Glass Lewis carefully reviews the compensation awarded to senior executives, as we believe that this is an important area in which the board’s priorities are revealed. Glass misstatement is clear from a reading of the incorrect financial statements.

Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. We believe the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to base salary.

Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. We recognize performance metrics must necessarily vary depending on the company and industry, among other factors, and may include items such as total shareholder return, earning per share growth, return on equity, return on assets and revenue growth. However, we believe companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.

Moreover, it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) required most companies52 to hold an advisory vote on executive compensation at the first shareholder meeting that occurs six months after enactment of the bill (January 21, 2011).

This practice of allowing shareholders a non-binding vote on a company’s compensation report is standard practice in many non-US countries, and has been a requirement for most companies in the United Kingdom since 2003 and in Australia since 2005. Although Say-on-Pay proposals are non-binding, a high level of “against” or “abstain” votes indicate substantial shareholder concern about a company’s compensation policies and procedures.

[52] Small reporting companies (as defined by the SEC as below $75,000,000 in market capitalization) received a two-year reprieve and will only be subject to say-on-pay requirements beginning at meetings held on or after January 21, 2013.

Given the complexity of most companies’ compensation programs, Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. We review each company’s compensation on a case-by-case basis, recognizing that each company must be examined in the context of industry, size, maturity, performance, financial condition, its historic pay for performance practices, and any other relevant internal or external factors.

We believe that each company should design and apply specific compensation policies and practices that are appropriate to the circumstances of the company and, in particular, will attract and retain competent executives and other staff, while motivating them to grow the company’s long-term shareholder value.

Where we find those specific policies and practices serve to reasonably align compensation with performance, and such practices are adequately disclosed, Glass Lewis will recommend supporting the company’s approach. If, however, those specific policies and practices fail to demonstrably link compensation with performance, Glass Lewis will generally recommend voting against the say-on-pay proposal.

Glass Lewis focuses on four main areas when reviewing Say-on-Pay proposals:

• The overall design and structure of the Company’s executive compensation program including performance metrics;

• The quality and content of the Company’s disclosure;

• The quantum paid to executives; and

• The link between compensation and performance as indicated by the Company’s current and past pay-for-performance grades

We also review any significant changes or modifications, and rationale for such changes, made to the Company’s compensation structure or award amounts, including base salaries.

Say-on-Pay Voting Recommendations

In cases where we find deficiencies in a company’s compensation program’s design, implementation or management, we will recommend that shareholders vote against the Say-on-Pay proposal. Generally such instances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay for performance grades), unclear or questionable disclosure regarding the overall compensation structure (e.g., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (e.g., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.

Although not an exhaustive list, the following issues when weighed together may cause Glass Lewis to recommend voting against a say-on-pay vote:

• Inappropriate peer group and/or benchmarking issues

• Inadequate or no rationale for changes to peer groups

• Egregious or excessive bonuses, equity awards or severance payments, including golden handshakes and golden parachutes

• Guaranteed bonuses

•Targeting overall levels of compensation at higher than median without adequate justification

• Bonus or long-term plan targets set at less than mean or negative performance levels

• Performance targets not sufficiently challenging, and/or providing for high potential payouts

• Performance targets lowered, without justification

• Discretionary bonuses paid when short- or long-term incentive plan targets were not met

• Executive pay high relative to peers not justified by outstanding company performance

• The terms of the long-term incentive plans are inappropriate (please see “Long-Term Incentives” below)

In the instance that a company has simply failed to provide sufficient disclosure of its policies, we may recommend shareholders vote against this proposal solely on this basis, regardless of the appropriateness of compensation levels.

Additional Scrutiny for Companies with Significant Opposition in 2012

At companies that received a significant shareholder vote (anything greater than 25%) against their say on pay proposal in 2012, we believe the board should demonstrate some level of engagement and responsiveness to the shareholder concerns behind the discontent. While we recognize that sweeping changes cannot be made to a compensation program without due consideration and that a majority of shareholders voted in favor of the proposal, we will look for disclosure in the proxy statement and other publicly-disclosed filings that indicates the compensation committee is responding to the prior year’s vote results including engaging with large shareholders to identify the concerns causing the substantial vote against. In the absence of any evidence that the board is actively engaging shareholders on this issue and responding accordingly, we will recommend holding compensation committee members accountable for a failure to respond in consideration of the level of the vote against and the severity and history of the compensation problems.

Where we identify egregious compensation practices, we may also recommend voting against the compensation committee based on the practices or actions of its members during the year, such as approving large one-off payments, the inappropriate, unjustified use of discretion, or sustained poor pay for performance practices.

Short-Term Incentives

A short-term bonus or incentive (“STI”) should be demonstrably tied to performance. Whenever possible, we believe a mix of corporate and individual performance measures is appropriate. We would normally expect performance measures for STIs to be based on internal financial measures such as net profit after tax, EPS growth and divisional profitability as well as non-financial factors such as those related to safety, environmental issues, and customer satisfaction. However, we accept variations from these metrics if they are tied to the Company’s business drivers.

Further, the target and potential maximum awards that can be achieved under STI awards should be disclosed. Shareholders should expect stretching performance targets for the maximum award to be achieved. Any increase in the potential maximum award should be clearly justified to shareholders.

Glass Lewis recognizes that disclosure of some measures may include commercially confidential information. Therefore, we believe it may be reasonable to exclude such information in some cases as long as the company provides sufficient justification for non-disclosure. However, where a short-term bonus has been paid, companies should disclose the extent to which performance has been achieved against relevant targets, including disclosure of the actual target achieved.

Where management has received significant STIs but short-term performance as measured by such indicators as increase in profit and/or EPS growth over the previous year prima facie appears to be poor or negative, we believe the company should provide a clear explanation why these significant short-term payments were made.

Long-Term Incentives

Glass Lewis recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an executive’s pay to company performance, thereby aligning their interests with those of shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees.

There are certain elements that Glass Lewis believes are common to most well-structured long-term incentive (“LTI”) plans. These include:

• No re-testing or lowering of performance conditions

• Performance metrics that cannot be easily manipulated by management

• Two or more performance metrics

• At least one relative performance metric that compares the company’s performance to a relevant peer group or index

• Performance periods of at least three years

• Stretching metrics that incentivize executives to strive for outstanding performance

• Individual limits expressed as a percentage of base salary

Performance measures should be carefully selected and should relate to the specific business/industry in which the company operates and, especially, the key value drivers of the company’s business.

Glass Lewis believes that measuring a company’s performance with multiple metrics serves to provide a more complete picture of the company’s performance than a single metric, which may focus too much management attention on a single target and is therefore more susceptible to manipulation. External benchmarks should be disclosed and transparent, such as total shareholder return (“TSR”) against a well-selected sector index, peer group or other performance hurdle. The rationale behind the selection of a specific index or peer group should be disclosed. Internal benchmarks (e.g. earnings per share growth) should also be disclosed and transparent, unless a cogent case for confidentiality is made and fully explained.

We also believe shareholders should evaluate the relative success of a company’s compensation programs, particularly existing equity-based incentive plans, in linking pay and performance in evaluating new LTI plans to determine the impact of additional stock awards. We will therefore review the company’s pay-for-performance grade, see below for more information, and specifically the proportion of total compensation that is stock-based.

Pay for Performance

Glass Lewis believes an integral part of a well-structured compensation package is a successful link between pay and performance. Therefore, Glass Lewis developed a proprietary pay-for-performance model to evaluate the link between pay and performance of the top five executives at US companies. Our model benchmarks these executives’ pay and company performance against four peer groups and across seven performance metrics. Using a forced curve and a school letter-grade system, we grade companies from A-F according to their pay-for-performance linkage. The grades guide our evaluation of compensation committee effectiveness and we generally recommend voting against compensation committee of companies with a pattern of failing our pay-for-performance analysis.

We also use this analysis to inform our voting decisions on say-on-pay proposals. As such, if a company receives a failing grade from our proprietary model, we are likely to recommend shareholders to vote against the say-on-pay proposal. However, there may be exceptions to this rule such as when a company makes significant enhancements to its compensation programs.

Recoupment (“Clawback”) Provisions

Section 954 of the Dodd-Frank Act requires the SEC to create a rule requiring listed companies to adopt policies for recouping certain compensation during a three-year look-back period. The rule applies to incentive-based compensation paid to current or former executives if the company is required to prepare an accounting restatement due to erroneous data resulting from material non-compliance with any financial reporting requirements under the securities laws.

These recoupment provisions are more stringent than under Section 304 of the Sarbanes-Oxley Act in three respects: (i) the provisions extend to current or former executive officers rather than only to the CEO and CFO; (ii) it has a three-year look-back period (rather than a twelve-month look-back period); and (iii) it allows for recovery of compensation based upon a financial restatement due to erroneous data, and therefore does not require misconduct on the part of the executive or other employees.

Frequency of Say-on-Pay

The Dodd-Frank Act also requires companies to allow shareholders a non-binding vote on the frequency of say-on-pay votes, i.e. every one, two or three years. Additionally, Dodd-Frank requires companies to hold such votes on the frequency of say-on-pay votes at least once every six years.

We believe companies should submit say-on-pay votes to shareholders every year. We believe that the time and financial burdens to a company with regard to an annual vote are relatively small and incremental and are outweighed by the benefits to shareholders through more frequent accountability. Implementing biannual or triennial votes on executive compensation limits shareholders’ ability to hold the board accountable for its compensation practices through means other than voting against the compensation committee. Unless a company provides a compelling rationale or unique circumstances for say-on-pay votes less frequent than annually, we will generally recommend that shareholders support annual votes on compensation.

Vote on Golden Parachute Arrangements

The Dodd-Frank Act also requires companies to provide shareholders with a separate non-binding vote on approval of golden parachute compensation arrangements in connection with certain change-in-control transactions. However, if the golden parachute arrangements have previously been subject to a say-on-pay vote which shareholders approved, then this required vote is waived.

Glass Lewis believes the narrative and tabular disclosure of golden parachute arrangements will benefit all shareholders. Glass Lewis will analyze each golden parachute arrangement on a case-by-case basis, taking into account, among other items: the ultimate value of the payments particularly compared to the value of the transaction, the tenure and position of the executives in question, and the type of triggers involved (single vs double).

EQUITY-BASED COMPENSATION PLAN PROPOSALS

We believe that equity compensation awards are useful, when not abused, for retaining employees and providing an incentive for them to act in a way that will improve company performance. Glass Lewis evaluates equity-based compensation plans using a detailed model and analytical review.

Equity-based compensation programs have important differences from cash compensation plans and bonus programs. Accordingly, our model and analysis takes into account factors such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions.

Our analysis is primarily quantitative and focused on the plan’s cost as compared with the business’s operating metrics. We run twenty different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

In our analysis, we compare the program’s expected annual expense with the business’s operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the option plan’s expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm contribute to the creation of enterprise value but not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because, in addition to creeping averages serving to inflate compensation, we believe that some absolute limits are warranted.

We evaluate equity plans based on certain overarching principles:

1. Companies should seek more shares only when needed.

2. Requested share amounts should be small enough that companies seek shareholder approval every three to four years (or more frequently).

3. If a plan is relatively expensive, it should not grant options solely to senior executives and board members.

4. Annual net share count and voting power dilution should be limited.

5. Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group.

6. The expected annual cost of the plan should be proportional to the business’s value.

7. The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results.

8. Plans should deliver value on a per-employee basis when compared with programs at peer companies.

9. Plans should not permit re-pricing of stock options.

10. Plans should not contain excessively liberal administrative or payment terms.

11. Plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to “inverse” full-value award multipliers.

11. Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements.

12. Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.

Option Exchanges

Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and we believe that the employees, officers, and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

We are concerned that option grantees who believe they will be “rescued” from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option’s value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.

In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck.

There is one circumstance in which a repricing or option exchange program is acceptable: if macroeconomic or industry trends, rather than specific company issues, cause a stock’s value to decline dramatically and the repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a circumstance, we will recommend supporting a repricing only if the following conditions are true:

1. Officers and board members cannot participate in the program;

2. The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

3. The exchange is value-neutral or value-creative to shareholders using very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs; and

4. Management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.

Option Backdating, Spring-Loading, and Bullet-Dodging

Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return.

Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Since 2006, Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.

Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.

The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.

A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company’s compensation and governance practices.53

Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.

Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.

When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.

162(m) Plans

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, upon shareholder approval of the excess compensation. Glass Lewis recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans.

[53] Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” November, 2006.

We believe the best practice for companies is to provide robust disclosure to shareholders so that they can make fully-informed judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that disclosure should include specific performance metrics, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.

We typically recommend voting against a 162(m) plan where: a company fails to provide at least a list of performance targets; a company fails to provide one of either a total pool or an individual maximum; or the proposed plan is excessive when compared with the plans of the company’s peers.

The company’s record of aligning pay with performance (as evaluated using our proprietary pay-for-performance model) also plays a role in our recommendation. Where a company has a record of setting reasonable pay relative to business performance, we generally recommend voting in favor of a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.

As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards; it will only prevent the tax deduction associated with them.

Director Compensation Plans

Glass Lewis believes that non-employee directors should receive reasonable and appropriate compensation for the time and effort they spend serving on the board and its committees. Director fees should be competitive in order to retain and attract qualified individuals. But excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required. We will consider recommending supporting compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. However, equity grants to directors should not be performance-based to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design.

Glass Lewis uses a proprietary model and analyst review to evaluate the costs of equity plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to guide our voting recommendations on stock-based director compensation plans.

V. GOVERNANCE STRUCTURE AND THE SHAREHOLDER FRANCHISE

ANTI-TAKEOVER MEASURES

Poison Pills (Shareholder Rights Plans)

Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.

We believe boards should be given wide latitude in directing company activities and in charting the company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.

In certain circumstances, we will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes each of the following attributes:

1.	The form of offer is not required to be an all-cash transaction;

2.	The offer is not required to remain open for more than 90 business days;

3.	The offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms;

4.	There is no fairness opinion requirement; and

5.	There is a low to no premium requirement.

Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

NOL Poison Pills

Similarly, Glass Lewis may consider supporting a limited poison pill in the unique event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies’ ability to use NOLs in the event of a “change of ownership.”54 In this case, a company may adopt or amend a poison pill (“NOL pill”) in order to prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.

Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of the plan is limited in duration (i.e., whether it contains a reasonable “sunset” provision) or is subject to periodic board review and/or shareholder ratification. However, we will recommend that shareholders vote against a proposal to adopt or amend a pill to include NOL protective provisions if the company has adopted a more narrowly tailored means of preventing a change in control to preserve its NOLs. For example, a company may limit share transfers in its charter to prevent a change of ownership from occurring.

Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.

Fair Price Provisions

Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority stockholders. The

[54] Section 382 of the Internal Revenue Code refers to a “change of ownership” of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the “trafficking” of net operating losses.

provision is generally applied against the acquirer unless the takeover is approved by a majority of “continuing directors” and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.

The effect of a fair price provision is to require approval of any merger or business combination with an “interested stockholder” by 51% of the voting stock of the company, excluding the shares held by the interested stockholder. An interested stockholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary.

Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested stockholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.

Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.

REINCORPORATION

In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction.

However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the Company benefit from shifting jurisdictions including the following:

1. Is the board sufficiently independent?

2. Does the Company have anti-takeover protections such as a poison pill or classified board in place?

3. Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?

4. Do shareholders have the right to call special meetings of shareholders?

5. Are there other material governance issues at the Company?

6. Has the Company’s performance matched or exceeded its peers in the past one and three years?

7. How has the Company ranked in Glass Lewis’ pay-for-performance analysis during the last three years?

8. Does the company have an independent chairman?

We note, however, that we will only support shareholder proposals to change a company’s place of incorporation in exceptional circumstances.

EXCLUSIVE FORUM PROVISIONS

Glass Lewis believes that charter or bylaw provisions limiting a shareholder’s choice of legal venue are not in the best interests of shareholders. Such clauses may effectively discourage the use of shareholder derivative claims by increasing their associated costs and making them more difficult to pursue. As such, shareholders should be wary about approving any limitation on their legal recourse including limiting themselves to a single jurisdiction (e.g. Delaware) without compelling evidence that it will benefit shareholders.

For this reason, we recommend that shareholders vote against any bylaw or charter amendment seeking to adopt an exclusive forum provision unless the company: (i) provides a compelling argument on why the provision would directly benefit shareholders; (ii) provides evidence of abuse of legal process in other, non-favored jurisdictions; and (ii) maintains a strong record of good corporate governance practices.

Moreover, in the event a board seeks shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal, we will weigh the importance of the other bundled provisions when determining the vote recommendation on the proposal. We will nonetheless recommend voting against the chairman of the governance committee for bundling disparate proposals into a single proposal (refer to our discussion of nominating and governance committee performance in Section I of the guidelines).

AUTHORIZED SHARES

Glass Lewis believes that adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:

1. Stock Split – We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

2. Shareholder Defenses – Additional authorized shares could be used to bolster takeover defenses such as a poison pill. Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

3. Financing for Acquisitions – We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.

4. Financing for Operations – We review the company’s cash position and its ability to secure financing through borrowing or other means. We look at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares.

While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

ADVANCE NOTICE REQUIREMENTS

We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.

VOTING STRUCTURE

Cumulative Voting

Cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of the stock they own multiplied by the number of directors to be elected. As companies generally have multiple nominees up for election, cumulative voting allows shareholders to cast all of their votes for a single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more shareholders who control a majority-voting block of company stock.

Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.

However, academic literature indicates that where a highly independent board is in place and the company has a shareholder-friendly governance structure, shareholders may be better off without cumulative voting. The analysis underlying this literature indicates that shareholder returns at firms with good governance structures are lower and that boards can become factionalized and prone to evaluating the needs of special interests over the general interests of shareholders collectively.

We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.

Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.

Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

Supermajority Vote Requirements

Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.

TRANSACTION OF OTHER BUSINESS

We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before an annual or special meeting. In our opinion, granting unfettered discretion is unwise.

ANTI-GREENMAIL PROPOSALS

Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.

MUTUAL FUNDS: INVESTMENT POLICIES AND ADVISORY AGREEMENTS

Glass Lewis believes that decisions about a fund’s structure and/or a fund’s relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:

• The terms of any amended advisory or sub-advisory agreement;

• Any changes in the fee structure paid to the investment advisor; and

• Any material changes to the fund’s investment objective or strategy.

We generally support amendments to a fund’s investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund’s advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.

In matters pertaining to a fund’s investment objective or strategy, we believe shareholders are best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund’s investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally contemplated, and which could therefore potentially negatively impact some investors’ diversification strategies.

REAL ESTATE INVESTMENT TRUSTS

The complex organizational, operational, tax and compliance requirements of Real Estate Investment Trusts (“REITs”) provide for a unique shareholder evaluation. In simple terms, a REIT must have a minimum of 100 shareholders (the “100 Shareholder Test”) and no more than 50% of the value of its shares can be held by five or fewer individuals (the “5/50 Test”). At least 75% of a REITs’ assets must be in real estate, it must derive 75% of its gross income from rents or mortgage interest, and it must pay out 90% of its taxable earnings as dividends. In addition, as a publicly traded security listed on a stock exchange, a REIT must comply with the same general listing requirements as a publicly traded equity.

In order to comply with such requirements, REITs typically include percentage ownership limitations in their organizational documents, usually in the range of 5% to 10% of the REITs outstanding shares. Given the complexities of REITs as an asset class, Glass Lewis applies a highly nuanced approach in our evaluation of REIT proposals, especially regarding changes in authorized share capital, including preferred stock.

Preferred Stock Issuances at REITs

Glass Lewis is generally against the authorization of preferred shares that allows the board to determine the preferences, limitations and rights of the preferred shares (known as “blank-check preferred stock”). We believe that granting such broad discretion should be of concern to common shareholders, since blank-check preferred stock could be used as an antitakeover device or in some other fashion that adversely affects the voting power or financial interests of common shareholders. However, given the requirement that a REIT must distribute 90% of its net income annually, it is inhibited from retaining capital to make investments in its business. As such, we recognize that equity financing likely plays a key role in a REIT’s growth and creation of shareholder value. Moreover, shareholder concern regarding the use of preferred stock as an anti-takeover mechanism may be allayed by the fact that most REITs maintain ownership limitations in their certificates of incorporation. For these reasons, along with the fact that REITs typically do not engage in private placements of preferred stock (which result in the rights of common shareholders being adversely impacted), we may support requests to authorize shares of blank-check preferred stock at REITs.

BUSINESS DEVELOPMENT COMPANIES

Business Development Companies (“BDCs”) were created by the U.S. Congress in 1980; they are regulated under the Investment Company Act of 1940 and are taxed as regulated investment companies (“RICs”) under the Internal Revenue Code. BDCs typically operate as publicly traded private equity firms that invest in early stage to mature private companies as well as small public companies. BDCs realize operating income when their investments are sold off, and therefore maintain complex organizational, operational, tax and compliance requirements that are similar to those of REITs—the most evident of which is that BDCs must distribute at least 90% of their taxable earnings as dividends.

Authorization to Sell Shares at a Price below Net Asset Value

Considering that BDCs are required to distribute nearly all their earnings to shareholders, they sometimes need to offer additional shares of common stock in the public markets to finance operations and acquisitions. However, shareholder approval is required in order for a BDC to sell shares of common stock at a price below Net Asset Value (“NAV”). Glass Lewis evaluates these proposals using a case-by-case approach, but will recommend supporting such requests if the following conditions are met:

1.	The authorization to allow share issuances below NAV has an expiration date of one year or less from the date that shareholders approve the underlying proposal (i.e. the meeting date);

2.	The proposed discount below NAV is minimal (ideally no greater than 20%);

3.	The board specifies that the issuance will have a minimal or modest dilutive effect (ideally no greater than 25% of the Company’s then-outstanding common stock prior to the issuance); and

4.	A majority of the Company’s independent directors who do not have a financial interest in the issuance approve the sale.

In short, we believe BDCs should demonstrate a responsible approach to issuing shares below NAV, by proactively addressing shareholder concerns regarding the potential dilution of the requested share issuance, and explaining if and how the Company’s past below-NAV share issuances have benefitted the Company.

VI. COMPENSATION, ENVIRONMENTAL, SOCIAL AND GOVERNANCE SHAREHOLDER INITIATIVES OVERVIEW

Glass Lewis typically prefers to leave decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, to management and the board, except when there is a clear link between the proposal and value enhancement or risk mitigation. We feel strongly that shareholders should not attempt to micromanage the company, its businesses or its executives through the shareholder initiative process. Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should then put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and then hold directors accountable for management and policy decisions through board elections. However, we recognize that support of appropriately crafted shareholder initiatives may at times serve to promote or protect shareholder value.

To this end, Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally recommend supporting shareholder proposals calling for the elimination of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards. We generally recommend supporting proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In addition, we also generally recommend supporting proposals that promote director accountability and those that seek to improve compensation practices, especially those promoting a closer link between compensation and performance.

For a detailed review of compensation, environmental, social and governance shareholder initiatives, please refer to our comprehensive Proxy Paper Guidelines on Shareholder Resolutions and Initiatives.